                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant
   Filed by a Party other than the Registrant

   Check the appropriate box:

   [_] Preliminary Proxy Statement
   [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
       6(e)(2))
   [X] Definitive Proxy Statement
   [_] Definitive Additional Materials
   [_] Soliciting Material under Section 240.14a-12

                          TELCOM SEMICONDUCTOR, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

  [_] No fee required.
  [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies: common stock, $0.001 par value, of TelCom Semiconductor, Inc. ("TelCom")
--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies: up to 19,694,649 shares of TelCom common stock
--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee of $67,755 was calculated pursuant to Rule 0-11(c) (l) of the Securities Exchange Act, by multiplying 1/50 of 1% of the value of the TelCom common stock to be received by Microchip Technology Incorporated in the transaction. The value of the TelCom common stock was determined to be 13.03125 per share in accordance with Rule 0-11(a)(4) of the Exchange Act based on the average high and low prices of TelCom common stock reported on The Nasdaq National Market on November 15, 2000. The fee was previously paid upon the filing of a Registration Statement on Form S-4 (File no. 333-50324).
--------------------------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction: $256,645,895
--------------------------------------------------------------------------------

5)   Total fee paid: $67,755
--------------------------------------------------------------------------------

     [_] Fee paid previously by written preliminary materials.

     [X] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:     $67,755
--------------------------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:    Form S-4 (File No. 333-
     50324)
--------------------------------------------------------------------------------

3)   Filing Party:   Microchip Technology Incorporated
--------------------------------------------------------------------------------

4)   Date Filed:      November 20, 2000
--------------------------------------------------------------------------------

[LOGO OF TELCOM SEMICONDUCTOR, INC.]

               To the stockholders of TelCom Semiconductor, Inc.

                 A MERGER PROPOSAL--YOUR VOTE IS VERY IMPORTANT

   On October 26, 2000, TelCom Semiconductor, Inc.'s board of directors approved a reorganization agreement between Microchip Technology Incorporated and TelCom. The reorganization agreement provides for the merger of TelCom with a newly formed, wholly owned subsidiary of Microchip. If the merger is completed you will become a stockholder of Microchip.

   In the merger, each share of your TelCom common stock will be exchanged for a fraction of a share of Microchip common stock, with the fraction determined as follows:

  . If the average closing price of Microchip's common stock for the ten trading days preceding the closing of the merger is equal to or between $28.30 and $32.61, this fraction will be determined by dividing $15.00 by this ten-day average price.

  . If the ten-day average closing price of Microchip's common stock immediately prior to the merger is less than $28.30, then this fraction will equal 0.53.

  . If the ten-day average closing price of Microchip's common stock immediately prior to the merger is greater than $32.61, then this fraction will equal 0.46.

   Microchip common stock is listed on The Nasdaq Stock Market's National Market under the trading symbol "MCHP," and on December 4, 2000, Microchip common stock closed at $24.75 per share.

   The merger cannot be completed unless the holders of a majority of TelCom's common stock adopt the reorganization agreement at a special meeting of the stockholders of TelCom. Only stockholders who hold their shares of TelCom common stock at the close of business on November 27, 2000, will be entitled to vote at the special meeting.

   After careful consideration, your board of directors determined the merger to be fair to you and in your best interests and declared the merger advisable. TelCom's board of directors unanimously approved the reorganization agreement and unanimously recommends its adoption by you.

   This proxy statement/prospectus provides you with detailed information concerning Microchip and the merger. Please give all of the information contained in this proxy statement/prospectus your careful attention. In particular, you should carefully consider the discussion in the section entitled "Risk Factors" on page 19 of this proxy statement/prospectus. We encourage you to read this entire document carefully.

   The date, time and place of the special meeting is as follows:

   Please use this opportunity to take part in the affairs of TelCom by voting on the adoption of the reorganization agreement. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed self-addressed stamped envelope. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person. YOUR VOTE IS VERY IMPORTANT.

   We appreciate your interest in TelCom and consideration of this matter.

                                          /s/ Robert G. Gargus
                                          Robert G. Gargus
                                          President and
                                          Chief Executive Officer

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of Microchip common stock to be issued in connection with the merger or determined whether this proxy statement/prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

   This proxy statement/prospectus is dated December 6, 2000, and was first mailed to stockholders on or about December 8, 2000.

[LOGO OF TELCOM SEMICONDUCTOR, INC.]

                               ----------------

                           TelCom Semiconductor, Inc.
                            1300 Terra Bella Avenue
                        Mountain View, California 94039

Date: January
16, 2001
Time: 10:00 a.m.
Place: 1300 Terra Bella Avenue
   Mountain View, CA 94039

                Notice of Special Meeting of TelCom Stockholders

                               ----------------

To TelCom stockholders:

  At the special meeting you will be asked to:

   1. Consider and vote upon a proposal to adopt the Agreement and Plan of Reorganization, dated as of October 26, 2000, by and among Microchip Technology Incorporated, Matchbox Acquisition Corp., a wholly owned subsidiary of Microchip, and TelCom Semiconductor, Inc., pursuant to which Matchbox Acquisition Corp. will merge with and into TelCom, and TelCom will become a wholly owned subsidiary of Microchip. In the merger:

  . If the average closing price of Microchip's common stock for the ten trading days preceding the closing of the merger is equal to or between $28.30 and $32.61, each share of TelCom common stock will be exchanged for a fraction of a share of Microchip common stock equal to $15.00 divided by this ten-day average price.

  . If the ten-day average closing price of Microchip's common stock immediately prior to the merger is less than $28.30, then each share of TelCom common stock will be exchanged for 0.53 of a share of Microchip common stock.

  . If the ten-day average closing price of Microchip's common stock immediately prior to the merger is greater than $32.61, then each share of TelCom common stock will be exchanged for 0.46 of a share of Microchip common stock.

   Adoption of the reorganization agreement will also constitute approval of the merger and the other transactions contemplated by the reorganization agreement.

   2. Transact such other business as may properly come before the special meeting or any adjournment of the special meeting.

   The attached proxy statement/prospectus contains a more complete description of these items of business, including the reorganization agreement, the proposed merger and certain actions to be taken in connection with the merger. You are cordially invited to attend the special meeting in person. To ensure that your vote will be counted, please complete, date and sign the enclosed proxy and return it promptly in the enclosed postage-paid envelope, whether or not you plan to attend the special meeting. You may revoke your proxy in the manner described in the accompanying document at any time before it is voted at the special meeting. Executed proxies with no instructions indicated thereon will be voted "FOR" adoption of the reorganization agreement.

   Only holders of record of TelCom common stock at the close of business on November 27, 2000, the record date, are entitled to vote on the matters listed in this notice of special meeting. You may vote in person at the TelCom special meeting even if you have returned a proxy.

                                          By Order of the Board of Directors,

                                          /s/ Mark M. Brown
                                          MARK M. BROWN
                                          CHIEF FINANCIAL OFFICER AND
                                           SECRETARY

Mountain View, California
December 6, 2000


                 Whether or Not You Plan to Attend the Meeting,
         Please Complete, Sign, Date and Return the Accompanying Proxy
                In the Enclosed Self-Addressed Stamped Envelope.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Summary of the Proxy Statement/Prospectus.................................   1
  The Companies...........................................................   1
  A Warning About Forward-Looking Statements..............................   2
  Questions and Answers About the Merger..................................   3
  Summary of the Transaction..............................................   5
  Selected Historical and Pro Forma Financial Data........................  12
  Selected Historical Financial Data of Microchip.........................  12
  Selected Historical Financial Data of TelCom............................  13
  Selected Unaudited Pro Forma Combined Financial Data....................  14
  Comparative Per Share Data..............................................  15
  Comparative Per Share Market Price Data.................................  16
Risk Factors..............................................................  18
  Risks Related to the Merger.............................................  18
  Risks Related to the Combined Companies.................................  22
The Special Meeting of TelCom Stockholders................................  28
  General.................................................................  28
  Matters to be Considered at the TelCom Special Meeting..................  28
  Date, Time and Place....................................................  28
  Record Date; Quorum.....................................................  28
  Votes Required..........................................................  28
  Voting by TelCom's Executive Officers and Directors.....................  28
  Voting of Proxies; Revocability of Proxies..............................  29
  Solicitation of Proxies and Expenses....................................  29
The Merger................................................................  30
  Background of the Merger................................................  30
  Microchip's Reasons for the Merger......................................  32
  TelCom's Reasons for the Merger.........................................  33
  Recommendation of TelCom's Board of Directors...........................  35
  Opinion of TelCom's Financial Advisor...................................  35
  Contribution Analysis...................................................  38
  Public Company Comparable Analysis......................................  38
  Comparable Transactions Analysis........................................  39
  Transaction Premiums Paid Analysis......................................  40
  Exchange Ratio Analysis.................................................  41
  Pro Forma Combination Analysis..........................................  41
  TelCom Stock Performance Analysis.......................................  41
  Evaluation of Microchip Equity..........................................  41
  Microchip Stock Performance Analysis....................................  42
  Considerations in Preparation of TelCom's Fairness Opinion..............  42
  Interests of TelCom Directors, Officers and Affiliates in the Merger....  42
  Completion and Effectiveness of the Merger..............................  43
  Structure of the Merger and Conversion of TelCom Common Stock...........  43
  Exchange of TelCom Stock Certificates for Microchip Stock Certificates..  44
  No Dividends............................................................  44
  Material United States Federal Income Tax Consequences of the Merger....  44
  Accounting Treatment of the Merger......................................  46
  Reissuance of Shares of Microchip Common Stock..........................  46
  Regulatory Filings and Approvals Required to Complete the Merger........  46
  Restrictions on Sales of Shares by Affiliates of TelCom and Microchip...  46
  Listing on The Nasdaq Stock Market's National Market of Microchip Common
   Stock to be Issued in the Merger.......................................  47
  Dissenters' Appraisal Rights............................................  47
  The Reorganization Agreement............................................  47

                                                                          Page
                                                                          ----
  General................................................................  47
  The Stock Option Agreement.............................................  57
  Voting Agreements......................................................  58
  Affiliate Agreements...................................................  58
  Noncompetition Agreements..............................................  59
  Operations After the Merger............................................  59
  Unaudited Pro Forma Combined Financial Information.....................  60
Comparison of Rights of Holders of TelCom Common Stock and Microchip
 Common Stock............................................................  67
  Number of Directors....................................................  67
  Cumulative Voting for Directors........................................  67
  Classified Board of Directors..........................................  67
  Director Voting........................................................  67
  Removal of Directors...................................................  67
  Filling Vacancies on the Board of Directors............................  68
  Advance Notice of Stockholder Proposals................................  68
  Power to Call Special Meetings of Stockholders.........................  68
  Business Combination Following a Change of Control.....................  68
  Amendment of Charter Documents.........................................  68
  Indemnification........................................................  69
  Rights Plan............................................................  69
  No Restrictions on Sales of Stock......................................  70
  Inspection of Stockholders List........................................  70
  Dissenters' Rights.....................................................  71
Share Ownership by Principal Stockholders, Management and Directors of
 TelCom..................................................................  72
Legal Opinion............................................................  74
Experts..................................................................  74
Where You Can Find More Information......................................  75

Exhibit A--Agreement and Plan of Reorganization
Exhibit B--Stock Option Agreement
Exhibit C--Form of Voting Agreement
Exhibit D--Fairness Opinion of C.E. Unterberg, Towbin
Exhibit E--Form of TelCom Affiliate Agreement
Exhibit F--Form of Noncompetition Agreement

                   SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

   This summary may not contain all of the information that is important to you. You should carefully read this entire document and the other documents we refer to for a more complete understanding of the merger. In particular, you should read the documents attached to this proxy statement/prospectus as exhibits, including the reorganization agreement, the stock option agreement, the form of voting agreement, the fairness opinion of C.E. Unterberg, Towbin, the form of TelCom affiliate agreement and the form of noncompetition agreement that are attached as Exhibits A, B, C, D, E and F, respectively. We encourage you to read the reorganization agreement, which is the legal document governing the terms of the merger. In addition, we incorporate by reference important business and financial information about Microchip and TelCom into this proxy statement/prospectus. You may obtain the information incorporated by reference into this proxy statement/prospectus without charge by following the instructions in the section entitled "Where You Can Find More Information" on page 75 of this proxy statement/prospectus.

                                 THE COMPANIES

TelCom Semiconductor, Inc.
1300 Terra Bella Avenue
Mountain View, California 94039-7267
(650) 215-5213

   TelCom designs, develops and markets a diversified portfolio of high-performance analog and mixed-signal integrated circuits for a wide variety of applications in the wireless communications, networking, computer, and industrial markets. TelCom operates from facilities in Mountain View, California; Lausanne, Switzerland; and Hong Kong. TelCom employs approximately 280 people worldwide and has sales offices in Austin, Texas; Endwell, New York; Concord, Massachusetts; Atlanta, Georgia; London, England; and Martinsreid, Germany.

   TelCom maintains a site on the Internet at www.telcom-semi.com; however, information found on TelCom's website is not a part of this proxy statement/prospectus.

Microchip Technology Incorporated
2355 West Chandler Boulevard
Chandler, Arizona 85224-6199
(480) 792-7200

   Microchip develops and manufactures the PICmiro(R) RISC-based microcontrollers that serve 8- and 16-bit embedded control applications. Specializing in field-programmable and mixed signal solutions, Microchip also offers complementary microperipheral products including stand-alone analog, interface and microID(TM) RFID devices, serial EEPROM and the patented KEELOQ(R) security devices. Microchip markets its products to the automotive, communications, computing, consumer and industrial control markets. Microchip is headquartered in Chandler, Arizona with semiconductor fabrication facilities in Arizona and Washington, and assembly and test operations near Bangkok, Thailand. Microchip employs approximately 3,100 people worldwide and has sales offices throughout Asia, Europe, Japan and the Americas.

   Microchip maintains a site on the Internet at www.microchip.com; however, information found on Microchip's website is not a part of this proxy statement/prospectus.

                   A WARNING ABOUT FORWARD-LOOKING STATEMENTS

   Microchip and TelCom make forward-looking statements in this document. These forward-looking statements are subject to risks and uncertainties, and there can be no assurance that such statements will prove to be correct. Forward looking statements include:

  . statements relating to the cost savings anticipated to result from the proposed merger

  . statements relating to synergies anticipated to result from the proposed merger

  . statements relating to integration and other costs estimated to be incurred in connection with the proposed merger, and

  . statements anticipating future performance in the section entitled "The
    Merger--Microchip's Reasons for the Merger" and "--TelCom's Reasons for the Merger."

   Also, when we use words such as "believes," "expects," "anticipates," "estimates," "plans," "intends," "objectives," "goals," "aims" or "projects," or similar words or expressions, we are making forward-looking statements.

   Many possible events or factors could affect the future financial results and performance of the combined companies after the proposed merger is completed. This could cause actual results or performance to differ materially from those expressed in our forward-looking statements. We have described the risks and uncertainties that could materially impact the merger and the combined companies in the section entitled "Risk Factors" beginning on page 18.

   You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this document. Neither Microchip nor TelCom undertakes any obligation to update publicly any forward-looking statements to reflect events, circumstances or new information after the date of this document or to reflect the occurrence of unanticipated events.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q: Why is TelCom proposing to merge? (see page 33)

A: We believe that TelCom's analog capability is complementary and will add value to Microchip's existing products and that the synergies that result from the merger will allow the two companies to accelerate revenue growth, particularly with respect to their combined analog portfolio, faster and more efficiently than the two companies could separately. We believe this will allow for enhanced stockholder value for both companies' stockholders.

Q: What does the TelCom board of directors recommend? (see page 35)

A: After careful consideration, the TelCom board of directors has determined the merger to be fair to you and in your best interests and declared the merger advisable. TelCom's board of directors unanimously approved the reorganization agreement and unanimously recommends that you vote FOR the proposal to adopt the reorganization agreement.

Q: What will TelCom stockholders receive in the merger? (see page 43)

A: If the merger is completed, each share of TelCom common stock you own will be exchanged for a fraction of a share of Microchip common stock, with the fraction based on the following:

  . If the average closing price of Microchip's common stock for the ten trading days preceding the closing of the merger is equal to or between $28.30 and $32.61, this fraction will be determined by dividing $15.00 by this ten-day average price.

  . If the ten-day average closing price of Microchip's common stock immediately prior to the merger is less than $28.30, then this fraction will equal 0.53.

  . If the ten-day average closing price of Microchip's common stock immediately prior to the merger is greater than $32.61, then this fraction will equal 0.46.

  Microchip will not issue fractional shares of common stock. You will receive cash based on the average closing price of Microchip common stock for the five trading days prior to the completion of the merger instead of any fractional share.

  The value of the shares you receive in the merger will not be known at the time you vote on the merger and may go up or down as the market price of Microchip common stock goes up or down. TelCom is not permitted to "walk away" from the merger or resolicit the vote of its stockholders based solely on changes in the value of Microchip common stock.

  Based on the number of TelCom and Microchip shares outstanding as of the record date, and assuming the average market price of Microchip common stock is $24.75, the former stockholders of TelCom will own approximately 7.5% of Microchip after the merger.

Q: Will I be able to trade the Microchip common stock that I receive in the merger? (see page 46)

A: Yes. The Microchip common stock you receive will be freely tradable unless you are an affiliate of Microchip or TelCom. Microchip's common stock is listed on The Nasdaq National Market under the symbol "MCHP."

Q: What will happen to the outstanding options to purchase shares of TelCom common stock as a result of the merger? (see page 53)

A: Each outstanding option to purchase shares of TelCom common stock will be assumed by Microchip. The number of shares of Microchip common stock issuable upon the exercise of an assumed option will be equal to the number of shares of TelCom common stock subject to the option multiplied by the applicable exchange ratio in the merger and the exercise price will be equal to the existing option exercise price divided by the applicable exchange ratio.

Q: What are the tax consequences to me of the merger? (see page 44)

A: Microchip and TelCom have structured the merger so that, for federal income tax purposes, TelCom's stockholders will generally not recognize a gain or a loss upon the receipt of the Microchip common stock in the merger, except with respect to cash received in lieu of fractional shares. Please read carefully the discussion in "The Merger--Material United States Federal Income Tax Consequences of the Merger" beginning on page 44 below. Microchip and TelCom have conditioned the completion of the merger on receipt of legal opinions regarding the tax consequences of the merger. You are urged to consult your own tax advisor to determine your particular tax consequences resulting from the merger.

Q: When will the merger occur? (see page 43)

A: The merger will occur after approval of the TelCom stockholders is obtained at the special meeting and the other conditions to the merger, including regulatory approvals, are satisfied or waived. Microchip and TelCom are working towards completing the merger as quickly as possible.

Q: What do I need to do now? (see page 28)

A: After carefully reading and considering the information contained in this proxy statement/prospectus, mail your signed proxy card in the enclosed postage-prepaid return envelope as soon as possible so that your shares may be represented at the special meeting of TelCom stockholders.

Q: What happens if I return a signed proxy card but do not indicate how to vote my proxy? (see page 29)

A: If you do not include instructions on how to vote your properly signed proxy, your shares will be voted FOR adoption of the reorganization agreement and approval of the merger.

Q: What happens if I don't return a proxy card? (see page 29)

A: Not returning your proxy card will have the same effect as voting against the reorganization agreement.

Q: Can I change my vote after I have mailed my signed proxy card? (see page 29)

A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can send a written notice to the Secretary of TelCom stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the special meeting, file a written notice of revocation of your proxy with the Secretary of TelCom and vote in person. Your attendance alone will not revoke your proxy.

Q: If my broker holds my shares in "street name," will my broker vote my shares for me? (see page 29)

A: No. Your broker will not be able to vote your shares without instructions from you. If you do not provide your broker with voting instructions, your shares will be considered present at the special meeting for purposes of determining a quorum but will not be considered to have been voted in favor of adoption of the reorganization agreement. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q: Should I send in my stock certificates now? (see page 44)

A: No. After we complete the merger, Microchip will send you written instructions for exchanging your TelCom stock certificates for Microchip stock certificates.

Q: Who can help answer my questions? (see page 76)

A: You can call TelCom's Investor Relations at 1300 Terra Bella Avenue,
   Mountain View, CA 94039-7267, telephone (650) 215-5213 with any questions about the merger.

                           SUMMARY OF THE TRANSACTION

TelCom's Reasons for the Merger (see page 33)

   TelCom's board of directors has determined that the terms of the merger and the reorganization agreement are fair to, and in the best interests of, TelCom and its stockholders. In reaching its decision, TelCom's board of directors identified several potential benefits of the merger, which include:

  . the potential for accelerated revenue growth resulting from combining the companies' analog portfolios to capture a larger portion of the analog opportunity surrounding microcontrollers, thus resulting in enhanced stockholder value

  . the possible synergies from combining TelCom and Microchip, particularly synergies relating to Microchip's lower manufacturing costs and broader distribution channels

  . the trend toward increasing consolidation in, and the highly competitive nature of, the market in which TelCom operates and the competitive benefits of combining with a larger, diversified company such as Microchip

  . the likelihood that the merger will result in a combined company with greater financial, technological, and human resources to develop new products or acquire new technologies, and greater sales and marketing resources to help promote and sell TelCom products

  . the ability of TelCom, as part of Microchip, to increase distribution of its products by accessing Microchip's sales channels to reach Microchip's broader customer base, and

  . the ability of TelCom, as part of Microchip, to direct more resources towards product research and development.

Microchip's Reasons for the Merger (see page 32)

   Microchip's board of directors has determined that the merger is consistent with and in furtherance of the long-term business strategy of Microchip and fair to, and in the best interests of, Microchip and its stockholders. Microchip's board of directors considered a number of factors in its deliberations, including:

  . the terms and conditions of the reorganization agreement, including the price and the anticipated accounting treatment of the transaction

  . Microchip's belief that the analog portion of the semiconductor market is growing rapidly and proprietary analog products enjoy high, sustainable gross margins and that TelCom significantly enhances Microchip's analog technology and expertise

  . Microchip's belief that there is a revenue opportunity to embed approximately $1.50 of analog products around each $1.00 of microcontrollers. About 18 months ago, Microchip began targeting this revenue opportunity by building and attaching Microchip's stand-alone analog products to its microcontrollers. Microchip believes that the merger will enable it to accelerate its microcontroller "attach" strategy much faster than it could achieve alone

  . the fact that TelCom has multiple customers and suppliers for its analog products and has a large team of experienced analog design engineers who can meet Microchip's analog development needs at a time when such engineering resources are extremely scarce, and

  . the fact that the addition of TelCom's portfolio of products significantly expands Microchip's sales channel and distribution partners' ability to attach analog products to sales of Microchip's PICmicro microcontrollers.

Structure of the Transaction (see page 43)

   TelCom will merge with a subsidiary of Microchip and become a wholly owned subsidiary of Microchip. Following the merger, as a stockholder of Microchip, you will have an equity stake in TelCom's parent company, Microchip.

Stockholder Approval (see page 28)

   The holders of a majority of the outstanding shares of TelCom common stock must adopt the reorganization agreement. Microchip stockholders are not required to adopt the reorganization agreement and will not vote on the merger. You are entitled to cast one vote per share of TelCom common stock you owned as of November 27, 2000, the record date.

Recommendation of TelCom's Board of Directors (see page 35)

   After careful consideration, TelCom's board of directors determined the merger to be fair to you and in your best interests and declared the merger advisable. TelCom's board of directors unanimously approved the reorganization agreement and unanimously recommends its adoption by you.

Opinion of TelCom's Financial Advisor (see page 35)

   C.E. Unterberg, Towbin, TelCom's financial advisor, delivered an opinion to TelCom's board of directors that, subject to the considerations described in its opinion, the exchange ratio in the reorganization agreement is fair from a financial point of view to holders of TelCom common stock. The complete opinion of C.E. Unterberg, Towbin is attached as Exhibit D. We urge you to read it in its entirety. This opinion is addressed to the TelCom board of directors and does not constitute a recommendation to any stockholder as to any matters relating to the merger.

Procedure for Casting Your Vote (see page 28)

   Please mail your signed proxy card in the enclosed postage-prepaid return envelope as soon as possible so that your shares of TelCom common stock may be represented at the special meeting. If you return your proxy but do not include instructions on how to vote your properly executed proxy, your shares will be voted FOR adoption of the reorganization agreement. Your failure to vote will have the same effect as if you had voted AGAINST adoption of the reorganization agreement.

Procedure for Casting Your Vote if Your Shares are Held by Your Broker in "Street Name" (see page 29)

   Your broker will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker. If you do not provide your broker with voting instructions, your shares will not be voted at the special meeting and it will have the same effect as voting against adoption of the reorganization agreement.

Procedure for Changing Your Vote (see page 29)

   If you want to change your vote, just send the Secretary of TelCom a later-dated, signed proxy card before the special meeting or attend the special meeting in person and revoke your proxy and vote in person. You may revoke your proxy by sending written notice to the Secretary of TelCom before the special meeting.

Procedure for Exchanging Your Stock Certificates (see page 44)

   After the merger is completed, Microchip will send you written instructions for exchanging your TelCom stock certificates for Microchip stock certificates. Do not send your TelCom stock certificates now.

No Dissenter's Appraisal Rights (See page 47)

   Because both Microchip's common stock and TelCom's common stock are traded on The Nasdaq National Market, holders of TelCom common stock will not be entitled under the Delaware General Corporation Law to exercise dissenting stockholders' appraisal rights with respect to their shares of TelCom common stock.

Completion and Effectiveness of the Merger (see page 43)

   We will complete the merger when all of the conditions to completion of the merger are satisfied or waived. The merger will become effective when we file a Certificate of Merger with the State of Delaware. We are working toward completing the merger as quickly as possible. We hope to complete the merger promptly after the special meeting.

Conditions to Completion of the Merger (see page 53)

   The reorganization agreement is attached as Exhibit A. Please read the reorganization agreement in its entirety. It is the legal document that governs your rights in connection with the merger.

   Microchip's and TelCom's respective obligations to complete the merger are subject to the prior satisfaction or waiver of conditions. If either Microchip or TelCom waives any conditions, TelCom will consider the facts and circumstances at that time and make a determination as to whether a resolicitation of proxies from TelCom stockholders is appropriate. The conditions that must be satisfied or waived before the completion of the merger include the following:

  . TelCom's stockholders must vote a majority of the outstanding shares of TelCom common stock for approval of the reorganization agreement

  . the applicable waiting periods under the antitrust laws must expire or be terminated

  . the SEC must declare the S-4 registration statement effective and no injunction or order preventing the completion of the merger may be in effect

  . Microchip and TelCom must each receive an opinion of their tax counsel that the merger will qualify as a tax-free reorganization, and

  . Microchip must receive a letter from Microchip's independent accountants, KPMG LLP, stating their concurrence with Microchip management's conclusion that the merger will qualify for "pooling of interests" accounting treatment, and Microchip must receive from TelCom a copy of a letter addressed from PricewaterhouseCoopers LLP, independent accountants for TelCom, to TelCom stating their concurrence with TelCom management's conclusion that, based upon the information furnished to PricewaterhouseCoopers LLP by TelCom management, no conditions exist related to TelCom that would preclude TelCom from being a party to a business combination for which the "pooling of interests" method of accounting is used.

Termination of the Reorganization Agreement (see page 55)

   The reorganization agreement may be terminated under specified circumstances at any time before the completion of the merger, as summarized below.

   The reorganization agreement may be terminated by the mutual written consent of Microchip and TelCom duly authorized by their boards of directors.

   The reorganization agreement may also be terminated by either of Microchip or TelCom if the conditions to completion of the merger would not be satisfied because of a material breach of the reorganization agreement by the other party or a representation or warranty of the other party in the reorganization agreement becomes materially untrue, either of which is incurable or not cured within a specified period.

   In addition, the reorganization agreement may be terminated by either Microchip or TelCom under any of the following circumstances:

  . if the merger is not completed by April 30, 2001

  . if a final court order or other government decree or ruling prohibiting the merger is issued and is not appealable, or

  . if TelCom stockholders do not approve and adopt the reorganization agreement and approve the merger at the special meeting.

   Furthermore, Microchip may terminate the reorganization agreement if:

  . TelCom's board of directors withdraws or changes in a manner adverse to Microchip its recommendation in favor of adoption of the reorganization agreement

  . TelCom's board of directors does not reaffirm its recommendation in favor of the reorganization agreement within ten business days after Microchip requests reaffirmation following the announcement of any offer or proposal from a party other than Microchip relating to an extraordinary transaction including TelCom, such as a merger or a sale of significant assets

  . TelCom's board of directors approves or recommends any offer or proposal from a party other than Microchip relating to an extraordinary transaction

  . TelCom enters into any letter of intent or other agreement accepting any offer or proposal from a party other than Microchip relating to an extraordinary transaction

  . TelCom or one of its representatives solicits or enters into negotiations with a third party regarding an extraordinary transaction, unless that third party has made an offer that is superior to the merger and TelCom has notified Microchip of the offer, or

  . A person unaffiliated with Microchip starts a tender or exchange offer relating to at least 15% of the outstanding capital stock of TelCom, and TelCom does not recommend that its stockholders reject such offer within ten business days after the offer is first started.

Payment of Termination Fee (see page 56)

   If the reorganization agreement terminates under specified circumstances, TelCom will pay to Microchip a termination fee of $9,000,000.

No Other Negotiations Involving TelCom (see page 51)

   TelCom has agreed, subject to some limited exceptions, not to initiate or engage in discussions with another party about a business combination with the other party prior to the termination of the reorganization agreement.

Microchip Required TelCom to Enter Into a Stock Option Agreement That May Discourage Third Parties Who are Interested in Acquiring a Stake in TelCom (see page 57)

   TelCom entered into a stock option agreement with Microchip that grants Microchip the option to acquire shares of TelCom common stock that represent approximately 19.9% of the issued and outstanding shares of TelCom common stock. The exercise price of the option is $15.00 per share. The total economic benefit to Microchip of the termination fee and the stock option is $12,000,000.

   Microchip required TelCom to grant the option as a prerequisite to entering into the reorganization agreement. The option may discourage third parties who are interested in acquiring a significant stake in TelCom and is intended by Microchip to increase the likelihood that the merger will be completed.

   The option is not currently exercisable, and Microchip may only exercise the option if Microchip is entitled to receive the termination fee under the reorganization agreement. If the reorganization agreement is terminated under any other circumstances, the option will terminate.

   We urge you to read the stock option agreement, which is attached as Exhibit B, in its entirety.

TelCom Voting Agreements (see page 58)

   Some TelCom stockholders have entered into voting agreements with Microchip. The voting agreements require these TelCom stockholders to vote all the shares of TelCom common stock that they beneficially own in favor of adoption of the reorganization agreement. These TelCom stockholders were not paid additional consideration in connection with the voting agreements.

   The TelCom stockholders who entered into the voting agreement collectively held approximately 4.3% of the outstanding TelCom common stock as of the record date.

   We urge you to read the form of voting agreement, which is attached as Exhibit C, in its entirety.

Affiliate Agreements (see page 58)

   TelCom's and Microchip's directors and certain of their executive officers have executed affiliate agreements under which each of these persons has agreed not to sell or otherwise dispose of any shares of TelCom or Microchip common stock, in the case of the TelCom affiliates, or Microchip common stock, in the case of the Microchip affiliates, owned by them during the period beginning 30 days prior to the merger and ending the day Microchip publicly announces financial results covering at least 30 days of combined operations of Microchip and TelCom. Further, the TelCom affiliates have acknowledged resale restrictions imposed on their shares of Microchip common stock.

Noncompetition Agreements (see page 59)

   Some of TelCom's executive officers and key employees have entered into noncompetition agreements with Microchip in which they agreed not to compete with Microchip for a period of one year after the date on which they cease to be employed by Microchip, so long as that date falls within one year after the effective date of the merger. If the employee remains employed by Microchip for more than one year, there is no restriction on the employee's ability to compete with Microchip. The noncompetition agreements also provide that for the same period, the employee may not take any action to, or do anything reasonably intended to, divert business from Microchip or any of its respective subsidiaries. In addition, the employee may not directly or indirectly recruit, solicit, or assist others in recruiting or soliciting any person who is an employee of Microchip.

Interests of Certain Persons in the Merger (see page 42)

   When considering the recommendation of TelCom's board of directors, you should be aware that some of TelCom's directors and officers may have interests in the merger that are different from, or are in addition to, yours. The directors and officers of TelCom participate in arrangements and have continuing indemnification against liabilities that provide them with interests in the merger that are different from, or in addition to, those of other TelCom stockholders, including the following:

  . Directors and officers holding approximately 4.3% of the outstanding
    TelCom common stock as of the record date, have agreed to vote in favor of the reorganization agreement and the merger.

  . Microchip has agreed to cause the surviving corporation in the merger to indemnify each present and former TelCom officer and director against liabilities arising out of such person's services as an officer or director. Microchip will also maintain or cause the surviving corporation to maintain officers' and directors' liability insurance to cover any such liabilities for the next six years.

  . Some officers of TelCom are parties to executive retention agreements that provide for the payment of 12 months of base salary and benefits if within 24 months of a change of control of TelCom they are terminated, have a significant reduction in duties, facilities or perquisites, have a reduction in salary or benefits, or are relocated more than 25 miles from their existing place of employment. In addition, some officers of TelCom have provisions that provide for the acceleration of unvested stock options if they are terminated within 12 months of a change of control of TelCom. The merger would constitute a change of control.

   The directors and officers of TelCom may therefore have been and may be more likely to vote to adopt the reorganization agreement and approve the merger than if they did not have these interests. TelCom stockholders should consider whether these interests may have influenced these directors and officers to support or recommend the merger. You should read more about these interests under "The Merger--Interests of TelCom Directors, Officers and Affiliates in the Merger" on page 42.

   As of the record date, directors and executive officers of TelCom and their affiliates held approximately 4.3% of the outstanding shares of TelCom common stock.

U.S. Federal Income Tax Consequences of the Merger (see page 44)

   We have structured the merger so that, in general, Microchip, TelCom and their respective stockholders will not recognize gain or loss for United States federal income tax purposes in the merger, except for taxes payable because of cash received by TelCom stockholders instead of fractional shares. It is a condition to the merger that Microchip and TelCom receive legal opinions from their respective tax counsel stating that the merger will be a tax-free reorganization.

Accounting Treatment of the Merger (see page 46)

   We intend to account for the merger as a "pooling of interests" business combination. It is a condition to Microchip's obligation to complete the merger that Microchip be advised in writing by KPMG LLP, its independent accountants, that they concur with Microchip management's conclusion that the merger can properly be accounted for as a "pooling of interests" business combination. In addition, Microchip must receive from TelCom a copy of a letter addressed to TelCom from PricewaterhouseCoopers LLP, independent accountants to TelCom, stating their concurrence with TelCom management's conclusion that, based upon the information furnished to PricewaterhouseCoopers LLP by TelCom management, no conditions exist related to TelCom that would preclude TelCom from being a party to a business combination for which the "pooling of interests," method of accounting is used. Under the "pooling of interests" method of accounting, each of Microchip's and TelCom's historical recorded assets and liabilities will be carried forward to the combined company at their recorded amounts. In addition, the operating results of the combined company will include Microchip's and TelCom's operating results for the entire fiscal year in which the merger is completed and Microchip's and TelCom's historical reported operating results for prior periods will be combined and restated as the operating results of the combined company.

Reissuance of Shares of Microchip Common Stock (see page 46)

   In order to qualify for "pooling of interests" accounting treatment, Microchip must reissue in one or more transactions certain shares of Microchip common stock previously repurchased by Microchip and currently held in its treasury. Microchip expects to reissue all of these shares through option exercises or other sales to be completed prior to the closing of the merger. See "The Merger--Reissuance of Shares of Microchip Common Stock."

Antitrust Approval Required to Complete the Merger (see page 46)

   The merger is subject to antitrust laws. Microchip and TelCom have made the required filings with the Department of Justice and the Federal Trade Commission and will make any required filings with any applicable foreign regulatory agencies. The merger may not be completed, however, until the applicable waiting periods have expired or terminated. Microchip and TelCom each believe that they have substantially complied, or will substantially comply, with all requests for information from the Department of Justice and the Federal Trade Commission, however the applicable waiting periods have not yet expired. The Department of Justice or the Federal Trade Commission, as well as a foreign regulatory agency or government, state or private person, may challenge the merger at any time before its completion.

Ability to Sell Microchip Stock (see page 46)

   All shares of Microchip common stock received by you in connection with the merger will be freely transferable unless you are considered an "affiliate" of either of Microchip or TelCom under the Securities Act. Shares of Microchip common stock held by our affiliates may only be sold pursuant to a registration statement or exemption under the Securities Act.

                SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA

   Microchip and Telcom have provided the following selected historical financial data and selected pro forma condensed combined financial data to aid you in analyzing the financial aspects of the proposed merger. The information is only a summary and you should read it together with Microchip's and TelCom's consolidated financial statements and other financial information contained in the most recent annual and quarterly reports filed by Microchip and TelCom, which are incorporated by reference. Please see the section entitled "Where You Can Find More Information" on page 75 of this proxy statement/prospectus.

                SELECTED HISTORICAL FINANCIAL DATA OF MICROCHIP
                     (in thousands, except per share data)

   The selected historical consolidated income statement financial data for each of the fiscal years in the three-year period ended March 31, 2000 and for the six-month periods ended September 30, 2000 and 1999 have been derived from the consolidated statements of income for Microchip for such periods incorporated by reference in this proxy statement/prospectus. The consolidated income statement data for the fiscal years ended March 31, 1997 and 1996 have been derived from consolidated financial statements not included herein or incorporated herein by reference.

   The selected historical consolidated balance sheet data for Microchip as of March 31, 2000 and 1999 and September 30, 2000 have been derived from consolidated balance sheets for such periods incorporated by reference in this proxy statement/prospectus. The historical consolidated balance sheets as of March 31, 1998, 1997 and 1996 have been derived from consolidated financial statements not included herein or incorporated herein by reference.

                                                                           Six Months Ended
                                      Year Ended March 31,                   September 30,
                          -----------------------------------------------  -----------------
                            2000      1999      1998     1997      1996      2000     1999
                          --------  --------  -------- --------  --------  -------- --------
                                                                              (unaudited)
Income Statement Data:
Net sales...............  $495,729  $406,460  $396,894 $334,252  $285,888  $334,047 $225,731
Cost of sales...........   237,985   203,574   199,538  167,330   137,708   151,322  110,199
Research and
 development............    45,571    40,787    38,362   32,073    27,517    31,751   20,959
Selling, general and
 administrative.........    76,743    63,006    67,549   56,248    48,903    46,925   35,942
Special (income) expense
 (1)....................    (2,400)   28,937     5,000    7,544    11,448        --       --
Operating income........   137,830    70,156    86,445   71,057    60,312   104,049   58,631
Interest income
 (expense), net.........     1,184    (2,210)    1,505   (1,852)     (947)    4,100      192
Other income, net.......       770       665       217      288       569       335      472
Income before income
 taxes..................   139,784    68,611    88,167   69,493    59,934   108,484   59,295
Provision for income
 taxes..................    37,740    18,523    23,799   18,361    16,182    29,290   16,008
Net income..............  $102,044  $ 50,088  $ 64,368 $ 51,132  $ 43,752  $ 79,194 $ 43,287
Basic net income per
 share..................  $   0.89  $   0.44  $   0.54 $   0.44  $   0.38  $   0.67 $   0.38
Diluted net income per
 share..................  $   0.84  $   0.42  $   0.51 $   0.42  $   0.36  $   0.63 $   0.36
Basic common shares
 outstanding............   114,734   115,056   120,096  116,031   114,188   118,627  114,478
Diluted common shares
 outstanding............   122,031   120,438   126,705  123,038   122,700   126,466  121,145

                                       As of March 31,                    As of
                         -------------------------------------------- September 30,
                           2000     1999     1998     1997     1996       2000
                         -------- -------- -------- -------- -------- -------------
                                                                       (unaudited)
Balance Sheet Data:
Cash and short-term
 investments............ $188,112 $ 30,826 $ 32,188 $ 42,999 $ 31,059   $117,088
Working capital.........  196,813   93,780   55,171   91,176   55,855    104,033
Total assets............  812,411  505,230  524,743  428,092  358,187    973,809
Long-term obligations,
 less current portion...      918   25,000    8,768    8,999   33,250        866
Total stockholders'
 equity.................  624,296  358,797  367,308  316,584  219,632    744,643

--------
(1) Please refer to Management's Discussion and Analysis and note 2 to the consolidated financial statements included in Microchip's Annual Report filed on Form 10-K for a detailed description of special (income) expense.

                  SELECTED HISTORICAL FINANCIAL DATA OF TELCOM
                     (in thousands, except per share data)

   The selected historical consolidated statement of operations financial data for each of the fiscal years in the three-year period ended December 31, 1999 and for the nine-month periods ended September 30, 2000 and 1999 have been derived from the consolidated statements of operations for TelCom for such periods incorporated by reference in this proxy statement/prospectus. The consolidated statement of operations data for the fiscal years ended December 31, 1996 and 1995 have been derived from consolidated financial statements not included herein or incorporated herein by reference.

   The selected historical consolidated balance sheet data for TelCom as of December 31, 1999 and 1998 and September 30, 2000 have been derived from consolidated balance sheets for such periods incorporated by reference in this proxy statement/prospectus. The historical consolidated balance sheets as of December 31, 1997, 1996 and 1995 have been derived from consolidated financial statements not included herein or incorporated herein by reference.

                                                                      Nine Months
                                                                    Ended September
                                 Year Ended December 31,                  30,
                         ------------------------------------------ ---------------
                          1999    1998     1997     1996     1995    2000    1999
                         ------- -------  -------  -------  ------- ------- -------
                                                                      (unaudited)
Statement of Operations
 Data:
Net sales............... $57,322 $54,263  $55,435  $37,762  $39,004 $55,385 $41,526
Cost of sales...........  31,626  34,896   31,175   26,801   24,680  27,099  23,225
Research and
 development............   6,794   5,588    5,455    4,271    2,649   7,609   5,150
Selling, general and
 administrative.........  10,007   9,496    9,530    7,713    7,115   8,918   7,415
Loss on foundry
 investment.............     --      --     8,264      --       --      --      --
Restructuring and
 other..................     269   7,258      --       --       --      --      269
Income (loss) from
 operations.............   8,626  (2,975)   1,011   (1,023)   4,560  11,759   5,467
Interest income
 (expense), net.........     385     386     (288)     162      299   3,684     226
Gain on sale of
 investment.............   5,819     --       --       --       --    3,091   5,819
Income (loss) before
 income taxes...........  14,830  (2,589)     723     (861)   4,859  18,534  11,512
Provision (benefit) for
 income taxes...........   1,701     958    2,427     (233)   1,215   5,034   2,438
                         ------- -------  -------  -------  ------- ------- -------
Income (loss) before
 equity in net loss of
 SAI....................  13,129  (3,547)  (1,704)    (628)   3,644  13,500   9,074
Equity in net loss of
 SAI....................     --      --       --       --       --      649     --
                         ------- -------  -------  -------  ------- ------- -------
Net income (loss)....... $13,129 $(3,547) $(1,704) $  (628) $ 3,644 $12,851 $ 9,074
                         ======= =======  =======  =======  ======= ======= =======
Basic net income (loss)
 per share.............. $  0.92 $ (0.22) $ (0.11) $ (0.04) $  0.43 $  0.75 $  0.63
                         ======= =======  =======  =======  ======= ======= =======
Diluted net income
 (loss) per share....... $  0.84 $ (0.22) $ (0.11) $ (0.04) $  0.23 $  0.67 $  0.58
                         ======= =======  =======  =======  ======= ======= =======
Basic common shares
 outstanding............  14,302  15,933   16,184   15,612    8,436  17,115  14,300
                         ======= =======  =======  =======  ======= ======= =======
Diluted common shares
 outstanding............  15,676  15,933   16,184   15,612   15,703  19,280  15,514
                         ======= =======  =======  =======  ======= ======= =======

                                    As of December 31,                As of
                          --------------------------------------- September 30,
                           1999    1998    1997    1996    1995       2000
                          ------- ------- ------- ------- ------- -------------
                                                                   (unaudited)
Balance Sheet Data:
Cash and short-term
 investments............  $20,699 $14,059 $17,110 $12,761 $15,849   $113,639
Working capital.........   29,191  17,108  24,681  23,760  29,356    122,060
Total assets............   45,951  41,166  53,684  58,012  49,805    149,815
Notes payable and other
 long-term obligations..      --    2,678   3,462  10,047   3,328        --
Total stockholders'
 equity.................   38,582  25,918  36,421  36,926  37,059    132,388

                                   MICROCHIP

              SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
                     (in thousands, except per share data)

                                                              Six Months Ended
                                      Year Ended March 31,      September 30,
                                   -------------------------- -----------------
                                     2000     1999     1998     2000     1999
                                   -------- -------- -------- -------- --------
Statement of Operations Data: (1)
Net sales......................... $553,051 $460,723 $452,329 $372,230 $254,449
Net income........................  115,173   46,541   62,664   88,367   47,579
Basic net income per share........ $   0.95 $   0.38 $   0.49 $   0.70 $   0.39
Diluted net income per share...... $   0.89 $   0.36 $   0.47 $   0.65 $   0.37

                                                                       As of
                                                                   September 30,
                                                                       2000
                                                                   -------------
Balance Sheet Data: (1)
Working capital...................................................  $  216,993
Total assets......................................................   1,123,624
Long-term obligations, less current portion.......................         866
Total stockholders' equity........................................     867,931

--------
(1) See notes to unaudited pro forma combined financial statements on page 66 of this proxy statement/prospectus.

                           COMPARATIVE PER SHARE DATA

   The following table presents certain unaudited historical per share and combined pro forma per share data of Microchip and TelCom after giving effect to the merger using the "pooling of interests" method of accounting. The equivalent TelCom per share data is calculated based on an exchange ratio of
0.46 of a share of Microchip common stock for each share of TelCom common stock outstanding. The pro forma data does not purport to be indicative of the results of future operations or the results that would have occurred had the merger been consummated at the beginning of the periods presented. The information set forth below should be read in conjunction with the historical financial statements and notes thereto of Microchip and TelCom incorporated by reference in this document and its exhibits, and the selected unaudited pro forma condensed combined financial data included elsewhere in this document. The unaudited pro forma combined and unaudited pro forma per share equivalent data combine the results of operations of Microchip for the three years ended March 31, 2000 with the results of operations of TelCom for the three years ended December 31, 1999 and Microchip's financial position at March 31, 2000 with TelCom's financial position at December 31, 1999.

                                                                   Six Months
                                                                      Ended
                                              Year Ended March      September
                                                     31,               30,
                                             --------------------  -----------
                                             2000   1999    1998   2000  1999
                                             ----- ------  ------  ----- -----
Microchip historical per share data
  Income per common share, basic............ $0.89 $ 0.44  $ 0.54  $0.67 $0.38
  Income per common share, diluted..........  0.84   0.42    0.51   0.63  0.36
  Book value per share(1)...................  5.27                  6.25

                                                                   Nine Months
                                                                      Ended
                                                 Year Ended         September
                                                 December 31           30
                                             --------------------  -----------
                                             1999   1998    1997   2000  1999
                                             ----- ------  ------  ----- -----
TelCom historical per share data
  Income (loss) per common share, basic..... $0.92 $(0.22) $(0.11) $0.75 $0.63
  Income (loss) per common share, diluted...  0.84  (0.22)  (0.11)  0.67  0.58
  Book value per share(1)...................  2.70                  7.24

                                                                   Six Months
                                                                      Ended
                                              Year Ended March      September
                                                     31,               30,
                                             --------------------  -----------
                                             2000   1999    1998   2000  1999
                                             ----- ------  ------  ----- -----
Unaudited Pro Forma Combined(2)
  Income per common share, basic............ $0.95 $ 0.38  $ 0.49  $0.70 $0.39
  Income per common share, diluted..........  0.89   0.36    0.47   0.65  0.37
  Book value per share......................  5.31                  6.87

                                                                   Six Months
                                                                      Ended
                                                 Year Ended         September
                                                 December 31           30
                                             --------------------  -----------
                                             1999   1998    1997   2000  1999
                                             ----- ------  ------  ----- -----
Unaudited Pro Forma TelCom Per Share
 Equivalent(3)
  Income per common share, basic............ $0.44 $ 0.18  $ 0.23  $0.32 $0.18
  Income per common share, diluted..........  0.41   0.17    0.22   0.30  0.17
  Book value per share......................  2.44                  3.16

--------
(1) The book value per share is computed by dividing stockholders' equity by the number of shares of common stock outstanding at the end of each period.

(2) For purposes of the unaudited pro forma combined share data, TelCom's historical financial data for its years ending on December 31 has been combined with the March 31 year end of Microchip.

(3) The equivalent pro forma share amounts of TelCom are calculated by multiplying unaudited pro forma combined net income per share and book value per share amounts by an exchange ratio of 0.46.

                    COMPARATIVE PER SHARE MARKET PRICE DATA

   Microchip's common stock is traded on The Nasdaq National Market under the symbol "MCHP." The following table shows the high and low closing per share sale prices of Microchip common stock as reported by The Nasdaq National Market for the periods indicated. The prices in the following table have been adjusted to reflect Microchip's three-for-two stock split effective February 7, 2000 and an additional three-for-two stock split effective September 26, 2000. Microchip has never paid a cash dividend since its inception and does not anticipate paying any cash dividends in the foreseeable future.

                                                                    Microchip
                                                                   Sales Price
                                                                  -------------
                                                                   High   Low
                                                                  ------ ------
Fiscal Year Ended March 31, 1999
  First Quarter.................................................. $14.11 $ 9.25
  Second Quarter.................................................  14.83   8.14
  Third Quarter..................................................  17.42   8.17
  Fourth Quarter.................................................  18.17  12.06
Fiscal Year Ended March 31, 2000
  First Quarter.................................................. $22.42 $14.97
  Second Quarter.................................................  26.53  20.83
  Third Quarter..................................................  32.47  22.72
  Fourth Quarter.................................................  48.17  25.86
Fiscal Year Ended March 31, 2001
  First Quarter.................................................. $48.50 $33.33
  Second Quarter.................................................  47.92  33.06
  Third Quarter (through December 4, 2000).......................  37.19  23.06

   TelCom's common stock is traded on The Nasdaq National Market under the symbol "TLCM." The following table shows the high and low closing per share sale prices of TelCom common stock as reported by The Nasdaq National Market for the periods indicated. TelCom has never paid a cash dividend since its inception and does not anticipate paying any cash dividends in the foreseeable future.

                                                                     TelCom
                                                                   Sales Price
                                                                  -------------
                                                                   High   Low
                                                                  ------ ------
Fiscal Year Ended December 31, 1998
  First Quarter.................................................. $11.69 $ 7.75
  Second Quarter.................................................  11.69   3.63
  Third Quarter..................................................   5.25   2.38
  Fourth Quarter.................................................   5.88   1.50
Fiscal Year Ended December 31, 1999
  First Quarter.................................................. $ 5.81 $ 3.50
  Second Quarter.................................................  10.25   4.13
  Third Quarter..................................................  13.94   9.31
  Fourth Quarter.................................................  22.13   7.88
Fiscal Year Ended December 31, 2000
  First Quarter.................................................. $36.38 $18.88
  Second Quarter.................................................  43.88  21.38
  Third Quarter..................................................  41.25  13.12
  Fourth Quarter (through December 4, 2000)......................  14.06   9.94

   On October 26, 2000, the last full trading day before the public announcement of the proposed merger, the high and low sale prices for Microchip common stock, as reported on The Nasdaq National Market, were $29.88 and $26.00, respectively. The high and low sales prices for TelCom common stock, as reported on The Nasdaq National Market, were $12.22 and $10.75, respectively, on October 26, 2000.

   The following table sets forth the closing sale price of Microchip common stock, as reported on The Nasdaq National Market, TelCom common stock, as reported on The Nasdaq National Market, and the equivalent per share price of TelCom, giving effect to the proposed merger, on October 26, 2000 (the last full trading day prior to the public announcement of the proposed merger) and December 4, 2000 (the latest practicable trading day prior to the printing of this proxy statement/prospectus).

                                                         Closing Sales Price
                                                     ---------------------------
                                                                        TelCom
                                                     Microchip TelCom Equivalent
                                                     --------- ------ ----------
Price per share:
  October 26, 2000..................................  $29.75   $11.94   $15.00
  December 4, 2000..................................  $24.75   $12.13   $13.12

   No assurance can be given as to the market price of Microchip common stock at or after the effective date of the proposed merger. The market price of Microchip common stock is subject to fluctuation. The value of the shares of Microchip common stock that holders of TelCom common stock will receive in the proposed merger may increase or decrease prior to and following the proposed merger.

   Because the market price of TelCom and Microchip common stock may increase or decrease before the completion of the merger, you are urged to obtain current market quotations.

                                  RISK FACTORS

   By voting in favor of the adoption of the reorganization agreement, you will be choosing to invest in Microchip common stock. An investment in Microchip common stock involves a high degree of risk. In addition to the other information contained in or incorporated by reference into this proxy statement/prospectus, you should carefully consider the following risk factors in deciding whether to vote for the adoption of the reorganization agreement.

                          RISKS RELATED TO THE MERGER

Since the number of shares of Microchip common stock to be issued in the merger is partially fixed, you are at risk with respect to declines in the market price of Microchip's common stock, which has been historically volatile.

   Upon completion of the merger, each share of TelCom common stock you own will be exchanged for a fraction of a share of Microchip common stock, with the fraction based on the following:

  . If the average closing price of Microchip's common stock for the ten trading days preceding the closing of the merger is equal to or between $28.30 and $32.61, this fraction will be determined by dividing $15.00 by such ten-day average price.

  . If the ten-day average closing price of Microchip's common stock immediately prior to the merger is less than $28.30, then this fraction will equal 0.53.

  . If the ten-day average closing price of Microchip's common stock immediately prior to the merger is greater than $32.61, then this fraction will equal 0.46.

   There will be no other adjustments for changes in the market price of either TelCom common stock or Microchip common stock outside this specified trading range, and TelCom is not permitted to "walk away" from the merger or resolicit the vote of its stockholders solely because of changes in the market price of Microchip or TelCom common stock. Accordingly, the specific dollar value of Microchip common stock you will receive upon completion of the merger will depend on the market value of Microchip common stock for the ten-day trading period prior to the completion of the merger. The market price of Microchip's common stock has historically been extremely volatile and you should expect it to continue to be volatile. You should consult a stock price listing to determine the value of the Microchip common stock to be issued in the merger.

Microchip will face significant challenges in integrating our two companies and, as a result, may not realize the expected benefits of the merger.

   In deciding that the merger is in the best interests of our respective stockholders, the Microchip board of directors and the TelCom board of directors considered the potential complementary effects of combining our companies. However, the process of integrating separate businesses, especially when they are as geographically separated as Microchip, located in Arizona, and TelCom, located in California, involves a number of special risks, including:

  . the possibility that the business cultures of our two companies may not mesh

  . the possibility that management may be distracted from regular business concerns by the need to integrate operations

  . unforeseen difficulties in integrating operations and systems

  . challenges in retaining the employees of TelCom

  . challenges in retaining customers, distributors and contract manufacturers

  . potential adverse effects on operating results, and

  . the possibility that the benefits expected from the merger may not materialize.

   Some of TelCom's largest customers compete with Microchip in other lines of business. Consequently, these customers may choose not to purchase products from our combined company after the merger. The loss of business from significant customers could have a negative effect on our combined business. In addition, this transaction involves the combination of two significantly different businesses. As a result, management may be required to respond to business issues that differ from the types of business issues that they have typically confronted. We cannot assure you that any contemplated synergies from the integration of the businesses will be realized.

If Microchip does not successfully integrate TelCom or the merger's benefits do not meet the expectations of financial or industry analysts, the market price of Microchip's common stock may decline.

   The market price of Microchip's common stock may decline as a result of the merger for a number of reasons, including if:

  .the integration of Microchip and TelCom is not completed in a timely and efficient manner

  . Microchip does not achieve the benefits of the merger as rapidly as, or to the extent, anticipated by financial or industry analysts, or

  . the effect of the merger on Microchip's financial results is not consistent with the expectations of financial or industry analysts.

Microchip has limited experience in making acquisitions; its limited experience may result in mistakes that more experienced acquirors would not make.

   Microchip was formed in 1989. During its operating history, Microchip has acquired two small privately-held companies but has never acquired a company as large as TelCom. In order to effect a successful merger, it is important for management to plan effectively and to anticipate potential pitfalls before they arise. Microchip's limited experience in business acquisitions may limit Microchip's ability to plan for, and manage, the integration of the two companies.

Microchip may have difficulty integrating TelCom's operations and retaining important employees of TelCom.

   There can be no guarantee that management of the combined company will be able to successfully integrate TelCom's employees and operations following the merger. There is the risk that Microchip will be unable to retain all of TelCom's key employees for a number of reasons, including the risk that the cultures of the companies will not blend. Current and prospective TelCom employees may experience uncertainty about their future roles with Microchip. This uncertainty may adversely affect Microchip's ability to retain key TelCom employees.

Microchip may have difficulty integrating the different sales channels currently maintained by Microchip and TelCom.

   Microchip uses its own direct sales force to generate substantially all of its domestic sales. In contrast, TelCom uses a network of manufacturer's representatives to generate ten to twenty percent of its domestic sales. The selling efforts of these manufacturers' representatives will likely suffer as a result of the announcement of the merger and the uncertainty about their future role with Microchip. To the extent Microchip chooses after the merger to sell TelCom products through its direct sales force, it will need to hire additional sales personnel and effectively train its personnel in selling these products. Any reduction in sales resulting from uncertainty related to the merger or difficulty in transitioning sales of TelCom products could harm the business and operating results of the combined company.

The integration of TelCom will require substantial time and effort of key managers of Microchip, which could divert the attention of those managers from other matters.

   The merger will place significant demands on key managers of Microchip. Risks exist in the consolidation of the systems, operations and administrative functions of TelCom and Microchip. Managing the growth of the TelCom business may limit time available for those managers of Microchip to attend to other operational, financial and strategic issues.

Microchip may incur substantial costs in integrating TelCom, and the merger could adversely affect combined financial results.

   Microchip expects to incur costs of approximately $9.1 million in connection with the merger and expects to incur restructuring and integration costs from combining TelCom's operations with those of Microchip. These costs may be substantial and may include costs for relocation and disposition of excess equipment, executive severance and other merger-related costs. Microchip has not yet determined the total amount of these costs. If the benefits of the merger do not exceed the costs associated with the merger, including any dilution to Microchip stockholders resulting from the issuance of shares in connection with the merger, Microchip's financial results, including earnings per share, could be adversely affected.

TelCom officers and directors have conflicts of interest that may influence them to support or approve the merger.

   The directors and officers of TelCom participate in arrangements and have continuing indemnification against liabilities that provide them with interests in the merger that are different from, or are in addition to, yours, including the following:

  . Directors and officers holding approximately 4.3% of the outstanding
    TelCom common stock on the record date, have agreed to vote in favor of the reorganization agreement and the merger.

  . Microchip has agreed to cause the surviving corporation in the merger to indemnify each present and former TelCom officer and director against liabilities arising out of such person's services as an officer or director. Microchip will also maintain or cause the surviving corporation to maintain officers' and directors' liability insurance to cover any such liabilities for the next six years.

  . Some officers of TelCom are parties to executive retention agreements that provide for the payment of 12 months of base salary and benefits if within 24 months of a change of control of TelCom they are terminated, have a significant reduction in duties, facilities or perquisites, have a reduction in salary or benefits, or are relocated more than 25 miles from their existing place of employment. In addition, some officers of TelCom have provisions that provide for the acceleration of unvested stock options if they are terminated within 12 months of a change of control of TelCom. The merger would constitute a change of control.

   As a result, these directors and officers could be more likely to vote to adopt the reorganization agreement and approve the merger than if they did not hold these interests. TelCom stockholders should consider whether these interests may have influenced these directors and officers to support or recommend the merger.

Third parties may terminate or alter existing contracts or business relationships with TelCom.

   Some third parties are in non-contractual business relationships with TelCom or are in contractual relationships with TelCom that can be terminated at any time or upon a certain number of days notice to TelCom. We cannot assure you that none of these third parties will elect to discontinue their business relationship with TelCom or that none of these third parties will exercise their right to terminate their contractual relationship as a result of the merger. In addition, TelCom has entered into contracts with third parties that require TelCom to obtain the consent, waiver or approval of these other parties in connection with the reorganization agreement. If consent, waiver or approval cannot be obtained, we may lose rights that are material to TelCom's business.

Failure to qualify for "pooling of interests" accounting treatment may harm our future operating results.

   Microchip and TelCom will not complete the merger unless each of them receives an opinion from its accountants that they concur with management's conclusions that the merger qualifies for "pooling of interests" accounting treatment under U.S. generally accepted accounting principles. Under the "pooling of interests" method of accounting, each of Microchip's and TelCom's historical recorded assets and liabilities will be carried forward to the combined company at their recorded amounts. In addition, the operating results of the combined company will include Microchip's and TelCom's operating results for the entire fiscal year in which the merger is completed and Microchip's and TelCom's historical reported operating results for prior periods will be combined and restated as the operating results of the combined company.

   After completion of the merger, if events occur that cause the merger to no longer qualify for "pooling of interests" accounting treatment, the purchase method of accounting would apply. Under that method, we would record the estimated fair value of Microchip common stock issued in the merger as the cost of acquiring the business of TelCom. That cost would be allocated to the individual assets acquired and liabilities assumed according to their respective fair values, with the excess of the estimated fair value of Microchip common stock issued over the fair value of net assets acquired recorded as goodwill, to be amortized over a maximum period of 20 years. The estimated fair value of Microchip common stock to be issued in the merger is much more than the historical net book value at which TelCom carries its assets in its accounts. Therefore, purchase accounting treatment could have a material adverse effect on the reported operating results of the combined company compared to "pooling of interests" accounting treatment.

Failure to complete the merger could negatively impact TelCom's stock price and future business and operations.

   If the merger is not completed, TelCom may be subject to a number of material risks, including the following:

  . if the reorganization agreement is terminated under certain circumstances, TelCom will be required to pay Microchip a termination fee of $9,000,000

  . if the reorganization agreement is terminated under certain circumstances, the option granted to Microchip by TelCom will become exercisable

  . the price of TelCom common stock may decline to the extent that the current market price of TelCom common stock reflects a market assumption that the merger will be completed

  . costs related to the merger, such as legal, accounting and financial advisor fees, must be paid even if the merger is not completed, and

  . Microchip could require TelCom to repurchase the option or shares of TelCom common stock it acquired under the option, resulting in additional costs to TelCom, subject to limitations on total economic benefit to Microchip.

   Further, if the reorganization agreement is terminated and TelCom's board of directors determines to seek another merger or business combination, it is not certain that it will be able to find another party willing to pay an equivalent or more attractive price than that which would be paid in the merger. In addition, while the reorganization agreement is in effect, and subject to limited exceptions described on page 51 of this proxy statement/prospectus, TelCom is prohibited from soliciting, initiating or knowingly encouraging certain specified extraordinary transactions, such as a merger, sale of assets or other business combination, with any party other than Microchip. Furthermore, if the reorganization agreement is terminated and Microchip exercises its option to purchase TelCom common stock, TelCom would not be able to account for future transactions as a "pooling of interests" business combination, which could adversely affect TelCom's ability to enter into another merger or business combination.

TelCom stockholders will have reduced ownership and voting power after the merger.

   After the merger's completion, TelCom stockholders will own a substantially smaller percentage of the combined company and its voting stock than they currently own of TelCom. Consequently, TelCom stockholders may be less able to exercise influence over the management and policies of the combined company than they currently exercise over TelCom.

General uncertainty related to the completed merger could cause problems.

   TelCom's customers may, in response to the announcement of the merger, delay or defer purchasing decisions. Any delay or deferral in purchasing decisions by TelCom customers could seriously harm TelCom's business, regardless of whether or not the merger is ultimately completed. Similarly, current and prospective TelCom employees may experience uncertainty about their future role with Microchip until Microchip's strategies with regard to TelCom are announced or executed. This may adversely affect TelCom's ability to attract and retain key management, marketing and technical personnel.

                    RISKS RELATED TO THE COMBINED COMPANIES

Our quarterly operating results may fluctuate due to factors that could reduce our net sales and profitability.

   Our quarterly operating results are affected by a wide variety of factors that could reduce our net sales and profitability, many of which are beyond our control. Some of the factors that may affect our operating results include:

  . the level of orders that are received and can be shipped in a quarter, which we refer to as turns orders

  . market acceptance of both our products and our customers' products

  . customer order patterns and seasonality

  . availability of manufacturing capacity and fluctuations in manufacturing yield

  . disruption in the supply of wafers or assembly services

  . the availability and cost of raw materials, equipment and other supplies, and

  . economic, political and other conditions in the worldwide markets served by us.

   For example, TelCom recently announced that it expects its revenues for the quarter ended December 31, 2000 to be lower than previously expected as a result of order cancellations and push outs from large customers and a general weakness in demand associated with wireless customers.

   We believe that period-to-period comparisons of our operating results are not necessarily meaningful and that you should not rely upon any comparisons as indications of future performance. In future periods our operating results may fall below the expectations of public market analysts and investors, which would likely have a negative effect on the price of our common stock.

If we fail to maintain manufacturing yields as we increase our capacity, our operating results will suffer.

   The manufacture and assembly of integrated circuits, particularly non-volatile, erasable memory and logic devices such as those that we produce, are complex processes. These processes are sensitive to a wide variety of factors, including the level of contaminants in the manufacturing environment, impurities in the materials used and the performance of our fabrication personnel and equipment. As is typical in the semiconductor industry, we have from time to time experienced lower than anticipated manufacturing yields. Our operating results will suffer if we are unable to maintain yields at approximately current levels.

   We believe that expansion of our manufacturing capacity is important to enable us to respond to increased sales opportunities and maintain satisfactory delivery schedules. Our business could suffer if the expansion of manufacturing capacity is delayed or inefficiently implemented. Other companies in our industry have experienced difficulty in expanding manufacturing capacity, resulting in reduced yields or delays in product deliveries. We may experience manufacturing yield or delivery problems in the future, which could harm our operating results.

We depend on orders that are received and shipped in the same quarter and therefore have limited visibility of future product shipments.

   Our net sales in any given quarter depend upon a combination of orders received in that quarter for shipment in that quarter, which we refer to as turns orders, and shipments from backlog. If we do not achieve a sufficient level of turns orders in a particular quarter, our net sales and operating results will suffer. Currently, we are experiencing turns orders near the low point of the historical range for net sales requirements. Despite the current low turns orders requirement for our business, turns orders are difficult to predict. We may not experience the combination of turns orders and shipments from backlog in any quarter that would be sufficient to achieve anticipated growth in sales.

Intense competition in our markets may lead to reduced sales of our products and reduced market share.

   The semiconductor industry is intensely competitive and has been characterized by price erosion and rapid technological change. We compete with major domestic and international semiconductor companies, many of which have greater market recognition and substantially greater financial, technical, marketing, distribution and other resources than we with which to pursue engineering, manufacturing, marketing and distribution of their products. Emerging companies are also increasing their participation in the market for embedded control applications. In addition, our ability to compete successfully depends on a number of factors both within and outside our control, including:

  . the quality, performance, reliability, features, ease of use, pricing and diversity of our products

  . the quality of our customer services and our ability to address the needs of our customers

  . our success in designing and manufacturing new products including those implementing new technologies

  . efficiency of production

  . adequate supplies of raw materials and other supplies at acceptable prices

  . the rate at which customers incorporate our products into their own products

  . product introductions by our competitors

  . the number, nature and success of our competitors in a given market

  . general market and economic conditions, and

  . protection of our products and processes by effective utilization of intellectual property laws.

   Historically, average selling prices in the semiconductor industry decrease over the life of any particular product. The overall average selling prices of Microchip's microcontroller products have remained relatively constant, while average selling prices of its memory products had declined through the end of fiscal 2000. However, during the quarter ended June 30, 2000, prices for Microchip's memory products increased due primarily to the dynamics of the supply and demand environment. During the quarter ended September 30, 2000, both microcontroller and memory product pricing remained relatively constant. Future changes to memory pricing will be driven by market conditions. Microchip has experienced, and expects to continue to experience, pricing pressure in certain microcontroller product lines, due primarily to competitive conditions.

We may be unable to maintain average selling prices for our microcontroller or other products as a result of increased pricing pressure in the future, which would reduce our operating results.

   We may be unable to compete successfully in the future, which would harm our business.

TelCom does not have any formal agreements with third-party wafer suppliers guaranteeing a minimum supply or set prices. Any inability or unwillingness of TelCom's wafer suppliers to meet manufacturing requirements would delay production and product shipments.

   TelCom currently purchases all of its wafers from three outside foundries. Each of these wafer suppliers also fabricates wafers for other integrated circuit companies, including some of our competitors. Microchip currently manufactures all of its own wafers. Following the merger, we expect to continue to rely on outside foundries to supply wafers for the TelCom business. We have no written commitments specifying wafer capacities from any outside foundries and, therefore, will be unable to purchase wafers from these foundries if they experience manufacturing failures or yield shortfalls, choose to prioritize capacity for other use or otherwise choose to reduce or eliminate deliveries to us. In such case, we may not be able to qualify additional manufacturing sources for existing or new TelCom products in a timely manner. Moreover, it is uncertain whether additional manufacturing sources would agree to deliver an adequate supply of wafers to us.

   Market conditions could result in wafers being in short supply and prevent us from having an adequate supply to meet our customer requirements for the TelCom business. Any prolonged inability to utilize outside foundries as a result of fire, natural disaster or otherwise would harm our financial condition and cause our operating results to suffer. If we are not able to obtain additional foundry capacity as required, our relationships with our customers would be harmed and our sales would likely be reduced. In order to secure additional foundry capacity for the TelCom business, we may have to enter into various arrangements with suppliers, which could include:

  . contracts that commit us to purchase specified quantities of silicon wafers at specified prices over extended periods

  .  option payments, non-refundable deposits or other prepayments

  .  investments in outside foundries, or

  .  joint ventures or other strategic partnerships with foundries.

   We may not be able to make any such arrangement in a timely fashion or at all, and such arrangements, if any, may not be on terms favorable to us. Moreover, if we are able to secure foundry capacity, we may be obligated to utilize all of that capacity or incur penalties. These penalties may be expensive and could harm our operating results.

We are dependent on several third-party contractors in Asia to perform key manufacturing functions for us.

   We depend on several third-party contractors located throughout Asia for a portion of the assembly and testing of our products. Third-party assembly and test companies are experiencing high demand and utilization of their current capacity that could lead to capacity shortages within the industry. Although we seek to reduce our dependence on these third-party contractors, disruption or termination of any of these sources could harm our business and operating results. Our reliance on third parties involves some reduction in our level of control over the assembly and test portion of our business. Our future operating results could suffer if any third-party contractor were to experience financial, operational or production difficulties, or if they were unable to maintain assembly and test yields and costs at approximately their current levels.

We may lose sales if our suppliers of raw materials and equipment fail to meet our needs.

   Our semiconductor manufacturing operations require raw materials and equipment that must meet exacting standards. We generally have more than one source for these supplies, but there are only a limited number of suppliers capable of delivering various raw materials and equipment that meet our standards. In addition, the raw materials and equipment necessary for our business could become more difficult to obtain as worldwide use of semiconductors increases. We have faced supply shortages from time to time in the past, and on occasion our suppliers have told us they need more time than expected to fill our orders. An interruption of any raw materials or equipment sources could harm our business.

Our business is highly dependent on selling through distributors.

   Distributors accounted for 62% of Microchip's net sales to customers and 49% of TelCom's net sales to customers for the three months ended September 30, 2000. Microchip's largest distributor accounted for 14% of its total net sales and TelCom's largest distributor accounted for 16% of its total net sales for the three months ended September 30, 2000. Generally, we do not have long-term agreements with our distributors and our distributors may terminate their relationship with us with little or no advance notice. The loss of, or a disruption in the operations of, one or more of our distributors could reduce our net sales in a given quarter and could result in an increase in inventory returns.

Our operating results may be impacted by the wide fluctuations of supply and demand in the semiconductor industry.

   The semiconductor industry has been characterized by wide fluctuations of supply and demand. The industry has experienced significant economic downturns at various times, characterized by diminished product demand, accelerated erosion of average selling prices and production over-capacity. We have sought to reduce our exposure to industry cyclicality by selling products to a geographically diverse base of customers across a broad range of market applications. However, we may experience substantial period-to-period fluctuations in future operating results due to general industry or economic conditions. For example, TelCom recently announced that it expects its revenues for the quarter ended December 31, 2000 to be lower than previously expected as a result of order cancellations and push outs from large customers and a general weakness in demand associated with wireless customers.

If we are unable to adequately protect or enforce our intellectual property rights, we could lose market share, incur costly litigation expenses or lose valuable assets.

   Our success depends in part on our ability to obtain patents, licenses and other intellectual property rights covering our products and manufacturing processes. To that end, we have acquired certain patents and patent licenses and intend to continue to seek patents on our inventions and manufacturing processes. The process of seeking patent protection can be long and expensive, and patents may not be issued from currently pending or future applications. In addition, our existing patents and any new patents that are issued may not be of sufficient scope or strength to provide meaningful protection or any commercial advantage to us. We may be subject to or may initiate interference proceedings in the U.S. Patent and Trademark Office, which can require significant financial and management resources. In addition, the laws of certain foreign countries do not protect our intellectual property rights to the same extent as the laws of the United States.

   As is typical in the semiconductor industry, we have from time to time received, and may in the future receive, communications alleging possible infringement of patents or other intellectual property rights of others. We investigate all such notices and respond as we believe is appropriate. Based on industry practice, we believe that in most cases we can obtain any necessary licenses or other rights on commercially reasonable terms, but we cannot assure you that licenses would be available on acceptable terms, that litigation would not ensue or that damages for any past infringement would not be assessed. Litigation, which could result in substantial cost to us and diversion of management effort, may be necessary to enforce our patents or other intellectual property rights or to defend us against claimed infringement of the rights of others. The failure to obtain necessary licenses or other rights or litigation arising out of infringement claims could harm our business.

Our manufacturing facilities are subject to disruption for reasons beyond our control.

   Operations at any of our primary manufacturing facilities, or at any of our test and assembly subcontractors, may be disrupted for reasons beyond our control, including work stoppages, fire, earthquake, floods, or other natural disasters. If operations at any of our facilities or by any of our subcontractors are interrupted, we may not be able to shift production to other facilities on a timely basis. If this occurs, we may experience delays in shipments of products to our customers and alternate sources for production may be unavailable on acceptable terms. This could result in the cancellation of orders or loss of customers.

   Microchip's newest wafer fabrication site located in Puyallup, Washington is a highly complex, state-of-the-art facility. To achieve our anticipated production rates, we will need the reliable operation and effective integration of a variety of hardware and software components. We do not know whether all of these components will be fully functional, or successfully integrated, on time or that the facility's yields will meet or exceed the forecasted yield targets. The capital expenditures required to bring the facility to full operating capacity may be greater than we anticipate and result in lower margins.

We are highly dependent on foreign sales and operations, which exposes us to foreign political and economic risks.

   Sales to foreign customers account for a substantial portion of our net sales. During the three months ended September 30, 2000, 69% of Microchip's net sales and 52% of TelCom's net sales were made to foreign customers. We purchase a substantial portion of our raw materials and equipment from foreign suppliers. In addition, we own product packaging and testing facilities located near Bangkok, Thailand. We also use various third-party contractors located throughout Asia for a portion of our packaging and testing requirements.

   Our reliance on foreign sales and operations exposes us to foreign political and economic risks, including:

  . political, social and economic instability

  . trade restrictions and changes in tariffs

  . import and export license requirements and restrictions

  . difficulties in staffing and managing international operations

  . disruptions in international transport or delivery

  . fluctuations in currency exchange rates

  . difficulties in collecting receivables, and

  . potentially adverse tax consequences.

   If any of these risks materialize, our foreign sales could decrease and our operations and performance could suffer.

We are subject to stringent environmental regulation, which may force us to incur significant expenses.

   We must comply with many different federal, state and local governmental regulations related to the use, storage, discharge and disposal of toxic, volatile or otherwise hazardous chemicals used in our manufacturing processes. Although we believe that our activities conform to presently applicable environmental regulations, our failure to comply with present or future regulations could result in the imposition of fines, suspension of production or a cessation of operations. Any regulation could require us to acquire costly equipment or to incur other significant expenses to comply with environmental regulations. Any failure by us to control the use of or adequately restrict the discharge of hazardous substances could subject us to future liabilities. Environmental problems may occur that could subject us to future costs or liabilities.

   In 1993, TelCom acquired the semiconductor manufacturing operations of Teledyne, Inc. previously conducted at TelCom's Mountain View, California facility. The semiconductor manufacturing operations conducted by Teledyne at the facility allegedly contaminated the soil and groundwater of the facility and the groundwater of properties located down-gradient of the facility. Although TelCom was indemnified by Teledyne as part of the acquisition transaction against, among other things, any liabilities arising from any such contamination, and although Microchip should be able to benefit from this indemnification as a successor to TelCom's business, we cannot assure you that claims will not be made against TelCom or that such indemnification will be available or will provide meaningful protection at the time any such claim is brought. To the extent TelCom is subject to a claim that is not covered by the indemnity from Teledyne or as to which Teledyne is unable to provide indemnification, our financial condition or operating results could suffer.

We must attract and retain qualified personnel to be successful, and competition for qualified personnel is intense in our market.

   Our success depends to a significant extent upon the efforts and abilities of our senior management, engineering and other personnel. The competition for qualified engineering and management personnel is intense. We may be unsuccessful in retaining our existing key personnel or in attracting and retaining additional key personnel that we require. The loss of the services of one or more of our key personnel or the inability to add key personnel could harm our business. We have no employment agreements with any member of our senior management team, other than certain TelCom managers who have existing employment agreements with TelCom.

The future trading price of our common stock could be subject to wide fluctuations in response to a variety of factors.

   The market price of our common stock has fluctuated significantly in the past and is likely to fluctuate in the future. The future trading price of our common stock could be subject to wide fluctuations in response to a variety of factors, many of which are beyond our control, including:

  . quarterly variations in our operating results and the operating results of other semiconductor companies

  . actual or anticipated announcements of technical innovations or new products by us or our competitors

  . changes in analysts' estimates of our financial performance or buy/sell recommendations

  . general conditions in the semiconductor industry, and

  .  worldwide economic and financial conditions.

   In addition, the stock market has experienced significant price and volume fluctuations that have particularly affected the market prices for many high technology companies and that often have been unrelated to the operating performance of such companies. These broad market fluctuations and other factors may harm the market price of our common stock.

We have adopted charter provisions and other measures that may have anti-takeover effects.

   Provisions in our certificate of incorporation allow us to issue preferred stock with voting, liquidation and dividend rights senior to those of our common stock without the approval of our stockholders. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions or other corporate purposes, could have the effect of making it more difficult for a third party to acquire a majority of our outstanding stock. We have no present plans to issue shares of preferred stock. In addition, we have adopted a stockholder rights plan, and our bylaws contain advance notice procedures for director nominations and stockholder proposals. All of these provisions may have anti-takeover effects.

                   THE SPECIAL MEETING OF TELCOM STOCKHOLDERS

General

   We are furnishing this proxy statement/prospectus to you in connection with the solicitation of proxies by the TelCom board of directors for use at the TelCom special meeting of stockholders. This proxy statement/prospectus, the attached notice of special meeting of stockholders and the enclosed proxy card are first being mailed to the stockholders of TelCom on or about December 8, 2000.

Matters to be Considered at the TelCom Special Meeting

   At the TelCom special meeting, TelCom stockholders will consider and vote on the proposal to approve and adopt the reorganization agreement, and approve the related merger, and any other business as may properly come before the special meeting.

   A copy of the reorganization agreement is attached as Exhibit A to this proxy statement/prospectus. We urge you to read carefully the reorganization agreement.

   After careful consideration, the TelCom board of directors has determined that the merger is advisable and is fair to, and in the best interests of, TelCom and its stockholders. The TelCom board of directors has unanimously approved the merger and the reorganization agreement and unanimously recommends that holders of TelCom common stock vote "FOR" the approval and adoption of the reorganization agreement and approval of the merger.

Date, Time and Place

   The TelCom special meeting is scheduled to be held at 10:00 a.m., local time, on January 16, 2001, at TelCom Semiconductor, Inc. located at 1300 Terra Bella Avenue, Mountain View, CA 94039.

   Please complete the enclosed proxy card and mail it in the enclosed postage-prepaid return envelope as soon as possible so that your shares may be represented and voted at the special meeting.

   You should not send your TelCom stock certificates with your proxy. A transmittal form with instructions for the surrender of your TelCom stock certificates will be mailed to you as soon as practicable after completion of the merger.

Record Date; Quorum

   The TelCom board of directors has fixed the close of business on November 27, 2000 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the TelCom special meeting. On that date, TelCom had 18,321,523 shares of common stock outstanding. The holders of these shares will be entitled to one vote per share on the reorganization agreement.

   A quorum is present at a special meeting if a majority of the shares of TelCom stock entitled to vote at the meeting is represented in person or by proxy. Shares of TelCom common stock represented at the special meeting, but for which the holders have abstained from voting, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of business.

Votes Required

   Approval and adoption of the reorganization agreement and approval of the merger requires the affirmative vote of at least a majority of the outstanding shares of TelCom common stock.

Voting by TelCom's Executive Officers and Directors

   To induce Microchip to enter into the reorganization agreement, certain of TelCom's officers and directors committed, by entering into voting agreements and without any additional consideration being paid to them, to vote a total of 779,786 shares of TelCom common stock, representing approximately 4.3% of the total outstanding voting power of TelCom common stock as of the record date, held by them in favor of approval of the reorganization agreement at the TelCom special meeting. A copy of the form of voting agreement is attached as Exhibit C to this proxy statement/prospectus.

Voting of Proxies; Revocability of Proxies

   Shares of TelCom common stock represented by properly executed proxies received in advance of the special meeting will, unless these proxies have been properly revoked, be voted in accordance with instructions indicated on such proxies or, if no instructions have been indicated, will be voted in favor of approval of the reorganization agreement, and, in the discretion of the individuals named in the accompanying proxy card, on any other matters that may properly come before the TelCom special meeting. Abstentions may be specified with respect to the approval of the reorganization agreement by properly marking the "ABSTAIN" box on the proxy card for such proposal.

   Any proxy may be revoked by the stockholder giving it, at any time prior to its being exercised, by filing a notice of revocation with the Secretary of TelCom at the address given on the notice of stockholders' meeting accompanying this proxy statement/prospectus, or by submitting a duly executed proxy card bearing a later date than an earlier-submitted proxy. Any proxy may also be revoked by the stockholder's attendance at the TelCom special meeting and voting in person. A notice of revocation need not be on any specific form, but must be in writing.

   Only shares affirmatively voted for the approval of the reorganization agreement, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. If a TelCom stockholder abstains from voting or does not vote, either in person or by proxy, it will have the same effect as if that TelCom stockholder had voted against the approval of the reorganization agreement. Brokers who hold shares of TelCom common stock in street name for customers who are the beneficial owners of such shares may not authorize a proxy to vote those customers' shares in the absence of specific instructions from those customers. These non-voted shares are referred to as "broker non-votes" and have the effect of votes against the approval of the reorganization agreement.

   The persons named as proxies by a stockholder may propose and vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to approve the reorganization agreement will be voted in favor of any such adjournment or postponement.

   TelCom does not expect that any matter other than the proposal to approve the reorganization agreement will be brought before the special meeting. If, however, the TelCom board of directors properly presents other matters, the persons named as proxies will vote in accordance with their discretion.

Solicitation of Proxies and Expenses

   Proxies are being solicited by and on behalf of the TelCom board of directors. TelCom will bear the costs relating to the solicitation of proxies. In addition to solicitation by mail, TelCom's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews. TelCom has retained Morrow & Co., Inc. to aid in the solicitation of proxies and to verify records relating to the solicitations. Morrow will receive customary fees and expenses for reimbursement for these services.

   Following the original mailing of the proxies and other soliciting materials, TelCom will request that brokers, custodians, nominees and other record holders of TelCom shares forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. In these cases, TelCom will reimburse the record holders for their reasonable expenses if they ask TelCom to do so.

                                   THE MERGER

   This section of the proxy statement/prospectus describes material aspects of the proposed merger, including the reorganization agreement and the stock option agreement. While we believe that the description covers the material terms of the merger and the related transactions, this summary may not contain all of the information that is important to you. You should read this entire document and the other documents we refer to carefully for a more complete understanding of the merger.

Background of the Merger

   In September 1999, Steve Sanghi, Chairman and Chief Executive Officer of Microchip, Philip Chapman, then Vice President and Chief Financial Officer of Microchip and Richard Simoncic, Vice President, Microperipheral Products Division of Microchip, met with Phillip Drayer, then Chairman and Chief Executive Officer of TelCom, and Robert Gargus, then Chief Financial Officer of TelCom, to discuss a potential business transaction between the two companies. At the end of the meeting, Microchip and TelCom decided not to pursue discussions about a potential transaction, and subsequent to this meeting, no further discussions between the senior managements of Microchip and TelCom were held regarding a possible business transaction between the companies until the fall of 2000. Prior to the meetings between TelCom and Microchip in the fall of 2000, the TelCom board had explored other strategic alternatives for TelCom, including other potential acquisitions and business combinations consistent with TelCom's long-term strategy.

   On August 31, 2000, a representative of Broadview International LLC, acting as TelCom's financial advisor, contacted Mr. Sanghi to determine Microchip's level of interest in a possible business transaction with TelCom and proposed a meeting between executives of the two companies on September 11, 2000. On September 1, 2000, a representative of Broadview contacted TelCom
Chief Executive Officer Robert Gargus by telephone and discussed the proposed meeting with Microchip.

   On both September 4, 2000 and September 7, 2000, management of TelCom had discussions with various persons at Broadview regarding a possible business combination with Microchip.

   On September 18, 2000, Microchip entered into an engagement letter with Morgan Stanley & Co., which had been advising Microchip regarding strategic business alliances for several months, as its financial advisor in connection with the merger.

   On September 10, 2000, Morgan Stanley & Co. made a preliminary presentation to Microchip's management regarding a potential acquisition by Microchip of TelCom.

   On September 11, 2000, the executive management teams from both TelCom and Microchip convened for a day-long meeting in Chandler, Arizona. Representatives from Morgan Stanley & Co. and from Broadview attended the meeting. Both companies presented corporate overviews that were followed by a general discussion of the benefits of and potential issues raised by a potential business combination between the two companies.

   On September 15, 2000, representatives of Morgan Stanley & Co. contacted representatives of Broadview and conveyed Microchip's interest in proceeding with a possible business combination between the two companies. During this time TelCom management had numerous conversations with Broadview, its financial advisor, regarding the possible business combination and the relative stock price movements of TelCom and Microchip.

   On September 19, 2000, Microchip's board of directors held a telephonic meeting to discuss the potential acquisition of TelCom. Representatives of Wilson Sonsini Goodrich & Rosati, Professional Corporation, legal advisors to Microchip, and Morgan Stanley & Co. attended. Wilson Sonsini Goodrich & Rosati advised the board regarding its duties to the stockholders of Microchip. Morgan Stanley & Co. delivered a preliminary presentation of its financial analysis in connection with such a transaction to Microchip's board. Microchip's board of directors authorized management to proceed with due diligence on TelCom and move forward with discussions with TelCom.

   On September 19, 2000, TelCom's board of directors held a meeting at which Broadview delivered a preliminary presentation to the TelCom board relating to a possible business combination between the two companies. TelCom's board of directors authorized management to proceed with due diligence on Microchip and to move forward with discussions with Microchip regarding a possible business combination.

   On September 21, 2000, through execution of the definitive documentation relating to the merger, representatives of Microchip, Morgan Stanley & Co., TelCom, Broadview, Wilson Sonsini Goodrich & Rosati, C.E. Unterberg, Towbin and Jenkens & Gilchrist, Professional Corporation, conducted due diligence, including a series of due diligence meetings in Burlingame, California from September 27, 2000, through September 29, 2000, due diligence meetings at the offices of Morgan Stanley in Menlo Park, California on October 21, 2000 and due diligence meetings at Microchip's offices on October 23, 2000.

   On September 25, 2000, a previous engagement of C.E. Unterberg, Towbin by TelCom to render a fairness opinion was amended to engage C.E. Unterberg, Towbin to render a fairness opinion with respect to a possible business combination with Microchip.

   On October 16, 2000, Microchip's board of directors held a meeting at which Microchip's management, Morgan Stanley & Co. and Microchip's legal advisors updated the board on the results of the due diligence investigation to date and the status of discussions with TelCom regarding a potential transaction. During the meeting, Wilson Sonsini Goodrich & Rosati reminded the board of its duties to the stockholders of Microchip, at which time Albert Hugo-Martinez, a director of Microchip, excused himself from the meeting due to a potential conflict of interest based on his position as a member of the board of directors of ON Semiconductor Corporation, a customer of TelCom. Morgan Stanley & Co. delivered a presentation to the board that reflected a financial analysis of a TelCom acquisition. After some discussion, Microchip's board authorized Microchip's management and its advisors to move forward with the negotiation of definitive documentation and additional due diligence.

   On October 19, Wilson Sonsini Goodrich & Rosati distributed drafts of the definitive agreements. On October 23, 2000, Jenkens & Gilchrist provided its initial comments on the draft reorganization agreement, stock option agreement, voting agreement and affiliate agreements. From October 23, 2000 until October 26, 2000, representatives of Wilson, Sonsini, Goodrich & Rosati and Jenkens & Gilchrist participated in a series of negotiations on the terms of the reorganization agreement and related agreements by teleconference. These negotiations covered all aspects of the transaction, including, among other things, the representations and warranties made by the parties, the restrictions on the conduct of their businesses, the terms of the non-solicitation covenant, the termination sections, the provisions regarding payment of the termination fee and the consequences of termination and the operation of the stock option agreement.

   On October 25, 2000, TelCom's board members held a special meeting via telephone. During the meeting, there was a continued discussion of all of the major terms of a possible business combination with Microchip, including the exchange ratio, termination fee, the conditions to closing, and the ability to terminate the transaction. A discussion of the parameters of a possible fairness opinion was discussed. TelCom's board of directors authorized management to continue to proceed with due diligence and to continue to move forward with discussions with Microchip.

   On October 26, 2000, Microchip's board members, other than Mr. Hugo-Martinez, held a special telephonic meeting. During the meeting, Wilson Sonsini Goodrich & Rosati advised the board again regarding its duties to the stockholders of Microchip. Representatives of Morgan Stanley & Co. and Wilson Sonsini Goodrich & Rosati reviewed and discussed with Microchip's board the material terms of the draft reorganization agreement and related agreements. Representatives of Morgan Stanley & Co. made a presentation to Microchip's board regarding the financial analyses Morgan Stanley & Co. had performed regarding TelCom, Microchip and the merger. Morgan Stanley & Co. rendered an oral opinion, subsequently confirmed by delivery of a written opinion dated October 26, 2000, that, as of October 26, 2000, the exchange ratio provided in the reorganization agreement was fair to Microchip, from a financial point of view. Following a discussion, Microchip's board members present unanimously approved the final terms of the reorganization agreement and the related agreements.

   On October 26, 2000, TelCom's board members held a special meeting via telephone. During the meeting, Jenkens & Gilchrist advised the board regarding its duties to the stockholders of TelCom. Representatives of Jenkens & Gilchrist and C.E. Unterberg, Towbin reviewed and discussed with TelCom's board members the material terms of the draft reorganization agreement, stock option agreement, and the other related agreements. Representatives of C.E. Unterberg, Towbin made a presentation to TelCom's board regarding the financial analyses it had performed with respect to Microchip, TelCom and the possible business combination. C.E. Unterberg, Towbin rendered an oral opinion, subsequently confirmed by delivery of a written opinion dated October 26, 2000, that, as of October 26, 2000, the exchange ratio provided in the reorganization agreement was fair to the stockholders of TelCom, from a financial point of view. Following a continued discussion of all of the major terms of the reorganization agreement, as well as the board's duties to the stockholders, the TelCom board unanimously approved the final terms of the reorganization agreement, the stock option agreement and the related agreements and unanimously resolved to recommend that the TelCom stockholders approve the reorganization agreement and the merger.

   The reorganization agreement and related transaction documents were signed on October 26, 2000, and Microchip and TelCom jointly announced the merger on October 27, 2000.

Microchip's Reasons for the Merger

   Microchip's board of directors has determined that the merger is consistent with and in furtherance of the long-term business strategy of Microchip and fair to, and in the best interests of, Microchip and its stockholders. Microchip's board of directors considered a number of factors in its deliberations, including:

  . the terms and conditions of the reorganization agreement, including the price and the anticipated accounting treatment of the transaction

  . Microchip's belief that the analog portion of the semiconductor market is growing rapidly and proprietary analog products enjoy high, sustainable gross margins and that TelCom significantly enhances Microchip's analog technology and expertise

  . Microchip's belief that there is a revenue opportunity to embed approximately $1.50 of analog product around each $1.00 of microcontrollers. About 18 months ago, Microchip began targeting this revenue opportunity by building and attaching Microchip's stand-alone analog products to its microcontrollers. Microchip believes that the merger will enable it to accelerate its microcontroller "attach" strategy much faster than it could achieve alone

  . the fact that TelCom has multiple customers and suppliers for its analog products and has a large team of experienced analog design engineers who can meet Microchip's analog development needs at a time when such engineering resources are extremely scarce, and

  . the fact that the addition of TelCom's portfolio of products significantly expands Microchip's sales channel and distribution partners' ability to attach analog products to sales of Microchip's PICmicro microcontrollers.

   Microchip's board of directors also considered the following in assessing the merger:

  . historical information concerning the businesses, operations, positions and results of operations, technology and management style, competitive position, industry trends and prospects of TelCom and Microchip

  . information contained in SEC filings by TelCom

  . current and historical market prices for the common stock of TelCom and Microchip, as well as volatility and trading data for the two companies

  . the results of due diligence investigations by members of Microchip's board of directors and management and Microchip "s legal, financial and accounting advisors concerning the business, business trends, technology, services, operations, properties, assets, financial condition, operating results and prospects of TelCom and TelCom's management team

  . the risk that the potential benefits sought in the merger might not be fully realized, if at all

  . the risk that the integration process may disrupt Microchip's and TelCom's respective businesses, and

  . the other risks associated with the businesses of Microchip, TelCom and the combined companies, and the merger described in this proxy statement/prospectus under "Risk Factors."

   Microchip's board of directors did not find it practicable to quantify, analyze or assign relative weights to each individual factor to reach its determination. Individual members of Microchip's board of directors may have assigned different relative weights or conclusions to each factor affecting the board's determination.

TelCom's Reasons for the Merger

   TelCom's board of directors has determined that the terms of the merger and the reorganization agreement are fair to, and in the best interests of, TelCom and its stockholders. Accordingly, TelCom's board of directors has unanimously approved the reorganization agreement and the merger and unanimously recommends that you vote FOR adoption of the reorganization agreement.

   In reaching its decision, TelCom's board of directors identified several potential benefits of the merger, which included:

  . the potential for accelerated revenue growth resulting from combining the companies' analog portfolios to capture a larger portion of the analog opportunity surrounding microcontrollers, thus resulting in enhanced stockholder value

  . the possible synergies from combining TelCom and Microchip, particularly synergies relating to Microchip's lower manufacturing costs and broader distribution channels

  . the trend toward increasing consolidation in, and the highly competitive nature of, the market in which TelCom operates and the competitive benefits of combining with a larger, diversified company such as Microchip

  . the likelihood that the merger will result in a combined company with greater financial, technological, and human resources to develop new products or acquire new technologies, and greater sales and marketing resources to help promote and sell TelCom products

  . the ability of TelCom, as part of Microchip, to increase distribution of its products by accessing Microchip's sales channels to reach Microchip's broader customer base, and

  . the ability of TelCom, as part of Microchip, to direct more resources towards product research and development.

   TelCom's board of directors consulted with TelCom's senior management, as well as its legal counsel and financial advisors, in reaching its decision to approve the reorganization agreement. Among the factors considered by TelCom's board of directors in its deliberations were the following:

  . the financial condition, results of operations, cash flow, business and prospects of TelCom and Microchip

  . TelCom's desire for the kind of worldwide distribution network, complementary products and strong customer relationships that Microchip enjoys

  . TelCom's desire to direct more resources towards research and development to remain competitive in the analog market

  . competition with emerging full service semiconductor providers over the long term, which will require TelCom to provide complementary solutions to its analog and mixed signal integrated circuit products

  . the fairness to TelCom and its stockholders of the terms of the reorganization agreement and related agreements, which were the product of extensive arm's length negotiations. In particular, TelCom's board of directors considered the events triggering payment of the termination fee and the limitations on the ability of TelCom to negotiate with other companies regarding an alternative transaction, and the potential effect these provisions would have on TelCom receiving alternative proposals that could be superior to the merger

  . the fact that the merger is expected to qualify as a tax-free reorganization and to be accounted for using the "pooling of interests" method of accounting

  . the analysis prepared by C.E. Unterberg, Towbin presented to TelCom's board of directors along with the opinion of C.E. Unterberg, Towbin that, as of October 26, 2000, the exchange ratio set forth in the reorganization agreement was fair from a financial point of view to the holders of TelCom common stock, and described more fully in the text of the entire opinion attached as Exhibit D to this document

  . historical information concerning the businesses operations, positions and results of operations, technology and management style, competitive position, industry trends and prospects of TelCom and Microchip

  . information contained in SEC filings by Microchip

  . current and historical market prices for the common stock of TelCom and Microchip, as well as volatility and trading data for the two companies

  . the results of due diligence investigations by members of TelCom's board of directors and management and TelCom's legal and financial advisors concerning the business, business trends, technology, services, operations, properties, assets, financial condition, operating results and prospects of Microchip, and Microchip's management team, and

  . data on companies comparable to Microchip and other financial analyses.

   TelCom's board of directors also identified and considered a number of uncertainties and risks in its deliberations concerning the merger, including the following:

  . the risk that the potential benefits sought in the merger might not be fully realized, if at all

  . the risk that the integration process may disrupt Microchip's and TelCom's respective businesses, and

  . the other risks associated with the businesses of Microchip, TelCom and the combined companies and the merger described in this proxy statement/prospectus under "Risk Factors."

   As a result of the foregoing considerations, TelCom's board of directors determined that the potential benefits of the merger outweighed the benefits of remaining a separate company or pursuing alternate transactions, including the likelihood that the combined company would have a greater opportunity than TelCom alone to compete in the semiconductor industry.

   TelCom's board of directors did not find it practicable to quantify, analyze or assign relative weights to each individual factor to reach its determination. In addition, individual members of TelCom's board of directors may have assigned different relative weights or conclusions to each factor affecting the board's determination.

Recommendation of TelCom's Board of Directors

   After careful consideration, the TelCom board of directors has determined that the terms of the reorganization agreement and the merger are fair to, and in the best interests of, TelCom and its stockholders. The TelCom board of directors has unanimously approved the reorganization agreement and the merger and unanimously recommends that the stockholders of TelCom vote "FOR" the approval and adoption of the reorganization agreement and approval of the merger.

Opinion of TelCom's Financial Advisor

   Pursuant to a previous letter agreement dated as of August 30, 2000, amended on September 25, 2000, C.E. Unterberg, Towbin was engaged as TelCom's investment banking and financial advisor to render a fairness opinion to TelCom in connection with a potential transaction with Microchip. C.E. Unterberg, Towbin, as part of its investment banking activities, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwriting, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. At the meeting of the TelCom board of directors on October 26, 2000, C.E. Unterberg, Towbin rendered its opinion that as of that date, based upon and subject to the various factors and assumptions described in the C.E. Unterberg, Towbin opinion, the exchange ratio provided in the reorganization agreement was fair, from a financial point of view, to the stockholders of TelCom.

   C.E. Unterberg, Towbin's opinion, which describes the assumptions made, matters considered and limitations on the review undertaken by C.E. Unterberg, Towbin, is attached as Exhibit D to this proxy statement/prospectus. TelCom stockholders are urged to, and should, read the C.E. Unterberg, Towbin opinion carefully and in its entirety. The C.E. Unterberg, Towbin opinion is directed to the TelCom board of directors and addresses only the fairness of the exchange ratio from a financial point of view to the holders of shares of TelCom common stock as of the date of the opinion. The C.E. Unterberg, Towbin opinion does not address any other aspect of the merger and does not constitute a recommendation to any holder of TelCom common stock as to how to vote at the TelCom special meeting. The summary of the C.E. Unterberg, Towbin opinion set forth in this proxy statement/prospectus, although materially complete, is qualified in its entirety by reference to the full text of such opinion.

   In connection with rendering its opinion, C.E. Unterberg, Towbin reviewed the reorganization agreement; analyzed certain publicly available financial statements and other information of TelCom and Microchip; analyzed certain internal financial statements and other financial and operating data and financial forecasts for TelCom, in each case, prepared by TelCom's management; and analyzed certain internal financial statements and other financial and operating data and financial forecasts for Microchip, in each case prepared by Microchip's management. C.E. Unterberg, Towbin held discussions with members of the senior management of TelCom and Microchip regarding the financial information referred to above as well as the strategic rationale for, and the potential benefits of, the merger and the past and current business operations, financial condition and future prospects of TelCom and Microchip. C.E. Unterberg, Towbin reviewed the pro forma impact of the merger on Microchip's earnings per share and analyzed the relative contributions of TelCom and Microchip to the combined entity. In addition, C.E. Unterberg, Towbin reviewed the reported price and trading activity for both TelCom's common stock and Microchip's common stock, reviewed certain historic operating information provided by TelCom and Microchip, compared certain financial information including market prices and valuation multiples for TelCom and Microchip with similar information for certain other comparable publicly traded companies, reviewed the financial terms, to the extent publicly available, of certain recent business combinations in the semiconductor industry and performed such other studies and analyses as it considered appropriate.

   For purposes of rendering this opinion, C.E. Unterberg, Towbin assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information reviewed by and discussed with it. In rendering this opinion, C.E. Unterberg, Towbin assumed that the financial forecasts of TelCom and Microchip (and, in each case, the assumptions and bases therefor) had been reasonably prepared in good faith and on a basis reflecting the best currently available estimates, assumptions and judgments of the management of TelCom and Microchip as to the future financial condition and performance of TelCom and Microchip, respectively.

   In providing this opinion, C.E. Unterberg, Towbin assumed, with the consent of the TelCom board of directors and without independent verification, that the representations and warranties of the parties in the reorganization agreement were true and correct as of that date and that the merger will have the tax, accounting and legal effects contemplated in the reorganization agreement, including, among other things, that the merger will be accounted for as a "pooling of interests" business combination in accordance with U.S. generally accepted accounting principles, or GAAP, and that the merger will be treated as a tax-free reorganization pursuant to the Internal Revenue Code of 1986, as amended. C.E. Unterberg, Towbin also assumed that the historical financial statements of TelCom and Microchip reviewed by it had been prepared and fairly presented in accordance with GAAP consistently applied. In addition, C.E. Unterberg, Towbin assumed that all conditions to the consummation of the merger will be fulfilled and that the merger will be consummated in a timely manner.

   In addition, C.E. Unterberg, Towbin has not made an independent evaluation or appraisal of the assets and liabilities of TelCom or Microchip or any of their respective subsidiaries and has not been furnished with any such evaluation or appraisal. C.E. Unterberg, Towbin's advisory services and opinion were provided for the information and assistance of the board of directors of TelCom in connection with its consideration of the merger, and its opinion is limited to the fairness, from a financial point of view to the stockholders of TelCom, of the exchange ratio provided in the reorganization agreement. C.E. Unterberg, Towbin's opinion does not address the relative merits of the merger as compared to any alternative business strategy that might be available to TelCom nor does its opinion address TelCom's underlying business decision to effect the merger or constitute a recommendation of the merger to TelCom or its stockholders. The opinion letter is not intended as a substitute for the exercise of the business judgment of the board of directors of TelCom in reviewing the merger. Finally, C.E. Unterberg, Towbin's opinion does not constitute an opinion or imply a conclusion as to the current price per share of TelCom common stock or the price at which TelCom or Microchip common stock will trade at any future time.

   C.E. Unterberg, Towbin's opinion was based upon market, economic and other conditions as they existed and could be evaluated on October 26, 2000, and C.E. Unterberg, Towbin assumed no responsibility to update or revise its opinion based upon circumstances or events occurring after that date. It should be understood that subsequent developments could affect the conclusions expressed in C.E. Unterberg, Towbin's opinion.

   The following is a brief summary of some of the sources of information and valuation methodologies employed by C.E. Unterberg, Towbin in rendering its opinion. These analyses were presented to the TelCom board of directors at its meeting on October 26, 2000. This summary includes the financial analyses used by C.E. Unterberg, Towbin and deemed to be material, but does not purport to be a complete description of all analyses performed by C.E. Unterberg, Towbin in arriving at its opinion. C.E. Unterberg, Towbin did not explicitly assign any relative weights to the various factors of analyses considered. This summary of financial analyses includes information presented in tabular format. In order to fully understand the financial analyses used by C.E. Unterberg, Towbin, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

   Microchip and TelCom do not usually publicly disclose projections of future revenues, earnings or other financial information. Such projections were not prepared with a view toward public disclosure, and investors should not rely on such projections. Microchip and TelCom are not including these projections in this proxy statement/prospectus to influence your vote with respect to the merger or the reorganization agreement, but because these projections were made available to C.E. Unterberg, Towbin. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management. In particular, the projections may be affected by our ability to achieve strategic goals, objectives and targets over the applicable periods. These assumptions involve judgments with respect to, among other things, future economic, competitive and regulatory conditions, financial market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond Microchip's or TelCom's control. Accordingly, actual results could vary significantly from those set forth in such projections. In addition, such projections were not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections, or generally accepted accounting principles, and are included in this proxy statement/prospectus because such projections were provided to C.E. Unterberg, Towbin. The projections included in this proxy statement/prospectus have been prepared by, and are the responsibility of, Microchip's and TelCom's management, respectively. KPMG LLP, Microchip's accountants, and PricewaterhouseCoopers LLP, TelCom's accountants, have neither examined nor compiled these projections and accordingly, KPMG LLP and PricewaterhouseCoopers LLP do not express an opinion or any other form of assurance with respect thereto. The KPMG LLP and PricewaterhouseCoopers LLP reports incorporated by reference in this proxy statement/prospectus relate to Microchip's and TelCom's historical financial information, respectively. Their reports do not extend to the projections and should not be read to do so. None of Microchip's or TelCom's advisors, agents or representatives; Microchip's or TelCom's boards of directors; or C.E. Unterberg, Towbin's advisors, agents or representatives assume any responsibility for the accuracy of these projections, nor do they assume any obligation to update or revise these projections. In the past, both Microchip and TelCom have made projections that they did not achieve.

 Contribution Analysis

   C.E. Unterberg, Towbin reviewed selected historical and projected operating results and market statistics for both TelCom and Microchip in order to derive relative contributions of each company to the combined entity on a pro forma basis. The contribution analysis does not take into consideration any potential cost savings or revenue enhancements arising from the merger and relies upon the assumption that each company contributes independently to the combined entity. This analysis also relies upon certain financial and operating assumptions provided by equity research analysts and publicly available data about Microchip and TelCom. The following table presents, as of October 26, 2000, the relative contributions of both TelCom and Microchip to the combined entity:

                                                      TelCom       Microchip
                                                  Semiconductor-  Technology-
   Fiscal Year = March 31                         % Contribution % Contribution
   ----------------------                         -------------- --------------
   Projected Fiscal Year 2002 Revenue............       9.1%          90.9%
   Projected Fiscal Year 2001 Revenue............       9.5%          90.5%
   Projected Fiscal Year 2000 Revenue............      11.1%          88.9%
   Last 12 Months Revenue........................      10.5%          89.5%

   Projected Fiscal Year 2002 Gross Profit.......       8.7%          91.3%
   Projected Fiscal Year 2001 Gross Profit.......       9.1%          90.9%
   Projected Fiscal Year 2000 Gross Profit.......      10.2%          89.8%
   Last 12 Months Gross Profit...................       9.9%          90.1%

   Projected Fiscal Year 2002 Operating Income...       6.9%          93.1%
   Projected Fiscal Year 2001 Operating Income...       6.6%          93.4%
   Projected Fiscal Year 2000 Operating Income...       7.8%          92.2%
   Last 12 Months Operating Income...............       7.6%          92.4%

   Projected Fiscal Year 2002 Net Income.........       9.0%          91.0%
   Projected Fiscal Year 2001 Net Income.........       9.0%          91.0%
   Projected Fiscal Year 2000 Net Income.........       8.5%          91.5%
   Last 12 Months Net Income.....................       9.4%          90.6%

   Total Assets(a)...............................      13.3%          86.7%
   Book Value of Equity(a).......................      15.1%          84.9%
   Cash(a).......................................      49.3%          50.7%

   Equity Market Value(b)........................       7.3%          92.7%
   Enterprise Value(b)...........................       4.8%          95.2%

--------
(a) Total Assets, Book Value of Equity and Cash represent the latest data as of September 30, 2000.

(b) Enterprise value is defined as equity market value plus total debt minus cash and cash equivalents. Equity market and enterprise values for Microchip reflect fully diluted shares using the latest publicly available company information and closing stock price as of October 26, 2000. Equity market and enterprise values for TelCom reflect fully diluted shares at a stock price of $15.00 per share.

 Public Company Comparable Analysis

   C.E. Unterberg, Towbin considered ratios of share price and market capitalization, adjusted for cash and debt when necessary, to selected historical and projected operating results of certain other comparable publicly traded companies in order to derive valuation multiples for such companies. In performing this analysis, C.E. Unterberg, Towbin compared financial information of TelCom with publicly available information for selected companies with revenues between $40 million and $300 million for the last reported twelve months in the analog/mixed-signal semiconductor industry. These companies included Micrel, Inc., Micro Linear Corp., Power Integrations, Inc., Semtech Corp., Sipex Corp. and Supertex, Inc. Publicly available information that C.E. Unterberg, Towbin examined for this analysis included, among other things, a range of estimates based on securities research analyst reports.

   The following table compares, as of October 26, 2000, the transaction multiples for TelCom based upon the exchange ratio for the merger with the median multiples and the range of multiples for the comparable publicly traded companies of enterprise value, equity market value and share price divided by selected operating metrics:

                                                         Median      Range of
                                         Transaction   Comparable   Comparable
                                         Multiples(a) Multiples(b) Multiples(b)
                                         ------------ ------------ ------------
   Enterprise Value to Last 12 Months
    Revenue............................      2.6x         5.8x      0.5x-13.2x
   Enterprise Value to Projected
    Calendar Year 2000 Revenue.........      2.5x         8.0x      2.2x-11.6x
   Enterprise Value to Projected
    Calendar Year 2001 Revenue.........      2.1x         6.1x      2.1x-7.8x
   Enterprise Value to Last 12 Months
    Earnings Before Interest and
    Taxes..............................     12.4x        30.9x     8.8x-105.1x
   Equity Market Value to Tangible Book
    Value(c)...........................      2.3x         5.2x      0.4x-17.0x
   Share Price to Last 12 Months
    Earnings per Share(d)..............     19.8x        41.6x     14.7x-74.5x
   Share Price to Projected Calendar
    Year 2000 Earnings per Share(d)....     18.4x        40.8x     16.0x-64.3x
   Share Price to Projected Calendar
    Year 2001 Earnings per Share(d)....     15.0x        28.0x     14.8x-37.4x

--------
(a) Transaction multiples and the exchange ratio used for the purposes of this analysis were derived from the closing price of Microchip stock on October 26, 2000.
(b) Multiples were derived from closing prices on October 26, 2000.
(c) Tangible book value is defined as total assets minus total liabilities and intangible assets.
(d) Earnings per share for TelCom based on actual and estimated average shares outstanding for the relevant periods.

   C.E. Unterberg, Towbin indicated that the transaction multiples calculated for TelCom, based upon the exchange ratio, were within the range for multiples for revenues, earnings before interest and taxes, earnings per share and tangible book value of comparable companies analyzed.

   No company utilized in the public company comparable analysis as a comparison is identical to TelCom. In evaluating the comparable companies, C.E. Unterberg, Towbin made assumptions with respect to semiconductor industry performance and general economic conditions, many of which are beyond the control of TelCom. Mathematical analysis, such as determining the median, average or range, is not in itself a meaningful method of using comparable company data.

 Comparable Transactions Analysis

   C.E. Unterberg, Towbin considered ratios of equity purchase price, adjusted for the seller's cash and debt when appropriate, to selected historical operating results in order to indicate multiples acquirers have been willing to pay for companies in the semiconductor industry. C.E. Unterberg, Towbin reviewed a number of transactions that they considered relevant in performing this analysis. C.E. Unterberg, Towbin selected recent transactions, excluding equity investments, involving sellers with revenues greater than $10 million in the last reported twelve months before the acquisition. C.E. Unterberg, Towbin examined publicly available information it deemed relevant for purposes of this analysis.

   The following table compares, as of October 26, 2000, the transaction multiples for TelCom based upon the exchange ratio of the merger with the median multiples and the range of multiples for the selected recent transactions of enterprise value (defined as equity transaction value plus total debt minus cash and cash equivalents of the seller) and the equity transaction values divided by selected operating statistics of each of the sellers in the last reported twelve months prior to acquisition:

                                                         Median     Range of
                                          Transaction  Transaction Transaction
                                          Multiples(a)  Multiples   Multiples
                                          ------------ ----------- -----------
   Enterprise Value to Last 12 Months
    Revenue..............................     2.6x         2.0x    0.7x-23.2x
   Enterprise Value to Last 12 Months
    Earnings Before Interest and Taxes...    12.4x        26.5x    6.0x-100.6x
   Equity Transaction Value to Last 12
    Months Net Income....................    21.1x        28.9x    7.2x-133.9x
   Equity Transaction Value to Tangible
    Book Value...........................     2.3x         3.6x    1.1x-21.8x

--------
(a) Transaction multiples and the exchange ratio used for the purposes of analysis were derived from the closing price of Microchip stock on October 26, 2000.

   C.E. Unterberg, Towbin indicated that the multiples calculated for TelCom, based upon the exchange ratio, were within the range for multiples for revenues, earnings before interest and taxes, net income and tangible book value of comparable transactions analyzed.

   No transaction utilized as a comparable in the comparable transactions analysis is identical to the merger. Mathematical analysis, such as determining the average, median or range, is not in itself a meaningful method of using comparable transaction data.

Transaction Premiums Paid Analysis

   C.E. Unterberg, Towbin considered the premiums paid above a seller's market price in selected recent merger transactions. In order to perform this analysis, C.E. Unterberg, Towbin reviewed a number of transactions involving publicly-held hardware companies which include companies in the following industries: semiconductors, communications equipment, test equipment, components, peripherals and subsystems. C.E. Unterberg, Towbin selected these transactions by choosing recent transactions with an equity purchase price greater than $10 million.

   The following table compares, as of October 26, 2000, the transaction premiums for TelCom based upon the exchange ratio of the merger with the median premiums and the range of premiums for these transactions calculated by dividing: (1) the offer price per share minus the closing share price of the seller's common stock 20 trading days, 10 trading days and one trading day prior to the public announcement of the transaction, by (2) the closing share price of the seller's common stock 20 trading days, 10 trading days and one trading day, respectively, prior to the public announcement of the transaction:

                                            Transaction  Median    Range of
                                            Premiums(a) Premiums   Premiums
                                            ----------- -------- -------------
   Premium Paid to Seller 1 Trading Day
    Prior to Announcement..................    25.7%      24.8%  -6.4% -65.9%
   Premium Paid to Seller 10 Trading Days
    Prior to Announcement..................    44.6%      44.8%  -5.6% -90.3%
   Premium Paid to Seller 20 Trading Days
    Prior to Announcement..................     0.8%      52.2%  -1.5% -137.6%

--------
(a) Premium percentages and the exchange ratio used for purposes of this analysis were derived from the closing price of Microchip stock on October 26, 2000.

   No transaction utilized as a comparable in the transaction premiums paid analysis is identical to the merger. Mathematical analysis, such as determining the average, median or range is not in itself a meaningful method of using comparable transaction data.

Exchange Ratio Analysis

   C.E. Unterberg, Towbin reviewed the ratios of the closing prices of TelCom common stock divided by the corresponding closing prices of Microchip common stock over the period from October 26, 1998 through October 26, 2000 and compared this with the exchange ratio defined in the reorganization agreement. Based on this analysis, the historical exchange ratio for the daily two-year period ranged from 0.217 to 1.120 with an average of 0.479. The exchange ratio as defined in the reorganization agreement is between 0.460 and 0.530 and would have been 0.504 based upon the closing prices of Microchip's common stock on October 26, 2000 (the actual exchange ratio will be determined based on the average closing price of Microchip's common stock for the ten trading days prior to closing).

   C.E. Unterberg, Towbin also reviewed the average price ratios (defined as the average ratio of closing TelCom stock prices divided by closing Microchip stock prices) over the 1, 5, 10, 15 and 20 trading day periods ending on the day of the TelCom board meeting, the implied exchange ratio over those same time periods and the premium by which the exchange ratio exceeded the average price ratio over the respective time periods. The following table presents the premiums for this transaction calculated by dividing: (1) the exchange ratio minus the average price ratio by (2) the average price ratio.

                                                        Average
                                          -------------------------------------
                                                   5
                                          1 day  days   10 days 15 days 20 days
                                          -----  -----  ------- ------- -------
   Average Price Ratio................... 0.401  0.392   0.377   0.381   0.388
   Exchange Ratio........................ 0.504  0.483   0.497   0.500   0.483
   Premium Exchange Ratio................  25.7%  23.3%   31.8%   31.5%   24.5%

Pro Forma Combination Analysis

   C.E. Unterberg, Towbin calculated the pro forma impact of the merger on the combined entity's projected earnings per share for the calendar years ending March 31, 2001 and March 31, 2002 taking into consideration various financial effects which will result from consummation of the merger. This analysis relies upon certain financial and operating assumptions provided by equity research analysts and publicly available data about Microchip and TelCom. C.E. Unterberg, Towbin assumed that the merger would be treated as a "pooling of interests" for accounting purposes and that no opportunities for cost savings or revenue enhancements exist. Based on this analysis, the pro forma pooling model indicates nominal earnings-per-share accretion, excluding acquisition expenses, for both calendar years ending March 31, 2001 and March 31, 2002.

TelCom Stock Performance Analysis

   C.E. Unterberg, Towbin compared the recent stock performance of TelCom with that of the NASDAQ Composite, the Philadelphia Semiconductor Index and the TelCom Comparable Index. The TelCom Comparable Index is comprised of publicly traded companies selected by C.E. Unterberg, Towbin in "Public Company Comparable Analysis" described above.

Evaluation of Microchip Equity

   C.E. Unterberg, Towbin compared financial information of Microchip with publicly available information for publicly traded companies that C.E. Unterberg, Towbin deemed comparable to Microchip. C.E. Unterberg, Towbin selected companies competing in the semiconductor industry with revenues greater than $600 million and positive operating margins for the last reported twelve months. These companies included Altera Corporation, Atmel Corporation, Linear Technology Corporation, Maxim Integrated Products, Inc. and

Xilinx, Inc. Publicly available information that C.E. Unterberg, Towbin examined for this analysis included, among other things, a range of estimates based on securities research analyst reports.

Microchip Stock Performance Analysis

   C.E. Unterberg, Towbin compared the recent stock performance of Microchip with that of the NASDAQ Composite, the Philadelphia Semiconductor Index and the Microchip Comparable Index. The Microchip Comparable Index is comprised of publicly traded companies selected by C.E. Unterberg, Towbin in "Evaluation of Microchip Equity" described above.

Considerations in Preparation of TelCom's Fairness Opinion

   The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, C.E. Unterberg, Towbin considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, C.E. Unterberg, Towbin believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion.

   In performing its analyses, C.E. Unterberg, Towbin made numerous assumptions with respect to industry performance and general business and economic conditions and other matters, many of which are beyond the control of TelCom or Microchip. The analyses performed by C.E. Unterberg, Towbin are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. The exchange ratio pursuant to the merger agreement and other terms of the merger agreement were determined through arm's length negotiations between TelCom and Microchip, and were approved by the TelCom board of directors. C.E. Unterberg, Towbin did not recommend any specific consideration to the TelCom board of directors or that any specific consideration constituted the only appropriate consideration for the merger. In addition, C.E. Unterberg, Towbin's opinion and presentation to the TelCom board of directors was one of many factors taken into consideration by the TelCom board of directors in making its decision to approve the merger. Consequently, the C.E. Unterberg, Towbin analyses as described above should not be viewed as determinative of the opinion of the TelCom board of directors with respect to the value of TelCom or of whether the TelCom board of directors would have been willing to agree to a different consideration.

   C.E. Unterberg, Towbin will be paid a fairness opinion fee of $500,000. In addition, TelCom has agreed to reimburse C.E. Unterberg, Towbin for its reasonable expenses, including fees and expenses of its counsel, and to indemnify C.E. Unterberg, Towbin and its affiliates against certain liabilities and expenses related to their engagement, including liabilities under the federal securities laws. The terms of the fee arrangement with C.E. Unterberg, Towbin, which TelCom and C.E. Unterberg, Towbin believe are customary in transactions of this nature, were negotiated at arm's length between TelCom and C.E. Unterberg, Towbin, and the TelCom board of directors was aware of the nature of the fee arrangement.

Interests of TelCom Directors, Officers and Affiliates in the Merger

   When considering the recommendations of TelCom's board of directors, you should be aware that the directors and officers of TelCom have interests in the merger and have arrangements that are different from, or are in addition to, yours. These include:

  . Voting Agreements. Directors and officers and their respective affiliates, representing approximately 4.3 % of the outstanding TelCom common stock have agreed to vote in favor of the reorganization agreement and the merger.

  . Indemnification. TelCom directors and executive officers have customary rights to indemnification against losses incurred as a result of actions or omissions occurring prior to the effective time of the merger. In addition, the reorganization agreement provides that for a period of six years after the effective time, Microchip will maintain or cause the surviving corporation to maintain directors' and officers' liability insurance covering persons who are covered by TelCom's directors' and officers' insurance policy.

  . Executive Retention Agreements. Certain officers of TelCom are parties to executive retention agreements that provide for the payment of 12 months of base salary and benefits if within 24 months of a change of control of TelCom they are terminated, have a significant reduction in duties, facilities or perquisites, have a reduction in salary or benefits, or are relocated more than 25 miles from their existing place of employment. In addition, certain officers of TelCom have provisions that provide for the acceleration of unvested stock options if they are terminated within 12 months of a change of control of TelCom. The merger would constitute a change of control.

   As a result, these directors, executive officers and stockholders could be more likely to vote in favor of recommending the reorganization agreement and the merger than if they did not have these interests.

Completion and Effectiveness of the Merger

   The merger will be completed when all of the conditions to completion of the merger are satisfied or waived, including adoption of the reorganization agreement by the stockholders of TelCom. The merger will become effective upon the filing of a certificate of merger with the State of Delaware.

   We are working towards completing the merger as quickly as possible. We hope to complete the merger promptly after the special meeting.

Structure of the Merger and Conversion of TelCom Common Stock

   In accordance with the reorganization agreement and Delaware law, Matchbox Acquisition Corp., a newly formed and wholly owned subsidiary of Microchip, will be merged with and into TelCom. As a result of the merger, the separate corporate existence of Matchbox Acquisition Corp. will cease and TelCom will survive the merger as a wholly owned subsidiary of Microchip.

   Upon completion of the merger, each outstanding share of TelCom common stock, other than shares held by Microchip and its subsidiaries, will be exchanged for a fraction of a share of Microchip common stock, as follows:

  . If the average closing price of Microchip's common stock for the ten trading days preceding the closing of the merger is equal to or between $28.30 and $32.61, this fraction will be determined by dividing $15.00 by this ten-day average price.

  . If the ten-day average closing price of Microchip's common stock immediately prior to the merger is less than $28.30, then this fraction will equal 0.53.

  . If the ten-day average closing price of Microchip's common stock immediately prior to the merger is greater than $32.61, then this fraction will equal 0.46.

   The number of shares of Microchip common stock issuable in the merger will be proportionately adjusted for any additional future stock split, stock dividend or similar event with respect to TelCom common stock or Microchip common stock effected between the date of the reorganization agreement and the completion of the merger.

   No certificate or scrip representing fractional shares of Microchip common stock will be issued in connection with the merger. Instead you will receive cash, without interest, in lieu of a fraction of a share of Microchip common stock equal to the product of the fraction and the average closing price of one share of Microchip common stock for the five most recent trading days before the effective time of the merger.

Exchange of TelCom Stock Certificates for Microchip Stock Certificates

   When the merger is completed, the exchange agent will mail to you a letter of transmittal and instructions for use in surrendering your TelCom stock certificates in exchange for Microchip stock certificates. When you deliver your TelCom stock certificates to the exchange agent along with a properly executed letter of transmittal and any other required documents, your TelCom stock certificates will be canceled and you will receive Microchip stock certificates representing the number of full shares of Microchip common stock to which you are entitled under the reorganization agreement. You will receive payment in cash, without interest, in lieu of any fractional shares of Microchip common stock that would have been otherwise issuable to you as a result of the merger.

   You should not submit your TelCom stock certificates for exchange unless and until you receive the transmittal instructions and a form of letter of transmittal from the exchange agent.

No Dividends

   You are not entitled to receive any dividends or other distributions on Microchip common stock until the merger is completed and you have surrendered your TelCom stock certificates in exchange for Microchip stock certificates.

   If there is any dividend or other distribution on Microchip common stock with a record date after the merger and a payment date prior to the date you surrender your TelCom stock certificates in exchange for Microchip stock certificates, you will receive it with respect to the whole shares of Microchip common stock issued to you promptly after they are issued. If there is any dividend or other distribution on Microchip common stock with a record date after the merger and a payment date after the date you surrender your TelCom stock certificates in exchange for Microchip stock certificates, you will receive it with respect to the whole shares of Microchip common stock issued to you promptly after the payment date.

   Microchip will only issue a Microchip stock certificate or a check in lieu of a fractional share in a name other than the name in which a surrendered TelCom stock certificate is registered if you present the exchange agent with all documents required to show and effect the unrecorded transfer of ownership and show that you paid any applicable stock transfer taxes.

Material United States Federal Income Tax Consequences of the Merger

   The following summary describes the material United States federal income tax consequences of the merger. This discussion is based on and subject to the Internal Revenue Code of 1986, as amended, the regulations promulgated thereunder, existing administrative interpretations and court decisions, all of which are subject to change, possibly with retroactive effect, and assumptions, limitations, representations and covenants, including those contained in certificates of officers of Microchip and TelCom expected to be executed as of the completion of the merger. This discussion does not address all aspects of United States federal income taxation that may be important to you in light of your particular circumstances or if you are subject to special rules, such as rules relating to:

  . stockholders who are not citizens or residents of the United States

  . stockholders subject to the alternative minimum tax provisions of the tax code

  . financial institutions

  . tax-exempt organizations

  . insurance companies

  . dealers in securities

  . stockholders who acquired their shares of TelCom common stock pursuant to the exercise of options or similar derivative securities or otherwise as compensation, and

  . stockholders who hold their shares of TelCom common stock as part of a hedge straddle or other risk reductions, constructive sale or conversion transaction.

   This discussion assumes you hold your shares of TelCom common stock as capital assets within the meaning of Section 1221 of the tax code.

   Our obligations to complete the merger are conditioned on (1) the delivery of an opinion dated as of the completion of the merger to TelCom from Jenkens & Gilchrist, a Professional Corporation and (2) the delivery of an opinion dated as of the completion of the merger to Microchip from Wilson Sonsini Goodrich & Rosati, Professional Corporation, in each case stating that the merger will constitute a reorganization within the meaning of Section 368(a) of the tax code. The opinions of counsel will assume the absence of changes in existing facts and will rely on assumptions, representations and covenants including those contained in certificates executed by officers of Microchip, TelCom and Matchbox Acquisition Corp. and dated as of the completion of the merger. The opinions of counsel contained herein and the opinions to be delivered at the closing neither bind the IRS nor preclude the IRS from adopting a position contrary to that expressed below, and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court if the issues are litigated. Neither of us intends to obtain a ruling from the IRS with respect to the tax consequences of the merger.

   If the merger constitutes a reorganization within the meaning of Section 368(a) of the tax code, the following tax treatment will apply:

   Tax Implications to TelCom Stockholders. Except as discussed below, you will not recognize gain or loss for United States federal income tax purposes when you exchange your TelCom common stock for Microchip common stock pursuant to the merger. The aggregate tax basis of the Microchip common stock you receive as a result of the merger will be the same as your aggregate tax basis in the TelCom common stock you surrender in exchange for the Microchip common stock, reduced by the tax basis of any shares of TelCom common stock for which you receive cash instead of fractional shares of Microchip common stock. The holding period of the Microchip common stock you receive as a result of the exchange will include the period during which you held the TelCom common stock you exchange in the merger.

   You will recognize gain or loss for United States federal income tax purposes with respect to the cash you receive instead of a fractional share interest in Microchip common stock. Your gain or loss will be measured by the difference between the amount of cash you receive and the portion of the tax basis of your shares of TelCom common stock allocable to the shares of TelCom common stock exchanged for such fractional share interest. This gain or loss will be capital gain or loss and will be a long-term capital gain or loss if you have held your shares of TelCom common stock for more than one year at the time the merger is completed.

   Tax Implications to Microchip, TelCom and Matchbox Acquisition
Corp. Microchip, TelCom and Matchbox Acquisition will not recognize gain or loss for United States federal income tax purposes solely as a result of the merger.

   The foregoing discussion is not intended to be a complete analysis or description of all potential United States federal income tax consequences or any other consequences of the merger. In addition, this discussion does not address tax consequences that may vary with, or are contingent on, your individual circumstances. Moreover, this discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences to you of the merger.

Accounting Treatment of the Merger

   Microchip intends to account for the merger as a "pooling of interests" business combination. It is a condition to completion of the merger that Microchip be advised by KPMG LLP, Microchip's independent accountants, that they concur with Microchip management's conclusion that the transactions contemplated by the reorganization agreement can properly be accounted for as a "pooling of interests" business combination, although this condition may be waived by Microchip. In addition, Microchip must receive from TelCom a copy of a letter from PricewaterhouseCoopers LLP, TelCom's independent accountants, addressed to TelCom stating their concurrence with TelCom management's conclusion that, based upon the information furnished to PricewaterhouseCoopers LLP by TelCom management, no conditions exist related to TelCom that would preclude TelCom from being a party to a business combination for which the "pooling of interests" method of accounting is used. Under the "pooling of interests" method of accounting, each of Microchip's and TelCom's historical recorded assets and liabilities will be carried forward to the combined company at their recorded amounts. In addition, the operating results of the combined company will include Microchip's and TelCom's operating results for the entire fiscal year in which the merger is completed and Microchip's and TelCom's historical reported operating results for prior periods will be combined and restated as the operating results of the combined company.

Reissuance of Shares of Microchip Common Stock

   In order to qualify for "pooling of interests" accounting treatment, Microchip must reissue in one or more transactions certain shares of Microchip common stock previously repurchased by Microchip and currently held in its treasury. Microchip expects to reissue all of these shares through option exercises or other sales to be completed prior to the closing of the merger.

Regulatory Filings and Approvals Required to Complete the Merger

   The merger is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, which prevents some transactions from being completed until required information and materials are furnished to the Antitrust Division of the Department of Justice and the Federal Trade Commission and related waiting periods end or expire. We believe that we have substantially complied with all requests for information from the Department of Justice and the Federal Trade Commission, however the applicable waiting periods have not yet expired. The requirements of Hart-Scott-Rodino will be satisfied if the merger is completed within one year from the termination of the waiting period.

   However, the Antitrust Division of the Department of Justice or the Federal Trade Commission may challenge the merger on antitrust grounds either before or after expiration of the waiting period. Accordingly, at any time before or after the completion of the merger, either the Antitrust Division of the Department of Justice or the Federal Trade Commission could take action under the antitrust laws as it deems necessary or desirable in the public interest, or other persons could take action under the antitrust laws, including seeking to enjoin the merger. Additionally, at any time before or after the completion of the merger, notwithstanding that the applicable waiting period expired or ended, any state could take action under the antitrust laws as it deems necessary or desirable in the public interest. We cannot be sure that a challenge to the merger will not be made or that, if a challenge is made, we will prevail.

   The merger may also be subject to regulatory approval by one or more foreign government entities. We intend to comply with any such regulations. Neither of us is aware of any other material governmental or regulatory approval required for completion of the merger, other than compliance with applicable corporate law of Delaware.

Restrictions on Sales of Shares by Affiliates of TelCom and Microchip

   The shares of Microchip common stock to be issued in connection with the merger will be registered under the Securities Act and will be freely transferable under the Securities Act, except for shares of Microchip common stock issued to any person who is deemed to be an "affiliate" of either Microchip or TelCom at the time of the special meeting. Persons who may be deemed to be affiliates include individuals or entities that control, are controlled by, or are under common control of either of us and may include some of our officers and directors, as well as our principal stockholders. Affiliates may not sell their shares of Microchip common stock acquired in connection with the merger except pursuant to:

  . an effective registration statement under the Securities Act covering the resale of those shares

  . an exemption under paragraph (d) of Rule 145 under the Securities Act, or

  . any other applicable exemption under the Securities Act.

Listing on The Nasdaq Stock Market's National Market of Microchip Common Stock to be Issued in the Merger

   Microchip has agreed to cause the shares of Microchip common stock to be issued in the merger to be approved for listing on The Nasdaq Stock Market's National Market, subject to official notice of issuance, before the completion of the merger.

Dissenters' Appraisal Rights

   Holders of TelCom common stock will not be entitled to exercise dissenters' or appraisal rights with respect to the merger.

The Reorganization Agreement

   The following is a summary of the material provisions of the reorganization agreement. However, the following is not a complete statement of all provisions of the reorganization agreement. Microchip and TelCom urge you to read the entire reorganization agreement, which is attached as Exhibit A to this proxy statement/prospectus. This summary is qualified in its entirety by reference to the full text of the reorganization agreement that is incorporated herein by reference.

General

   The reorganization agreement provides for the merger of TelCom with Matchbox Acquisition Corp., a wholly owned subsidiary of Microchip. As a result of the merger, TelCom will be the surviving entity in the merger and will become a wholly owned subsidiary of Microchip. The former stockholders of TelCom will become stockholders of Microchip. The merger will be completed upon the filing of a certificate of merger with the Secretary of State of the State of Delaware.

   Representations and Warranties. Microchip and TelCom have each made a number of customary representations and warranties in the reorganization agreement regarding aspects of their respective businesses, financial condition, structure and other facts pertinent to the merger.

   The representations given by TelCom cover the following topics, among others, as they relate to TelCom and its subsidiaries:

  . TelCom's corporate organization and its qualification to do business

  . TelCom's certificate of incorporation and bylaws

  . TelCom's capitalization

  . authorization of the reorganization agreement and stock option agreement by TelCom

  . the possession of and compliance with permits required to conduct
    TelCom's business

  . TelCom's compliance with applicable laws

  . regulatory approvals required to complete the merger

  . the effect of the merger on obligations of TelCom and under applicable laws

  . TelCom's filings and reports with the Securities and Exchange Commission

  . TelCom's financial statements

  . TelCom's liabilities

  . changes in TelCom's business since June 30, 2000

  . litigation involving TelCom

  . TelCom's employee benefit plans

  . information supplied by TelCom in this proxy statement/prospectus and the related registration statement filed by Microchip

  . restrictions on the conduct of TelCom's business

  . TelCom's title to the properties it owns and leases

  . TelCom's taxes and tax returns

  . TelCom's brokers

  . intellectual property owned or used by TelCom

  . TelCom's material contracts

  . TelCom's financial advisors

  . actions taken by TelCom's board of directors in connection with the reorganization agreement

  . the vote of TelCom's stockholders required in connection with the reorganization agreement

  . TelCom's stockholder rights agreement

  . the treatment of the merger as a "pooling of interests"

  . labor matters

  . environmental laws that apply to TelCom

  . TelCom's insurance policies, and

  . state takeover statutes that apply to TelCom.

   The representations given by Microchip cover the following topics, among others, as they relate to Microchip and its subsidiaries:

  . Microchip's and Matchbox Acquisition's corporate organization and its qualification to do business

  . Microchip's and Matchbox Acquisition's certificate of incorporation and bylaws

  . Microchip's and Matchbox Acquisition's capitalization

  . authorization of the reorganization agreement and stock option agreement by Microchip and Matchbox Acquisition

  . regulatory approvals required to complete the merger

  . the effect of the merger on obligations of Microchip and Matchbox
    Acquisition and under applicable laws

  . Microchip's filings and reports with the Securities and Exchange
    Commission

  . Microchip's liabilities

  . changes in Microchip's business since June 30, 2000

  . litigation involving Microchip

  . information supplied by Microchip in this proxy statement/prospectus and the related registration statement filed by Microchip

  . Microchip's taxes and tax returns

  . Microchip's brokers

  . intellectual property owned or used by Microchip

  . Microchip's financial advisors

  . actions taken by Microchip's board of directors in connection with the reorganization agreement

  . the treatment of the merger as a "pooling of interests," and

  . state takeover statutes that apply to Microchip.

   The representations and warranties in the reorganization agreement are complicated and not easily summarized. You are urged to carefully read the articles of the reorganization agreement entitled "Representations and Warranties of Company" and "Representations and Warranties of Parent and Merger Sub."

   TelCom's Conduct of Business Before Completion of the Merger. TelCom agreed that until the earlier of the completion of the merger or the termination of the reorganization agreement or unless Microchip consents in writing, TelCom and each of its subsidiaries will operate its businesses in the usual, regular and ordinary course and use its commercially reasonable efforts to:

  . preserve intact its current business organizations

  . keep available the services of its current officers and employees, and

  . preserve its relationships with:

    . customers

    . suppliers

    . distributors

    . licensors

    . licensees, and

    . others having significant business dealings with it.

   TelCom also agreed that until the earlier of the completion of the merger or the termination of the reorganization agreement or unless Microchip consents in writing, TelCom and each of its subsidiaries will conduct its business in compliance with specific restrictions relating to, among other things, the following:

  . the timing, pricing and rights related to options and restricted stock

  . severance and termination pay

  . the transfer or license of intellectual property

  . the issuance of dividends or other distributions

  . the issuance and redemption of securities

  . modification of TelCom's certificate of incorporation and bylaws

  . merger or consolidation involving TelCom

  . the acquisition of assets or other entities

  . the disposition of TelCom's assets

  . the incurrence of indebtedness

  . employees and employee benefits

  . settlement of litigation and claims

  . the termination or modification of contracts

  . accounting policies and procedures

  . entering into material contracts

  . treatment of the merger as a "reorganization" under the tax code

  . interference with Microchip's ability to account for the merger as a "pooling of interests," and

  . tax elections and liabilities.

   Microchip's Conduct of Business Before Completion of the Merger. Microchip agreed that until the earlier of the completion of the merger or the termination of the reorganization agreement or unless TelCom consents in writing, Microchip and each of its subsidiaries will operate its businesses in the usual, regular and ordinary course and use its commercially reasonable efforts to:

  . preserve intact its current business organization

  . keep available the services of its current officers and employees, and

  . preserve its relationships with:

    . customers

    . suppliers

    . distributors

    . licensors

    . licensees, and

    . others having business significant dealings with them.

   Microchip also agreed that until the earlier of the completion of the merger or the termination of the reorganization agreement or unless TelCom consents in writing, Microchip and each of its subsidiaries will conduct its business in compliance with specific restrictions relating to, among other things, the following:

  . the issuance of dividends or other distributions

  . the redemption of securities

  . modification of Microchip's certificate of incorporation

  . treatment of the merger as a "reorganization" under the tax code

  . interference with Microchip's ability to account for the merger as a "pooling of interests," and

  . any action that would materially delay the transactions contemplated by the reorganization agreement.

   The agreements related to the conduct of TelCom's and Microchip's business in the reorganization agreement are complicated and not easily summarized. You are urged to carefully read the article of the reorganization agreement entitled "Conduct Prior to the Effective Time."

   No Other Negotiations Involving TelCom. Until the merger is completed or the reorganization agreement is terminated, and subject to TelCom's ability to address a superior offer as set forth below, TelCom has agreed that neither it nor any of its subsidiaries or representatives will, directly or indirectly:

  . solicit, initiate, encourage or induce the making, submission or announcement of any acquisition proposal, as discussed below

  . participate in any discussions or negotiations regarding any acquisition proposal

  . furnish to any person any non-public information with respect to any acquisition proposal

  . take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to any acquisition proposal

  . engage in discussions with any person with respect to any acquisition proposal

  . subject to limited exceptions in the event of a superior offer, as discussed below, approve, endorse or recommend any acquisition proposal, or

  . enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any acquisition transaction, as discussed below.

   For purposes of the foregoing, any violation of any of the restrictions in the immediately preceding paragraph by any officer, director or employee of TelCom or any of its subsidiaries or any investment banker, attorney or other advisor or representative of TelCom or any of its subsidiaries is deemed to be a breach of the relevant restriction by TelCom.

   An "acquisition proposal" is any offer or proposal (other than an offer or proposal by Microchip) relating to any acquisition transaction. An "acquisition transaction" is any transaction or series of related transactions other than the transactions contemplated by the reorganization agreement involving:

  . any acquisition or purchase from TelCom by any person or "group" (as defined under Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations thereunder) of more than a 15% interest in the total outstanding voting securities of TelCom or any of its subsidiaries or any tender offer or exchange offer that if consummated would result in any person or "group" beneficially owning 15% or more of the total outstanding voting securities of TelCom or any of its subsidiaries

  . any merger, consolidation, business combination or similar transaction involving TelCom pursuant to which the stockholders of TelCom immediately preceding such transaction hold less than 85% of the equity interests in the surviving or resulting entity of such transaction

  . any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than 15% of the assets of TelCom, or

  . any liquidation or dissolution of TelCom.

   A "superior offer" is an unsolicited, bona fide written offer made by a third party to consummate any of the following transactions on terms that the board of directors of TelCom determines, in its reasonable judgment, based on advice of a financial advisor of nationally recognized reputation, to be more favorable to TelCom stockholders from a financial point of view than the terms of the merger involving Microchip:

  . a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving TelCom pursuant to which the stockholders of TelCom immediately preceding such transaction hold less than 51% of the equity interest in the surviving or resulting entity of such transaction

  . a sale or other disposition by TelCom of assets, excluding inventory and used equipment sold in the ordinary course of business, representing in excess of 51% of the fair market value of TelCom's business immediately prior to such sale, or

  . the acquisition by any person or group, including by way of a tender offer or an exchange offer or issuance by TelCom, directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of 51% of the voting power of the then outstanding shares of capital stock of TelCom.

   However, an offer will not be considered a superior offer if any financing required to consummate the transaction contemplated by such offer is not committed and is not likely, in the judgment of TelCom's board of directors, to be obtained by such third party on a timely basis.

   Between the date of the reorganization agreement and the earlier of the completion of the merger or the termination of the reorganization agreement, the reorganization agreement allows TelCom to furnish nonpublic information regarding TelCom and its subsidiaries to, and to enter into a confidentiality agreement with or to enter into discussions with, any person or group in response to a superior offer submitted by the person or group, and not withdrawn, if all of the following conditions are met:

  . neither TelCom nor any representatives of TelCom or its subsidiaries has violated the non-solicitation provisions contained in the reorganization agreement

  . the board of directors of TelCom concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the TelCom board of directors to comply with its fiduciary obligations to TelCom's stockholders under applicable law

  . at least two business days prior to furnishing any such nonpublic information, to, or entering into discussions or negotiations with, the person or group, TelCom gives Microchip written notice of the identity of such person or group and of TelCom's intention to furnish nonpublic information to, or enter into discussions or negotiations with, such person or group and TelCom receives from such person or group, an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such person or group by or on behalf of TelCom, and

  . contemporaneously with furnishing any nonpublic information to the person or group, TelCom furnishes the same information to Microchip, to the extent the nonpublic information has not been previously furnished by TelCom to Microchip.

   TelCom has agreed to promptly inform Microchip of any request for information that TelCom reasonably believes would lead to an acquisition proposal, or of any acquisition proposal, or any inquiry with respect to or which TelCom reasonably believes would lead to any acquisition proposal, the material terms and conditions of such request, acquisition proposal or inquiry, and the identity of the person or group making any such request, acquisition proposal or inquiry. TelCom also has agreed to keep Microchip informed in all material respects of the status and details, including material amendments or proposed amendments of any such request, acquisition proposal or inquiry.

   Under the reorganization agreement, the TelCom directors are allowed to withhold, withdraw, amend or modify their recommendation in favor of the merger if a superior offer is made and not withdrawn, neither TelCom nor any of its representatives has violated the non-solicitation provisions of the reorganization agreement, and the board of directors of TelCom concludes in good faith, after consultation with its outside counsel that, in light of the superior offer, the withholding, withdrawal, amendment or modification of its recommendation is required in order for the TelCom directors to comply with their fiduciary obligations to TelCom stockholders under applicable law.

   TelCom must provide Microchip with at least 48 hours prior notice of any meeting of TelCom's board of directors at which the board is reasonably expected to consider a superior offer and at least three days prior written notice of any meeting at which TelCom's board of directors is reasonably expected to recommend a superior offer to TelCom's stockholders, together with a copy of the definitive documentation relating to such superior offer.

   Regardless of whether there has been a superior offer, TelCom is obligated under the reorganization agreement to hold and convene the TelCom special meeting of stockholders.

   TelCom's Employee Benefit Plans. Individuals who are employed by TelCom when the merger is completed will become employees of Microchip or one of Microchip's subsidiaries, although Microchip may terminate these employees at any time. Microchip will give these former TelCom employees full credit for their service with TelCom and its subsidiaries for purposes of eligibility and vesting under each employee benefit plan maintained by Microchip and its subsidiaries. Microchip has agreed to provide former TelCom employees with benefits that are the same as those provided to Microchip employees who are similarly situated and that are substantially similar, in the aggregate, to those provided to TelCom employees prior to the merger.

   Treatment of TelCom Stock Options. Upon completion of the merger, each outstanding option to purchase TelCom common stock will be converted, in accordance with its terms, into an option to purchase the number of shares of Microchip common stock equal to the exchange ratio times the number of shares of TelCom common stock that could have been obtained before the merger upon the exercise of each option, rounded down to the nearest whole share. The exercise price will be equal to the exercise price per share of TelCom common stock subject to the option before conversion divided by the exchange ratio, rounded up to the nearest whole cent.

   The other terms of each option and the TelCom option plans referred to above under which the options were issued will continue to apply in accordance with their terms. Upon completion of the merger, each outstanding award, including restricted stock, stock equivalents and stock units, under any employee incentive or benefit plans, programs or arrangements maintained by TelCom that provide for grants of equity-based awards will be amended or converted into a similar instrument of Microchip, with adjustments to preserve their value. The other terms of each TelCom award, and the plans or agreements under which they were issued, will continue to apply in accordance with their terms, including any provisions providing for acceleration.

   Within 30 days following the effective time of the merger, Microchip will file a registration statement on Form S-8 for the shares of Microchip common stock issuable with respect to options under the TelCom stock option plans and will maintain the effectiveness of that registration statement for as long as any of the options remain outstanding.

   TelCom Employee Stock Purchase Plan. Pursuant to the reorganization agreement, Microchip will assume TelCom's employee stock purchase plan and all rights to purchase shares under that plan will be converted, in accordance with the exchange ratio, into rights to purchase shares of Microchip common stock. All converted purchase rights will be assumed by Microchip and each current offering period under the TelCom plan will be continued until the end of such period. The TelCom plan will terminate with the exercise of the last assumed purchase right. No additional purchase rights will be granted under the TelCom plan. After the effective time of the merger, former TelCom employees will participate in Microchip's employee stock purchase plan, and service with TelCom will be treated as service with Microchip for purposes of determining eligibility under the Microchip plan.

   Conditions to Completion of the Merger. The obligations of Microchip and TelCom to complete the merger and the other transactions contemplated by the reorganization agreement are subject to the satisfaction or waiver of each of the following conditions before completion of the merger:

  . the reorganization agreement must be adopted and the merger must be approved by the holders of a majority of outstanding shares of TelCom common stock entitled to vote

  . Microchip's registration statement must be effective, no stop order suspending its effectiveness will be in effect and no proceedings for suspension of its effectiveness will be pending before or threatened in writing by the Securities and Exchange Commission

  . no law, regulation, injunction or other order must be enacted or issued that has the effect of making the merger illegal or otherwise prohibiting completion of the merger

  . all applicable waiting periods under applicable antitrust laws must have expired or been terminated, and

  . Microchip and TelCom must each receive from their respective tax counsel, an opinion to the effect that the merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the tax code and such opinions have not been withdrawn. However, if counsel to TelCom does not render this opinion, this condition will be satisfied if counsel to Microchip renders the opinion to such party.

   TelCom's obligations to complete the merger and the other transactions contemplated by the reorganization agreement are subject to the satisfaction or waiver of each of the following additional conditions before completion of the merger:

  . Microchip's and Matchbox Acquisition's representations and warranties must be true and correct as of October 26, 2000 and as of the date the merger is to be completed as if made at and as of such time except:

    . to the extent Microchip's and Matchbox Acquisition's representations and warranties address matters only as of a particular date, they must be true and correct as of that date; and

    . if any of these representations and warranties are not true and correct but the effect in each case, or in the aggregate, of the inaccuracies of these representations and breaches of these warranties, is not and does not have a material adverse effect on Microchip, then this condition will be deemed satisfied, and

  . Microchip and Matchbox Acquisition must perform or comply in all material respects with all of its agreements and covenants required by the reorganization agreement to be performed or complied with by Microchip at or before completion of the merger.

   Microchip's obligations to complete the merger and the other transactions contemplated by the reorganization agreement are subject to the satisfaction or waiver of each of the following additional conditions before completion of the merger:

  . TelCom's representations and warranties must be true and correct as of October 26, 2000 and at and as of the date the merger is to be completed as if made at and as of such time except:

    . to the extent TelCom's representations and warranties address matters only as of a particular date, they must be true and correct as of that date; and

    . if any of these representations and warranties are not true and correct but the effect in each case, or in the aggregate, of the inaccuracies of these representations and breaches of these warranties (other than those concerning TelCom's authority to enter into the reorganization agreement, the opinion of TelCom's financial advisor, the approval of TelCom's board of directors, the required vote of TelCom's stockholders and the Delaware antitakeover statute, each of which must be true and correct in all respects), is not and does not have a material adverse effect on TelCom, then this condition will be deemed satisfied.

  . TelCom must perform or comply in all material respects with all of its agreements and covenants required by the reorganization agreement to be performed or complied with by TelCom at or before completion of the merger

  . TelCom must have received consents under its contracts with third parties in connection with the merger that are identified on a schedule to the reorganization agreement

  . Microchip shall have received (1) from TelCom a copy of a letter addressed to TelCom from PricewaterhouseCoopers LLP, independent accountants for TelCom, in substance reasonably satisfactory to Microchip to the effect that PricewaterhouseCoopers LLP agrees with TelCom management's conclusion that, based upon the information furnished to PricewaterhouseCoopers LLP by TelCom management, no conditions related to TelCom exist that would preclude TelCom from being party to a business combination for which the "pooling of interests" method of accounting is used and (2) from KPMG LLP, independent accountants for Microchip, a letter to Microchip to the effect that KPMG LLP concurs with Microchip management's conclusion that the merger can be properly accounted for as a "pooling of interests," and

  . each of TelCom's affiliates shall have entered into an affiliate agreement and each of the agreements shall be in full force and effect as of the date of the merger.

   Termination of the Reorganization Agreement. The reorganization agreement may be terminated at any time prior to completion of the merger, whether before or after the approval and adoption of the reorganization agreement and approval of the merger by TelCom stockholders:

  . by mutual written consent of Microchip and TelCom

  . by Microchip or TelCom, if the merger is not completed before April 30, 2001, except that this right to terminate the reorganization agreement is not available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the merger to occur on or before April 30, 2001, and such action or failure to act constitutes a breach of the reorganization agreement

  . by Microchip or TelCom, if there is any order, decree or ruling of a court or governmental authority having the effect of permanently restraining, enjoining or prohibiting the completion of the merger that is final and nonappealable

  . by Microchip or TelCom, if the reorganization agreement fails to receive the requisite vote for approval by the stockholders of TelCom at the TelCom special meeting or at any adjournment of that meeting, except that this right to terminate the reorganization agreement is not available to a party where the failure to obtain TelCom stockholder approval was caused by that party's action or failure to act and such action or failure to act constitutes a breach by that party of the reorganization agreement

  . by TelCom, upon a breach of any covenant or agreement in the reorganization agreement on the part of Microchip, or if any of Microchip's representations or warranties are or become untrue so that the corresponding condition to completion of the merger would not be met. However, if the breach or inaccuracy is curable by Microchip through the exercise of its commercially reasonable efforts, and Microchip continues to exercise such commercially reasonable efforts, TelCom may not terminate the reorganization agreement for 30 days after delivery of written notice from TelCom to Microchip of the breach. If the breach is cured during those 30 days, TelCom may not exercise this termination right

  . by Microchip, upon a breach of any covenant or agreement in the reorganization agreement on the part of TelCom, or if any of TelCom's representations or warranties are or become untrue so that the corresponding condition to completion of the merger would not be met. However, if the breach or inaccuracy is curable by TelCom through the exercise of its commercially reasonable efforts, and TelCom continues to exercise such commercially reasonable efforts, Microchip may not terminate the reorganization agreement for 30 days after delivery of written notice from Microchip to TelCom of the breach. If the breach is cured during those 30 days, Microchip may not exercise this termination right, or

  . by Microchip if a triggering event, as discussed below, shall have occurred.

   A "triggering event" occurs if:

  . TelCom's board of directors withdraws, withholds or refrains from making or modifies, amends or changes in a manner adverse to Microchip its recommendation in favor of the adoption of the reorganization agreement or the approval of the merger

  . TelCom fails to include in this proxy statement/prospectus the recommendation of TelCom's board of directors in favor of the adoption of the reorganization agreement and the approval of the merger

  . TelCom's board of directors fails to reaffirm its recommendation in favor of the adoption of the reorganization agreement and approval of the merger within ten business days after Microchip requests in writing that such recommendation be reaffirmed at any time following the announcement of an acquisition proposal

  . TelCom's board of directors or any committee of the board approves or recommends any acquisition proposal

  . TelCom enters into any letter of intent or similar document or any agreement, contract or commitment accepting any acquisition proposal

  . TelCom breaches the non-solicitation provisions of the reorganization agreement, or

  . a tender or exchange offer relating to at least 15% of the then outstanding securities of TelCom is commenced by a person unaffiliated with Microchip, and TelCom does not send to its securityholders, within ten business days after such tender or exchange offer is first published, sent or given, a statement disclosing that TelCom recommends rejection of such tender or exchange offer.

   Payment Of Termination Fee. If the reorganization agreement is terminated by Microchip because of the occurrence of a triggering event, TelCom will pay Microchip a termination fee of $9,000,000 within three business days after demand by Microchip.

   Further, TelCom will pay to Microchip within three business days after demand by Microchip a termination fee of $9,000,000 if the reorganization agreement is terminated by Microchip or TelCom because the merger is not consummated by April 30, 2001 or because TelCom's stockholders do not approve the reorganization agreement and the merger, and either of the following occur:

  . prior to the termination of the reorganization agreement, a third party has announced an acquisition proposal and within 12 months following the termination of the reorganization agreement a company acquisition is consummated, or

  . prior to the termination of the reorganization agreement, a third party has announced an acquisition proposal and within 12 months following the termination of the reorganization agreement TelCom enters into an agreement or letter of intent providing for a company acquisition that is subsequently consummated.

   A "company acquisition" is any of the following:

  . a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving TelCom pursuant to which the stockholders of TelCom immediately preceding such transaction hold less than 50% of the aggregate equity interests in the surviving or resulting entity of such transaction

  . a sale or other disposition by TelCom of assets representing in excess of 50% of the aggregate fair market value of TelCom's business immediately prior to such sale, or

  . the acquisition by any person or group, including by way of a tender offer or an exchange offer or issuance by TelCom, directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of 50% of the voting power of the then outstanding shares of capital stock of TelCom.

   Extension, Waiver and Amendment of the Reorganization Agreement. Subject to applicable law, Microchip and TelCom may amend the reorganization agreement before completion of the merger by mutual written consent.

   Either Microchip or TelCom may extend the other's time for the performance of any of the obligations or other acts under the reorganization agreement, waive any inaccuracies in the other's representations and warranties and waive compliance by the other with any of the agreements or conditions contained in the reorganization agreement.

The Stock Option Agreement

   A description of the terms of the stock option agreement between Microchip and TelCom follows. The full text is attached as Exhibit B to this proxy statement/prospectus. We encourage you to read the entire stock option agreement.

   The stock option agreement grants Microchip the option to acquire up to a number of shares of TelCom common stock that represent 19.9% of the issued and outstanding TelCom common stock. The exercise price of the option is $15.00 per share of TelCom common stock, payable in cash. The number of shares issuable upon exercise of the option and the exercise price of the option are subject to adjustment to prevent dilution. Based on the number of shares of TelCom common stock outstanding on October 26, 2000, the option would be exercisable for approximately 3,644,586 shares of TelCom common stock. Microchip required TelCom to enter into the stock option agreement as a condition to entering into the reorganization agreement.

   The option is intended to increase the likelihood that the merger will be completed. Some of the aspects of the stock option agreement may have the effect of discouraging persons who might now or at any time be interested in acquiring all or a significant interest in TelCom or its assets before completion of the merger.

   If the option becomes exercisable, or is exercised, TelCom would not be able to account for future transactions under the "pooling of interests" accounting method for some period of time.

   Exercise Events. Microchip may exercise the option, in whole or part, at any time or from time to time, upon the occurrence of any of the following events:

  . the termination of the reorganization agreement by Microchip because of the occurrence of a triggering event, or

  . if either Microchip or TelCom terminates the reorganization agreement because either the merger is not consummated by April 30, 2001 or the stockholders of TelCom fail to adopt the reorganization agreement and one of the following occurs:

   -- prior to the termination of the reorganization agreement, a third party has announced an acquisition proposal and within 12 months following the termination of the reorganization agreement a company acquisition is consummated, or

   -- prior to the termination of the reorganization agreement, a third party has announced an acquisition proposal and within 12 months following the termination of the reorganization agreement TelCom enters into an agreement or letter of intent providing for a company acquisition that is subsequently consummated.

   Termination. The option will terminate and become not exercisable upon the earliest of any of the following:

  . completion of the merger

  . 12 months after termination of the reorganization agreement based on a failure of the merger to be consummated by April 30, 2001 or the failure to obtain the required approval of TelCom stockholders if no event causing the termination fee to become payable has occurred

  . 12 months after termination of the reorganization agreement based on the occurrence of a triggering event

  . 12 months after payment of the termination fee if the reorganization agreement is terminated based on a failure of the merger to be completed by April 30, 2001 or the failure to obtain the required approval of TelCom stockholders and an event causing the termination fee to become payable has occurred,

  . the date on which the reorganization agreement is terminated if neither a triggering event nor the failure of the merger to be completed by April 30, 2001, nor the failure to obtain the required approval of the TelCom stockholders has caused the termination, or

  . if the option becomes exercisable but cannot be exercised by Microchip because of a government order or because a waiting period under antitrust laws has not expired, ten business days after the prohibition to exercise of the option has been removed or has become final and not subject to any appeal.

   Repurchase at the Option of Microchip. During the period when the option is exercisable, Microchip may require TelCom to repurchase from Microchip the unexercised portion of the option.

   Economic Benefit to Microchip is Limited. The stock option agreement limits to $12 million the total cash payment that may be received by Microchip pursuant to the termination fee under the reorganization agreement and the exercise of its put right.

   Registration Rights. The stock option agreement grants registration rights to Microchip with respect to the shares of TelCom stock represented by the option, including the right to demand that TelCom register all or part of such shares with the Securities and Exchange Commission, provided that Microchip will only be able to make two such demands, and the right to register all or part of such shares if TelCom otherwise registers shares.

Voting Agreements

   As a condition to Microchip's entering into the reorganization agreement, each of TelCom's directors and certain of its executive officers entered into voting agreements with Microchip. By entering into the voting agreements these TelCom stockholders have irrevocably appointed Microchip as their lawful attorney and proxy. These proxies give Microchip the limited right to vote the shares of TelCom common stock beneficially owned by these TelCom stockholders, including shares of TelCom common stock acquired after the date of the voting agreements, in favor of the approval and adoption of the reorganization agreement. These TelCom stockholders may vote their shares of TelCom common stock on all other matters.

   As of the record date, these individuals and entities collectively beneficially owned 779,786 shares of TelCom common stock, which represented approximately 4.3% of the outstanding TelCom common stock. None of the TelCom stockholders who are parties to the voting agreements were paid additional consideration in connection with them.

   Pursuant to these voting agreements, and except as otherwise waived by Microchip, the TelCom directors and executive officers agreed not to sell the TelCom stock and options owned, controlled or acquired, either directly or indirectly, by that person unless each person to which any shares or any interest in any shares is transferred agrees to be bound by the terms and provisions of the voting agreement.

   These voting agreements will terminate upon the earlier to occur of the termination of the reorganization agreement and the completion of the merger. The form of voting agreement is attached to this proxy statement-prospectus as Exhibit C, and you are urged to read it in its entirety.

Affiliate Agreements

   As a condition to Microchip's entering into the reorganization agreement, TelCom's directors and certain of its executive officers executed affiliate agreements. Under the affiliate agreements, each of these persons has agreed not to sell or otherwise dispose of, or to reduce their risk relative to, any shares of TelCom or Microchip common stock owned by them during the period beginning 30 days prior to the merger and ending the day Microchip publicly announces financial results covering at least 30 days of combined operations of Microchip and TelCom. Also under the affiliate agreements, Microchip will be entitled to place appropriate legends on the certificates evidencing any Microchip common stock to be received by these persons and to issue stop transfer instructions to the transfer agent for the Microchip common stock. Further, these persons have acknowledged the resale restrictions imposed by Rule 145 under the Securities Act on shares of Microchip common stock to be received by them in the merger.

   Microchip's directors and certain of its executive officers have also entered into affiliate agreements with Microchip pursuant to which they agree not to sell or otherwise dispose of, or to reduce their risk relative to, any shares of Microchip common stock owned by them during the period beginning 30 days prior to the merger and ending the day Microchip publicly announces financial results covering at least 30 days of combined operations of Microchip and TelCom.

   The form of TelCom affiliate agreement is attached to this proxy statement/prospectus as Exhibit E. You are urged to read the form of affiliate agreement in its entirety.

Noncompetition Agreements

   Certain of TelCom's executive officers and key employees have entered into noncompetition agreements with Microchip in which the TelCom employee agrees not to compete with Microchip in any business that involves in any manner the development, manufacturing, sale or support of a silicon product that competes with or could potentially replace any product that is offered for sale by Microchip now or following the merger, including TelCom products, for a period of one year after the date on which the employee ceases to be employed by Microchip, so long as that date falls within one year after the effective date of the merger. If the employee remains employed by Microchip for more than one year, there is no restriction on the employee's ability to compete with Microchip. The non-competition agreements also provide that for the same period, the employee may not take any action to, or do anything reasonably intended to, divert business from Microchip or any of its respective subsidiaries, or influence or attempt to influence any retailer, dealer, vendor, supplier, customer or potential customer of Microchip to cease doing business with Microchip. In addition, the employee may not directly or indirectly recruit, solicit, or assist others in recruiting, or soliciting, any person who is an employee of Microchip or induce or attempt to induce any such employee to terminate his or her employment with Microchip.

   The form of noncompetition agreement is attached to this proxy statement/prospectus as Exhibit F, and you are urged to read it in its entirety.

Operations After the Merger

   Following the merger, TelCom will continue its operations as a wholly owned subsidiary of Microchip for some period of time determined by Microchip. The membership of Microchip's board of directors will remain unchanged as a result of the merger. The stockholders of TelCom will become stockholders of Microchip, and their rights as stockholders will be governed by the Microchip Restated Certificate of Incorporation, as currently in effect, the Microchip Restated Bylaws and the laws of the State of Delaware. See "Comparison of Rights of Holders of TelCom Common Stock and Microchip Common Stock" on page 67 of this proxy statement/prospectus.

                                   MICROCHIP

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

   The following unaudited pro forma condensed combined financial information gives effect to the merger using the "pooling of interests" method of accounting, after giving effect to the pro forma adjustments described in the accompanying notes. The unaudited pro forma condensed combined financial information should be read in conjunction with the audited historical consolidated financial statements and related notes of Microchip and TelCom, which are incorporated by reference into this proxy statement/prospectus.

   The unaudited pro forma condensed combined balance sheet gives effect to the merger as if it had occurred on the balance sheet date. The unaudited pro forma condensed combined balance sheet combines Microchip's September 30, 2000 unaudited consolidated balance sheet with TelCom's September 30, 2000 unaudited consolidated balance sheet. The unaudited pro forma condensed combined statements of operations give effect to the merger as if it had occurred at the beginning of the periods presented. The unaudited pro forma condensed combined statements of operations combine Microchip's historical operating results for the six months ended September 30, 2000 and for the fiscal years ended March 31, 2000, 1999 and 1998 with the corresponding TelCom historical operating results for the six months ended September 30, 2000 and for the calendar years ended December 31, 1999, 1998 and 1997, respectively. It is expected that upon the closing of the merger TelCom will change its fiscal year end to coincide with Microchip's.

   For purposes of the preparation of the unaudited pro forma condensed combined balance sheet, merger-related expenses (which the companies anticipate will be approximately $9.1 million on a pre-tax basis) were included. The estimate of merger-related expenses is preliminary and subject to change.

   The unaudited pro forma condensed combined balance sheet does not give effect to any proceeds that may be received from the sale of Microchip shares of common stock held in treasury. A portion of these shares must be reissued prior to closing of the merger in order to qualify for "pooling of interests" accounting treatment.

   TelCom has recognized revenues on sales to foreign distributors with rights of return and price protection when the product is shipped to the distributors. Microchip does not recognize revenue on sales to distributors with rights of return and price protection until the distributor sells the product on to its customers. Upon consummation of the merger, Microchip will conform TelCom's revenue recognition policies to defer this revenue until the distributors sell the product. As of the date of this filing, TelCom is unable to determine the impact of conforming the accounting method. This change of accounting method is not expected to have a material impact on the combined financial statements.

   Certain financial statement balances of TelCom have been reclassified to conform with Microchip's financial statement presentation.

   The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the merger had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position of the merged companies. The pro forma adjustments are based on the information and assumptions available as of the date of this proxy statement/prospectus. The unaudited pro forma combined financial statements do not give effect to any cost savings or synergies that may result from the integration of Microchip's and TelCom's operations.

                       MICROCHIP TECHNOLOGY INCORPORATED
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               SEPTEMBER 30, 2000
                                 (in thousands)

                                    Historical
                            ---------------------------
                              Microchip      TelCom
                             Technology   Semiconductor
                            September 30, September 30,  Pro Forma    Pro Forma
                                2000          2000      Adjustments    Combined
                            ------------- ------------- -----------   ----------
          ASSETS
          ------
Cash and cash
 equivalents..............    $117,088      $113,639                  $  230,727
Accounts receivable, net..      84,736        13,249                      97,985
Inventories...............      62,849        10,148                      72,997
Prepaid expenses..........       4,905           --                        4,905
Deferred tax asset........      41,961         1,199                      43,160
Other current assets......       1,728           852                       2,580
                              --------      --------      ------      ----------
  Total current assets....     313,267       139,087                     452,354
Property, plant and
 equipment, net...........     652,300         5,992                     658,292
Other assets..............       8,242         4,736                      12,978
                              --------      --------      ------      ----------
  Total assets............    $973,809      $149,815                  $1,123,624
                              ========      ========      ======      ==========
     LIABILITIES AND
   STOCKHOLDERS' EQUITY
   --------------------
Accounts payable..........    $ 84,366      $  4,374                  $   88,740
Accrued liabilities.......      59,345        10,003      $9,100 (a)      78,448
Deferred income on
 shipments to
 distributors.............      65,523         2,650                      68,173
                              --------      --------      ------      ----------
  Total current
   liabilities............     209,234        17,027       9,100         235,361
Pension accrual...........         866           --                          866
Deferred tax liability....      19,066           400                      19,466
Stockholders' equity:
  Common stock............         121            18          (9)(b)         130
  Additional paid-in
   capital................     347,040       107,919           9 (b)     454,968
  Retained earnings.......     445,519        24,451      (9,100)(a)     460,870
  Less shares of common
   stock held in treasury
   at cost................     (48,037)          --                      (48,037)
                              --------      --------      ------      ----------
Net stockholders' equity..     744,643       132,388      (9,100)        867,931
  Total liabilities and
   stockholders' equity...    $973,809      $149,815                  $1,123,624
                              ========      ========      ======      ==========

                       MICROCHIP TECHNOLOGY INCORPORATED

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
                     (in thousands, except per share data)

                                   Historical
                         ------------------------------
                           Microchip
                          Technology        TelCom
                          Six Months    Semiconductor
                             Ended     Six Months Ended
                         September 30,  September 30,    Pro Forma  Pro Forma
                             2000            2000       Adjustments Combined
                         ------------- ---------------- ----------- ---------
Net sales...............   $334,047        $38,183                  $372,230
Cost of sales...........    151,322         18,380                   169,702
                           --------        -------                  --------
    Gross profit........    182,725         19,803                   202,528
Operating expenses:
  Research and
   development..........     31,751          5,232                    36,983
  Selling, general and
   administrative.......     46,925          6,302                    53,227
                           --------        -------                  --------
                             78,676         11,534                    90,210
Operating income........    104,049          8,269                   112,318
Other income (expense):
  Interest income.......      4,415          3,387                     7,802
  Interest expense......       (315)           --                       (315)
  Other, net............        335          1,427                     1,762
                           --------        -------                  --------
Income before income
 taxes..................    108,484         13,083                   121,567
Income taxes............     29,290          3,497                    32,787
Income before equity in
 net loss of investee...     79,194          9,586                    88,780
Equity in net loss of
 investee...............        --             413                       413
                           --------        -------                  --------
  Net income............   $ 79,194        $ 9,173                  $ 88,367
                           ========        =======                  ========
  Basic net income per
   share................   $   0.67        $  0.51                  $   0.70
                           ========        =======                  ========
  Diluted net income per
   share................   $   0.63        $  0.45                  $   0.65
                           ========        =======                  ========
Weighted average common
 shares outstanding.....    118,627         18,164                   126,982(c)
                           ========        =======                  ========
Weighted average common
 and potential common
 shares outstanding.....    126,466         20,262                   135,787(c)
                           ========        =======                  ========

                       MICROCHIP TECHNOLOGY INCORPORATED

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED MARCH 31, 2000
                     (in thousands, except per share data)

                                     Historical
                              ------------------------
                              Microchip     TelCom
                              Technology Semiconductor
                              Year Ended  Year Ended
                              March 31,  December 31,   Pro Forma  Pro Forma
                                 2000        1999      Adjustments Combined
                              ---------- ------------- ----------- ---------
Net sales...................   $495,729     $57,322                $553,051
Cost of sales...............    237,985      31,626                 269,611
                               --------     -------                --------
    Gross profit............    257,744      25,696                 283,440

Operating expenses:
  Research and development..     45,571       6,794                  52,365
  Selling, general and
   administrative...........     76,743      10,007                  86,750
  Special (income) expense..     (2,400)        269                  (2,131)
                               --------     -------                --------
                                119,914      17,070                 136,984
Operating income............    137,830       8,626                 146,456

Other income (expense):
  Interest income...........      2,232         584                   2,816
  Interest expense..........     (1,048)       (199)                 (1,247)
  Other, net................        770       5,819                   6,589
                               --------     -------                --------
Income before income taxes..    139,784      14,830                 154,614
Income taxes................     37,740       1,701                  39,441
                               --------     -------                --------
  Net income (loss).........   $102,044     $13,129                $115,173
                               ========     =======                ========
  Basic net income (loss)
   per share................   $   0.89     $  0.92                $   0.95
                               ========     =======                ========
  Diluted net income per
   share....................   $   0.84     $  0.84                $   0.89
                               ========     =======                ========
Weighted average common
 shares outstanding.........    114,734      14,302                 121,313 (c)
                               ========     =======                ========
Weighted average common and
 potential common shares
 outstanding................    122,031      15,676                 129,242 (c)
                               ========     =======                ========

                       MICROCHIP TECHNOLOGY INCORPORATED

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED MARCH 31, 1999
                     (in thousands, except per share data)

                                    Historical
                         --------------------------------
                           Microchip         TelCom
                           Technology     Semiconductor
                           Year Ended      Year Ended      Pro Forma  Pro Forma
                         March 31, 1999 December 31, 1998 Adjustments Combined
                         -------------- ----------------- ----------- ---------
Net sales...............    $406,460         $54,263                  $460,723
Cost of sales...........     203,574          34,896                   238,470
                            --------         -------                  --------
    Gross profit........     202,886          19,367                   222,253
Operating expenses:
  Research and
   development..........      40,787           5,588                    46,375
  Selling, general and
   administrative.......      63,006           9,496                    72,502
  Special expense.......      28,937           7,258                    36,195
                            --------         -------                  --------
                             132,730          22,342                   155,072
Operating income........      70,156          (2,975)                   67,181
Other income (expense):
  Interest income.......         754             845                     1,599
  Interest expense......      (2,964)           (459)                   (3,423)
  Other, net............         665              --                       665
                            --------         -------                  --------
Income (loss) before
 income taxes...........      68,611          (2,589)                   66,022
Income taxes............      18,523             958                    19,481
                            --------         -------                  --------
  Net income (loss) ....    $ 50,088         $(3,547)                 $ 46,541
                            ========         =======                  ========
  Basic net income
   (loss) per share.....    $   0.44         $ (0.22)                 $   0.38
                            ========         =======                  ========
  Diluted net income
   (loss) per share.....    $   0.42         $ (0.22)                 $   0.36
                            ========         =======                  ========
Weighted average common
 shares outstanding.....     115,056          15,933                   122,385(c)
                            ========         =======                  ========
Weighted average common
 and potential common
 shares outstanding.....     120,438          15,933                   127,767(c)
                            ========         =======                  ========

                       MICROCHIP TECHNOLOGY INCORPORATED

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED MARCH 31, 1998
                     (in thousands, except per share data)

                                   Historical
                          ----------------------------
                                            TelCom
                            Microchip    Semiconductor
                            Technology     12 Months
                            Year Ended   December 31,   Pro Forma  Pro Forma
                          March 31, 1998     1997      Adjustments Combined
                          -------------- ------------- ----------- ---------
Net sales................    $396,894       $55,435                $452,329
Cost of sales............     199,538        31,175                 230,713
                             --------       -------                --------
    Gross profit.........     197,356        24,260                 221,616
Operating expenses:
  Research and
   development...........      38,362         5,455                  43,817
  Selling, general and
   administrative........      67,549         9,530                  77,079
  Special expense........       5,000         8,264                  13,264
                             --------       -------                --------
                              110,911        23,249                 134,160
Operating income.........      86,445         1,011                  87,456
Other income (expense):
  Interest income........       2,642           959                   3,601
  Interest expense.......      (1,137)       (1,247)                 (2,384)
  Other, net.............         217           --                      217
                             --------       -------                --------
Income before income
 taxes...................      88,167           723                  88,890
Income taxes.............      23,799         2,427                  26,226
                             --------       -------                --------
  Net income (loss) .....    $ 64,368       $(1,704)               $ 62,664
                             ========       =======                ========
  Basic net income (loss)
   per share.............    $   0.54       $ (0.11)               $   0.49
                             ========       =======                ========
  Diluted net income
   (loss) per share......    $   0.51       $ (0.11)               $   0.47
                             ========       =======                ========
Weighted average common
 shares outstanding......     120,096        16,184                 127,541(c)
                             ========       =======                ========
Weighted average common
 and potential common
 shares outstanding......     126,705        16,184                 134,149(c)
                             ========       =======                ========

                       MICROCHIP TECHNOLOGY INCORPORATED

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

   The unaudited pro forma combined financial information reflects the merger, and gives effect to the following:

     (a) It is expected that approximately $9.1 million will be incurred for direct costs of the merger, consisting primarily of transaction costs for investment banking, legal and accounting fees. The unaudited pro forma condensed combined balance sheet gives effect to $9.1 million of direct costs of the merger as if they had been incurred as of September 30, 2000, but the unaudited pro forma condensed combined statements of operations do not give effect to any merger related costs.

     (b) The common stock on the pro forma combined balance sheet has been restated assuming an exchange ratio of 0.46 shares (as defined in the reorganization agreement) of Microchip common stock for each share of TelCom common stock. Based on this exchange ratio, the pro forma adjustment reflects the issuance of 8.4 million shares of Microchip common stock with a par value of $0.001, as if the merger occurred as of September 30, 2000. The actual shares of Microchip common stock to be issued will be determined at the effective date of the merger based on the actual shares of TelCom common stock outstanding at such date and the ten-day average closing price of Microchip's common stock immediately prior to the merger (as defined in the reorganization agreement).

     (c) Unaudited pro forma combined basic and diluted net income per share is based on the combined weighted average shares of both Microchip and TelCom, with TelCom shares included based upon the exchange ratio of 0.46 shares of Microchip common stock for each share of TelCom common stock.

                   COMPARISON OF RIGHTS OF HOLDERS OF TELCOM
                    COMMON STOCK AND MICROCHIP COMMON STOCK

   This section of the proxy statement/prospectus describes the material differences between the rights of holders of TelCom common stock and Microchip common stock. While we believe that the description covers the material differences between the two, this summary may not contain all of the information that is important to you. You should carefully read this entire document and the other documents we refer to for a more complete understanding of the differences between being a stockholder of TelCom and being a stockholder of Microchip.

   Microchip is incorporated under the laws of the State of Delaware and the rights of its stockholders are governed by Delaware Law, the Restated Certificate of Incorporation of Microchip (with all amendments and restatements thereof) and the Amended and Restated Bylaws of Microchip. TelCom is incorporated under the laws of the State of Delaware and the rights of its stockholders are governed by Delaware law and the Restated Certificate of Incorporation of TelCom (with all amendments and restatements thereof) and the Bylaws of TelCom. If the Merger is completed, former TelCom stockholders will become stockholders of Microchip and the rights of such former TelCom stockholders will be governed by Delaware law, the Microchip certificate and Microchip bylaws. The following summarizes differences in the charter documents of TelCom and Microchip that could materially affect the rights of stockholders of TelCom after completion of the merger. A number of the provisions of Microchip's charter documents may have the effect of delaying, deferring or preventing a change in control of Microchip.

Number of Directors

   Microchip's certificate and bylaws, as amended, fix the authorized number of directors at five. TelCom's bylaws allow TelCom's board of directors to specify the number of directors from time to time; TelCom's number of directors is currently fixed at five. Microchip's and TelCom's respective boards of directors or stockholders may change such number by amending the bylaws or the Microchip or TelCom certificate.

Cumulative Voting for Directors

   Under Delaware law, unless the corporation's certificate of incorporation provides otherwise, there can be no cumulative voting for the election of directors. Neither Microchip's certificate nor TelCom's certificate contain any provision permitting cumulative voting.

Classified Board of Directors

   A classified board is one to which some, but not all, of the directors are elected on a rotating basis each year. Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. Neither Microchip nor TelCom currently have a classified board and the surviving corporation will not have a classified board.

Director Voting

   The Microchip bylaws and the TelCom bylaws provide that the number of directors constituting a quorum shall be a majority of the number of authorized directors.

Removal of Directors

   Under Delaware law, a director of a corporation, such as Microchip or TelCom, that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote.

Filling Vacancies on the Board of Directors

   Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy). Both the Microchip bylaws and the TelCom bylaws allow any vacancy on the board of directors to be filled by a majority of the directors then in office, even if less than a quorum.

Advance Notice of Stockholder Proposals

   The Microchip bylaws provide that no matter proposed by Microchip stockholders will be considered at an annual meeting or special stockholder meeting unless:

  . it is specified in the notice of meeting

  . it is brought by or at the direction of the board of directors, or

  . it is brought by a stockholder of the corporation who was a stockholder of record on the record date and written notice of such matter is provided to Microchip in compliance with the time frames set forth in the Microchip bylaws.

   The TelCom bylaws do not contain a provision concerning the advance notice of stockholder proposals.

Power to Call Special Meetings of Stockholders

   Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. Pursuant to the Microchip bylaws, a special meeting may be called at any time by the board of directors or by the chairman of the board or by one or more stockholders owning in the aggregate not less than fifty percent (50%) of the entire capital stock of the corporation issued and outstanding and entitled vote. Pursuant to the TelCom bylaws, a special meeting may be called by the chairman of the board, or the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors. A TelCom special meeting may also be called by the holders of ten percent (10%) or more of the outstanding shares of stock of the corporation.

Business Combination Following a Change of Control

   In the last several years, a number of states have adopted special laws designed to make some kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Section 203 of the Delaware General Corporation Law, some "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder. With some exceptions, an interested stockholder is generally a person or group who or which owns fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of fifteen percent (15%) or more of such voting stock at any time within the previous three years.

Amendment of Charter Documents

   Generally, under Delaware law, an amendment to a corporation's certificate of incorporation requires the approval of the board of directors and the approval of holders of a majority of the outstanding stock entitled to vote thereon. The holders of the outstanding shares of a class are entitled to vote as a separate class on a proposed amendment that would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. Both the Microchip certificate and the TelCom certificate can be amended, altered or repealed in any manner now or hereafter prescribed by Delaware law. Both the Microchip bylaws and the TelCom bylaws may be altered, amended or repealed at any meeting of the Board of Directors by a majority vote of the directors present at the meeting or by a majority of the stockholders.

Indemnification

   The Microchip bylaws and the TelCom certificate indemnify directors and officers to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provisions may not eliminate or limit directors' or officers' liability for:

  . breaches of the director's or officer's duty of loyalty to the corporation or its stockholders

  . acts or omissions not in good faith or involving intentional misconduct or knowing violations of law

  . the payment of unlawful dividends or unlawful stock repurchases or redemptions, or

  . transactions in which the director or officer received an improper personal benefit.

   Both Microchip's bylaws and TelCom's certificate authorize them to provide insurance for their directors, officers and/or agents, against any expense, liability or loss, whether or not Microchip or TelCom would have the power to indemnify such person against such expense, liability or loss under Delaware law. The reorganization agreement provides that Microchip will, for a period of six years, maintain in effect the directors' and officers' liability policies maintained by TelCom.

   Insofar as indemnification for liabilities arising pursuant to the above provisions, Microchip has been informed by the Securities and Exchange Commission that this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Rights Plan

   Microchip. Effective October 11, 1999, Microchip adopted an Amended and Restated Preferred Shares Rights Agreement between Microchip and Norwest Bank, Minnesota, N.A., as rights agent, which amends and restates the Preferred Share Rights Agreement adopted by Microchip as of February 13, 1995. Under the earlier rights agreement, on February 13, 1995, Microchip's Board of Directors declared a dividend of one right to purchase one one-hundredth of a share of Microchip's Series A preferred stock for each outstanding share of common stock, $.001 par value, of Microchip. The dividend was payable on February 24, 1995 to stockholders of record as of the close of business on that date.

   Under the new rights agreement, which supersedes the earlier rights agreement, each right enables the holder to purchase from Microchip one one-hundredth of a share of Series A preferred stock at a purchase price of $111.11, subject to adjustment. Also, under the new rights agreement, the rights become exercisable upon the earlier of: (i) 10 days following the public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of Microchip's outstanding common stock, or (ii) 10 days (or later as may be determined by Microchip's Board of Directors) following the commencement, or announcement of an intention to make a tender offer or exchange offer resulting in the beneficial ownership by a person or group of 15% or more of the outstanding common shares. Once the rights become exercisable, the holders of the rights will be entitled to receive, upon exercise and payment of the $111.11 purchase price per right, one one-hundredth of a share of the Series A preferred stock. Unless the rights have been earlier redeemed, in the event that person acquires 15% or more of Microchip's outstanding common stock, then each holder of a right that has not previously been exercised (other than rights beneficially owned by that acquiring person that will thereafter be void) will thereafter have the right to
receive, upon exercise, common shares equal to two times the $111.11 purchase price. Similarly, unless the Rights are earlier redeemed, in the event that, after a person becomes the beneficial owner of 15% or more of Microchip's outstanding common stock (i) Microchip is acquired in a merger or other business combination transaction, or (ii) 50% or more of Microchip's consolidated assets or earning power are sold (other than in a transaction in the ordinary course of business), provision will be made so that each holder of a right that has not previously been exercised (other than rights beneficially owned by that acquiring person that will thereafter be void) will thereafter have the right to receive, upon exercise, shares of common stock of the acquiring company having a value equal to two times the $111.11 purchase price.

   TelCom. On November 12, 1998, the Board of Directors of TelCom adopted a rights agreement between TelCom and ChaseMellon Shareholder Services, LLC, as rights agent, that declared a dividend of one right to purchase one share of TelCom Series A preferred stock for each outstanding share of common stock of TelCom. The dividend was payable on December 1, 1998 to stockholders of record as of the close of business on that date.

   Under the TelCom rights agreement, each right entitles the registered holder to purchase from TelCom one share of Series A preferred stock at an exercise price of $30.00, subject to adjustment. Also, under the rights agreement, the rights become exercisable upon the earlier of: (i) 10 days following the public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of TelCom's outstanding common stock, or (ii) 10 business days (or later as may be determined by TelCom's Board of Directors) following the commencement, or announcement of an intention to make a tender offer or exchange offer resulting in the beneficial ownership by a person or group of 15% or more of the outstanding common shares. Once the rights become exercisable, the holders of the rights will be entitled to receive, upon exercise and payment of the $30.00 purchase price per right, one one-thousandth of a share of the TelCom Series A preferred stock. Unless the rights have been earlier redeemed, in the event that a person acquires 15% or more of TelCom's outstanding common stock, then each holder of a right that has not previously been exercised (other than rights beneficially owned by that acquiring person that will thereafter be void) will thereafter have the right to receive, upon exercise, common shares equal to two times the $30.00 purchase price. Similarly, unless the rights are earlier redeemed, in the event that, after a person acquires 15% or more of TelCom's outstanding common stock, (i) TelCom is acquired in a merger or other business combination transaction, or (ii) 50% or more of TelCom's consolidated assets or earning power are sold (other than in a transaction in the ordinary course of business), provision will be made so that each holder of a right that has not previously been exercised (other than rights beneficially owned by that acquiring person that will thereafter be void) will thereafter have the right to receive, upon exercise, shares of common stock of the acquiring company having a value equal to two times the $30.00 purchase price.

   TelCom has amended its rights agreement to exclude the merger and the stock option agreement from triggering any rights of holders under the rights agreement.

No Restrictions on Sales of Stock

   Microchip is a public company the shares of which are listed and traded on The Nasdaq Stock Market's National Market. As a result, the Microchip certificate and Microchip bylaws do not provide for any restrictions on the transfer of outstanding shares, other than those imposed by federal securities laws for shares offered under exempt transactions.

Inspection of Stockholders List

   Delaware law permits any stockholder upon written demand under oath stating the purpose thereof to inspect (during regular business hours) a corporation's stock ledger, a list of its stockholders and its other books and records and to make copies of extracts therefrom for any purpose. If the corporation refuses such request, or fails to respond within five business days after the demand has been made, the stockholder may petition the court for an order to compel such inspection. The court may prescribe limitations or conditions upon the inspection, or award any other or further relief the court deems just and proper.

Dissenters' Rights

   Under Delaware law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal or dissenters' rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

   Under Delaware law, such appraisal rights are not available

  . with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or are held of record by more than 2,000 holders, or

  . to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the reorganization agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed twenty percent (20%) of the shares of the surviving corporation outstanding immediately prior to the merger and if other conditions are met.

                   SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS,
                       MANAGEMENT AND DIRECTORS OF TELCOM

   The following table sets forth information concerning the beneficial ownership of common stock of TelCom as of November 27, 2000 for the following:

  . each person or entity who is known by TelCom to own beneficially more than 5% of the outstanding shares of TelCom common stock

  . each of TelCom's current directors

  . the chief executive officer and other highly compensated officers of TelCom, and

  . all directors and executive officers of TelCom as a group.

   The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned and has an address of c/o TelCom Semiconductor, Inc., 1300 Terra Bella Avenue, Mountain View, California 94039-7267.

                                                             Amount and
                                                             Nature of
                                                             Beneficial Percent
Name and Address of Beneficial Owner                         Ownership  of Class
------------------------------------                         ---------- --------
Phillip M. Drayer(1)........................................   715,801    3.9%

Robert G. Gargus(2).........................................   131,965     *

Edward D. Mitchell(3).......................................   166,560     *

Edward Browder(4)...........................................    91,643     *

Thomas J. Grune(5)..........................................    35,401     *

Ken Rose(6).................................................    71,281     *

Mark M. Brown...............................................        --     *

T. Peter Thomas(7)..........................................    90,933     *

Donald E. Fowler(8).........................................    70,000     *

Frank Gill(9)...............................................    28,000     *

All directors and executive officers as a group(10)......... 1,401,584    7.4%

--------
  * Less than 1%.
 (1) Includes 106,770 shares of TelCom common stock issuable upon the exercise of options that are exercisable within 60 days of November 27, 2000.

 (2) Includes 125,000 shares of TelCom common stock issuable upon the exercise of options that are exercisable within 60 days of November 27, 2000.

 (3) Includes 163,560 shares of TelCom common stock issuable upon the exercise of options that are exercisable within 60 days of November 27, 2000.

 (4) Includes 83,230 shares of TelCom common stock issuable upon the exercise of options that are exercisable within 60 days of November 27, 2000.

 (5) Includes 35,279 shares of TelCom common stock issuable upon the exercise of options that are exercisable within 60 days of November 27, 2000.

 (6) Includes 56,959 shares of TelCom common stock issuable upon the exercise of options that are exercisable within 60 days of November 27, 2000.

 (7) Includes 15,000 shares of TelCom common stock issuable upon the exercise of options that are exercisable upon a change of control of TelCom.

 (8) Includes 18,000 shares of TelCom common stock issuable upon the exercise of options that are exercisable upon a change of control of TelCom.

 (9) Includes 18,000 shares of TelCom common stock issuable upon the exercise of options that are exercisable upon a change of control of TelCom.

(10) Includes 621,798 shares of TelCom common stock issuable upon exercise of options that are exercisable within 60 days of November 27, 2000 or that are exercisable upon a change of control of TelCom.

                                 LEGAL OPINION

   The validity of the shares of Microchip common stock offered by this proxy statement/prospectus will be passed upon for Microchip by Wilson Sonsini Goodrich & Rosati, Professional Corporation.

                                    EXPERTS

   The consolidated financial statements of Microchip Technology Incorporated as of March 31, 2000 and 1999, and for each of the years in the three-year period ended March 31, 2000, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the said firm as experts in accounting and auditing.

   The financial statements of TelCom Semiconductor, Inc. incorporated in this proxy statement/prospectus by reference to the TelCom Semiconductor, Inc. Annual Report on Form 10-K for the year ended December 31, 1999, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                      WHERE YOU CAN FIND MORE INFORMATION

   This proxy statement/prospectus incorporates documents by reference that are not presented in or delivered with this proxy statement/prospectus.

   All documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement/prospectus and before the date of the special meeting are incorporated by reference into and to be a part of this proxy statement/prospectus from the date of filing of those documents.

   You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   The following documents, which were filed by TelCom with the Securities and Exchange Commission, are incorporated by reference into this proxy statement/prospectus:

  . TelCom's Annual Report on Form 10-K for the fiscal year ended December
    31, 1999

  . TelCom's Quarterly Report on Form 10-Q for the quarter ended March 31,
    2000

  . TelCom's Quarterly Report on Form 10-Q for the quarter ended June 30,
    2000

  . TelCom's Quarterly Report on Form 10-Q for the quarter ended September
    30, 2000

  . TelCom's Current Report on Form 8-K filed on October 30, 2000, and

  . TelCom's Current Report on Form 8-K filed on November 20, 2000.

   The following documents, which have been filed by Microchip with the Securities and Exchange Commission, are incorporated by reference into this proxy statement/prospectus:

  . Microchip's Annual Report on Form 10-K for the fiscal year ended March
    31, 2000

  . Microchip's Quarterly Report on Form 10-Q for the quarter ended June 30,
    2000

  . Microchip's Quarterly Report on Form 10-Q for the quarter ended September
    30, 2000

  . Microchip's Current Report on Form 8-K filed on July 26, 2000

  . Microchip's Current Report on Form 8-K filed on October 30, 2000

  . the description of Microchip common stock contained in Microchip's
    Registration Statement on Form 8-A filed on February 5, 1993, and any amendment or report filed for the purpose of updating such description, and

  . the description of Microchip preferred share purchase rights contained in Microchip's Registration Statement on Form 8-A filed on February 14, 1995, including any amendment or report updating such description.

   Any statement contained in a document incorporated or deemed to be incorporated by reference into this proxy statement/prospectus will be deemed to be modified or superseded for purposes of this proxy statement/prospectus to the extent that a statement contained in this proxy statement/prospectus or any other subsequently filed document that is deemed to be incorporated by reference into this proxy statement/prospectus modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement/prospectus.

   The documents incorporated by reference into this proxy statement/prospectus are available from us upon request. We will provide a copy of any and all of the information that is incorporated by reference in this proxy statement/prospectus (not including exhibits to the information unless those exhibits are specifically incorporated by reference into this proxy statement/prospectus) to any person, without charge, upon written or oral request. Any request for documents should be made by January 4, 2001 to ensure timely delivery of the documents.

   Requests for documents relating to TelCom      Requests for documents relating to Microchip
   should be directed to:                         should be directed to:

   TelCom Semiconductor, Inc.                     Microchip Technology Incorporated
   1300 Terra Bella Avenue                        2355 West Chandler Boulevard
   Mountain View, California 94039-7267           Chandler, Arizona 85224-6199
   (650) 215-5213                                 (480) 786-7200
   Attention: Investor Relations

   We file reports, proxy statements and other information with the Securities and Exchange Commission. Copies of our reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at:

   Judiciary Plaza          Citicorp Center           Seven World Trade Center
   Room 1024                500 West Madison Street   13th Floor
   450 Fifth Street, N.W.   Suite 1400                New York, New York 10048
   Washington, D.C. 20549   Chicago, Illinois 60661

   Reports, proxy statements and other            Reports, proxy statements and other
   information concerning TelCom may be           information regarding Microchip may be
   inspected at:                                  inspected at:

   The National Association of                    The National Association of
   Securities Dealers                             Securities Dealers
   1735 K Street, N.W.                            1735 K Street, N.W.
   Washington, D.C. 20006                         Washington, D.C. 20006

   Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy and information statements and other information regarding each of us. The address of the SEC website is http://www.sec.gov.

   Microchip has filed a registration statement on Form S-4 under the Securities Act with the Securities and Exchange Commission with respect to Microchip's common stock to be issued to TelCom stockholders in the merger. This proxy statement-prospectus constitutes the prospectus of Microchip filed as part of the registration statement. This proxy statement/prospectus does not contain all of the information set forth in the registration statement because parts of the registration statement are omitted in accordance with the rules and regulations of the SEC. The registration statement and its exhibits are available for inspection and copying as set forth above.

   If you have any questions about the merger, please call TelCom Investor Relations at (650) 215-5213. You may also call Microchip Investor Relations at
(480) 792-7200.

   This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this proxy statement/prospectus, or the solicitation of a proxy, in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer, solicitation of an offer or proxy solicitation in such jurisdiction. Neither the delivery of this proxy statement/ prospectus nor any distribution of securities pursuant to this proxy statement/prospectus shall, under any circumstances, create any implication that there has been no change in the information set forth or incorporated into this proxy statement/prospectus by reference or in our affairs since the date of this proxy statement/prospectus. The information contained in this proxy statement/prospectus with respect to TelCom and its subsidiaries was provided by TelCom and the information contained in this proxy statement/prospectus with respect to Microchip was provided by Microchip.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                       MICROCHIP TECHNOLOGY INCORPORATED,

                           MATCHBOX ACQUISITION CORP.

                                      AND

                           TELCOM SEMICONDUCTOR, INC.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 ARTICLE I THE MERGER......................................................  A-1
 Section 1.01 The Merger..................................................   A-1
 Section 1.02 Effective Time; Closing.....................................   A-2
 Section 1.03 Effect of the Merger........................................   A-2
 Section 1.04 Certificate of Incorporation; Bylaws........................   A-2
 Section 1.05 Directors and Officers......................................   A-2
 Section 1.06 Effect on Capital Stock.....................................   A-2
 Section 1.07 Surrender of Certificates...................................   A-3
 Section 1.08 No Further Ownership Rights in Company Common Stock.........   A-4
 Section 1.09 Lost, Stolen or Destroyed Certificates......................   A-4
 Section 1.10 Tax and Accounting Consequences.............................   A-5
 Section 1.11 Taking of Necessary Action; Further Action..................   A-5

 ARTICLE II REPRESENTATION AND WARRANTIES OF THE COMPANY...................  A-5
 Section 2.01 Organization and Qualification; Subsidiaries................   A-5
 Section 2.02 Certificate of Incorporation and Bylaws.....................   A-6
 Section 2.03 Capitalization..............................................   A-6
 Section 2.04 Authority Relative to this Agreement........................   A-7
 Section 2.05 No Conflict; Required Filings and Consents..................   A-8
 Section 2.06 Legal Compliance; Permits...................................   A-8
 Section 2.07 SEC Filings; Financial Statements...........................   A-9
 Section 2.08 No Undisclosed Liabilities..................................   A-9
 Section 2.09 Absence of Certain Changes or Events........................   A-9
 Section 2.10 Absence of Litigation.......................................  A-10
 Section 2.11 Employee Benefit Plans......................................  A-10
 Section 2.12 Registration Statement; Proxy Statement.....................  A-12
 Section 2.13 Restrictions on Business Activities.........................  A-12
 Section 2.14 Title to Property...........................................  A-12
 Section 2.15 Taxes.......................................................  A-13
 Section 2.16 Brokers.....................................................  A-14
 Section 2.17 Intellectual Property.......................................  A-14
 Section 2.18 Agreements, Contracts and Commitments.......................  A-16
 Section 2.19 Opinion of Financial Advisor................................  A-17
 Section 2.20 Board Approval..............................................  A-17
 Section 2.21 Vote Required...............................................  A-18
 Section 2.22 Company Rights Agreement....................................  A-18
 Section 2.23 Pooling of Interests........................................  A-18
 Section 2.24 Labor Matters...............................................  A-18
 Section 2.25 Environmental Matters.......................................  A-18
 Section 2.26 Insurance...................................................  A-18
 Section 2.27 State Takeover Statutes.....................................  A-19

 ARTICLE III REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB....... A-19
 Section 3.01 Organization and Qualification; Subsidiaries................  A-19
 Section 3.02 Certificate of Incorporation and Bylaws.....................  A-19
 Section 3.03 Capitalization..............................................  A-20
 Section 3.04 Authority Relative to this Agreement........................  A-20
 Section 3.05 No Conflict; Required Filings and Consents..................  A-20
 Section 3.06 No Legal Compliance.........................................  A-21
 Section 3.07 SEC Filings; Financial Statements...........................  A-21

                                                                          Page
                                                                          ----
 Section 3.08 No Undisclosed Liabilities................................  A-21
 Section 3.09 Absence of Certain Changes or Events......................  A-22
 Section 3.10 Absence of Litigation.....................................  A-22
 Section 3.11 Registration Statement; Proxy Statement...................  A-22
 Section 3.12 Taxes.....................................................  A-22
 Section 3.13 Brokers...................................................  A-23
 Section 3.14 Intellectual Property.....................................  A-23
 Section 3.15 Opinion of Financial Advisor..............................  A-23
 Section 3.16 Board Approval............................................  A-23
 Section 3.17 Pooling of Interests......................................  A-23
 Section 3.18 State Takeover Statutes...................................  A-23

 ARTICLE IV CONDUCT PRIOR TO THE EFFECTIVE TIME.......................... A-24
 Section 4.01 Conduct of Business by Company............................  A-24
 Section 4.02 Conduct of Business by Parent.............................  A-26

 ARTICLE V ADDITIONAL AGREEMENTS......................................... A-27
 Section 5.01 Proxy Statement/Prospectus; Registration Statement; Other
               Filings; Board Recommendations...........................  A-27
 Section 5.02 Stockholder Meeting.......................................  A-28
 Section 5.03 Confidentiality; Access to Information....................  A-29
 Section 5.04 No Solicitation...........................................  A-29
 Section 5.05 Public Disclosure.........................................  A-30
 Section 5.06 Commercially Reasonable Efforts; Notification.............  A-31
 Section 5.07 Third Party Consents......................................  A-31
 Section 5.08 Stock Options; ESPP and Employee Benefits.................  A-32
 Section 5.09 Form S-8..................................................  A-33
 Section 5.10 Indemnification...........................................  A-33
 Section 5.11 Affiliate Agreements; Pooling Actions.....................  A-34
 Section 5.12 Regulatory Filings; Reasonable Efforts....................  A-34
 Section 5.13 Action by Board of Directors..............................  A-34
 Section 5.14 Nasdaq Listing............................................  A-34

 ARTICLE VI CONDITIONS TO THE MERGER..................................... A-35
              Conditions to Obligations of Each Party to Effect the
 Section 6.01 Merger....................................................  A-35
 Section 6.02 Additional Conditions to Obligations of Company...........  A-35
              Additional Conditions to the Obligations of Parent and
 Section 6.03 Merger Sub................................................  A-36

 ARTICLE VII TERMINATION, AMENDMENT AND WAIVER........................... A-36
 Section 7.01 Termination...............................................  A-36
 Section 7.02 Notice of Termination; Effect of Termination..............  A-38
 Section 7.03 Fees and Expenses.........................................  A-38
 Section 7.04 Amendment.................................................  A-39
 Section 7.05 Extension; Waiver.........................................  A-39

 ARTICLE VIII GENERAL PROVISIONS......................................... A-39
 Section 8.01 Non-Survival of Representations and Warranties............  A-39
 Section 8.02 Notices...................................................  A-39
 Section 8.03 Interpretation............................................  A-40
 Section 8.04 Counterparts..............................................  A-41
 Section 8.05 Entire Agreement; Third Party Beneficiaries...............  A-41
 Section 8.06 Severability..............................................  A-41
 Section 8.07 Other Remedies; Specific Performance......................  A-41
 Section 8.08 Governing Law.............................................  A-41

                                                                            Page
                                                                            ----
 Section 8.09 Rules of Construction.......................................  A-41
 Section 8.10 Assignment..................................................  A-41
 Section 8.11 Waiver of Jury Trial........................................  A-42

 INDEX OF EXHIBITS
 Exhibit A    Form of Company Voting Agreement
 Exhibit B    Form of Stock Option Agreement
 Exhibit C-1  Form of Company Affiliate Agreement
 Exhibit C-2  Form of Parent Affiliate Agreement

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

   This AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made and entered into as of October 26, 2000, among Microchip Technology Incorporated, a Delaware corporation ("Parent"), Matchbox Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and Telcom Semiconductor, Inc., a Delaware corporation ("Company").

                                    RECITALS

   A. Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law ("Delaware Law"), Parent, Merger Sub and Company intend to enter into a business combination transaction.

   B. The Board of Directors of Company (i) has determined that the Merger (as defined in Section 1.01) is consistent with and in furtherance of the long-term business strategy of Company and fair to, and in the best interests of, Company and its stockholders, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement, (iii) has adopted a resolution declaring the Merger advisable and (iv) has determined unanimously to recommend that the stockholders of Company adopt this Agreement.

   C. The Board of Directors of Parent (i) has determined that the Merger is consistent with and in furtherance of the long-term business strategy of Parent and fair to, and in the best interests of, Parent and its stockholders, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement, and (iii) has adopted a resolution declaring the Merger advisable.

   D. Concurrently with the execution of this Agreement and as a condition and inducement to Parent's willingness to enter into this Agreement: (1) certain stockholders of Company are entering into Voting Agreements in substantially the form attached hereto as Exhibit A (the "Company Voting Agreements"),
(2) Company is executing and delivering a Stock Option Agreement in favor of Parent in substantially the form attached hereto as Exhibit B (the "Stock Option Agreement"), and (3) certain Company Affiliates are entering into Company Affiliate Agreements in substantially the form attached hereto as Exhibit C-1 (the "Company Affiliate Agreements").

   E. Concurrently with the execution of this Agreement and as a condition and inducement to Parent's willingness to enter into this Agreement certain Parent Affiliates are entering into Parent Affiliate Agreements in substantially the form attached hereto as Exhibit C-2 (the "Parent Affiliate Agreements").

   F. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

   G. It is also intended by the parties hereto that the Merger shall qualify for accounting treatment as a "pooling of interests."

   NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                                   THE MERGER

   Section 1.01 The Merger. At the Effective Time (as defined in Section 1.02) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of Delaware Law, Merger Sub shall be merged with and into Company (the "Merger"), the separate corporate existence of Merger Sub shall cease and Company shall continue as the surviving corporation. Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

   Section 1.02 Effective Time; Closing. As soon as practicable on or after the Closing Date (as defined in this Section 1.2), and upon the terms and subject to the conditions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the applicable provisions of Delaware Law (the time of such filing (or such later time as may be agreed upon in writing by Parent and Company and specified in the Certificate of Merger) being referred to herein as the "Effective Time"). The closing of the Merger and the other transactions contemplated hereby (the "Closing") shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, located at One Market, Spear Tower, Suite 3300, San Francisco, California 94105, at a date and time to be specified by Parent and Company, which shall be no later than the second business day following the satisfaction or, if permitted pursuant hereto, waiver of the conditions set forth in Article VI hereof, or at such other location, date and time as Parent and Company shall mutually agree in writing. The date upon which the Closing actually occurs shall be referred to herein as the "Closing Date."

   Section 1.03 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

   Section 1.04 Certificate of Incorporation; Bylaws.

   (a) At the Effective Time, subject to the provisions of Section 5.10, the Certificate of Incorporation of Company shall be amended and restated to be identical to the Certificate of Incorporation in effect for Merger Sub at the Effective Time.

   (b) Subject to the provisions of Section 5.10, the Bylaws of Company shall be amended and restated to be those in effect for Merger Sub at the Effective Time.

   Section 1.05 Directors and Officers. The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time until their successors shall have been duly elected and qualified. The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time until their successors shall have been duly elected and qualified.

   Section 1.06 Effect on Capital Stock. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, Company or the holders of any of the following securities, the following shall occur:

     (a) Conversion of Company Common Stock. Each share of common stock, par value $0.001 per share, of Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than any share of Company Common Stock to be canceled and extinguished pursuant to Section 1.06(b)) will be automatically converted (subject to Sections 1.06(e) and
  (f)) into a fraction of a share of Parent Common Stock (as defined below) (the "Exchange Ratio") equal to (x) $15.00 divided by (y) the average closing sale price of one share of common stock of Parent, par value $0.001 per share ("Parent Common Stock"), on the Nasdaq National Market during the ten (10) trading days ending on the trading day immediately prior to the Effective Time (the "ACP"); provided, that if the ACP is greater than $32.61, the Exchange Ratio shall be .46, and provided, further that if the ACP is less than $28.30, the Exchange Ratio shall be .53. If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with Company, then, except to the extent otherwise provided in such agreement, the shares of Parent Common Stock issued in exchange for such shares of Company Common Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Parent Common Stock may accordingly be marked with appropriate legends.

   (b) Cancellation of Company-Owned Stock. Each share of Company Common Stock held by Company or any direct or indirect wholly-owned subsidiary of Company immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

   (c) Stock Options; Employee Stock Purchase Plans. At the Effective Time, all options to purchase Company Common Stock then outstanding under Company's 1994 Stock Option Plan, the Company's 1996 Director Stock Option Plan and the Company's 2000 Non-Statutory Stock Option Plan (the "Company Option Plans"), and the Company Option Plans themselves, shall, except as otherwise set forth herein, be assumed by Parent in accordance with Section 5.08. At the Effective Time, all purchase rights then outstanding under Company's 1995 Employee Stock Purchase Plan (the "ESPP"), and the ESPP itself, shall be assumed by Parent in accordance with Section 5.08.

   (d) Capital Stock of Merger Sub. Each share of Common Stock, $0.001 par value per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

   (e) Adjustments to Exchange Ratio. The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into or exercisable or exchangeable for Parent Common Stock or Company Common Stock), extraordinary cash dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Parent Common Stock or Company Common Stock occurring or having a record date on or after the date hereof and prior to the Effective Time.

   (f) Fractional Shares. No fraction of a share of Parent Common Stock will be issued by virtue of the Merger, but in lieu thereof each holder of shares of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder) shall, upon surrender of such holder's Certificates(s) (as defined in Section 1.07(c)), receive from Parent an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction, multiplied by (ii) the average closing price of one share of Parent Common Stock for the five (5) most recent days that Parent Common Stock has traded ending on the trading day immediately prior to the Effective Time, as reported on the Nasdaq National Market ("Nasdaq").

   Section 1.07 Surrender of Certificates.

   (a) Exchange Agent. Prior to the Effective Time, Parent shall select a bank or trust company reasonably acceptable to Company to act as the exchange agent (the "Exchange Agent") in the Merger.

   (b) Parent to Provide Common Stock. Promptly after the Effective Time, Parent shall make available to the Exchange Agent, for exchange in accordance with this Article I, the shares of Parent Common Stock issuable pursuant to
Section 1.06(a) in exchange for outstanding shares of Company Common Stock, and cash in an amount sufficient for payment in lieu of fractional shares pursuant to Section 1.06(f) and any dividends or distributions to which holders of shares of Company Common Stock may be entitled pursuant to Section 1.07(d).

   (c) Exchange Procedures. Promptly after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record (as of the Effective
Time) of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the "Certificates") (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Parent Common Stock pursuant to Section 1.06(a), cash in lieu of any fractional shares pursuant to

Section 1.06(f) and any dividends or other distributions pursuant to Section 1.07(d). Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificates representing the number of whole shares of Parent Common Stock into which their shares of Company Common Stock were converted pursuant to Section 1.06(a), payment in lieu of fractional shares which such holders have the right to receive pursuant to
Section 1.06(f) and any dividends or other distributions payable pursuant to
Section 1.07(d), and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed, from and after the Effective Time, to evidence only the ownership of the number of whole shares of Parent Common Stock into which such shares of Company Common Stock shall have been so converted (including any voting, notice or other rights associated with the ownership of such shares of Parent Common Stock under the Certificate of Incorporation or Bylaws of Parent or under Delaware
Law) and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 1.06(f) and any dividends or other distributions payable pursuant to Section 1.07(d).

   (d) Distributions With Respect to Unexchanged Shares. Dividends or other distributions declared or made after the date of this Agreement with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Certificates with respect to the shares of Parent Common Stock represented thereby when the holders of record of such Certificates surrender such Certificates.

   (e) Transfers of Ownership. If certificates representing shares of Parent Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have (i) paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Parent Common Stock in any name other than that of the registered holder of the Certificates surrendered, or (ii) established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

   (f) Required Withholding. Each of the Exchange Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock or Company Stock Options such amounts as may be required to be deducted or withheld therefrom under the Code or state, local or foreign law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

   (g) No Liability. Notwithstanding anything to the contrary in this Section 1.07, neither the Exchange Agent, Parent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Parent Common Stock or Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

   Section 1.08 No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock issued in accordance with the terms hereof (including any cash paid in respect thereof pursuant to Sections 1.06(f) and 1.07(d)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock. There shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

   Section 1.09 Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue and pay in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, certificates representing the shares of Parent Common Stock into which the shares of Company Common Stock represented by such Certificates were converted pursuant to Section 1.06(a), cash for fractional shares, if any, as may be required pursuant to Section 1.06(f) and any dividends or distributions payable pursuant to Section 1.07(d); provided, however, that the Exchange Agent, may, in its discretion and as a condition precedent to the issuance of such certificates representing shares of Parent Common Stock and the payment of cash and other distributions, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

   Section 1.10 Tax and Accounting Consequences.

   (a) It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

   (b) It is intended by the parties hereto that the Merger shall qualify as a "pooling of interests" for accounting purposes.

   Section 1.11 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Company and Merger Sub, the officers and directors of Parent and the Surviving Corporation shall be fully authorized (in the name of Merger Sub, Company, the Surviving Corporation and otherwise) to take all such necessary action.

                                   ARTICLE II

                  REPRESENTATION AND WARRANTIES OF THE COMPANY

   Company represents and warrants to Parent and Merger Sub, subject to such exceptions as are disclosed in writing in the disclosure letter supplied by Company to Parent dated as of the date hereof (the "Company Schedule"), which disclosure shall provide an exception to or otherwise qualify the representations or warranties of Company contained in the section of this Agreement corresponding by number to such disclosure and the other representations and warranties herein to the extent such disclosure shall reasonably appear to be applicable to such other representations or warranties, as follows:

   Section 2.01 Organization and Qualification; Subsidiaries.

   (a) Each of Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted.

   (b) Section 2.01(b) of the Company Schedule sets forth (i) each subsidiary of Company, (ii) the ownership interest therein of Company and (iii) if not wholly-owned by Company, the identity and ownership interest of each other owner of such subsidiary. Neither Company nor any of its subsidiaries has agreed to make nor is obligated to make nor is bound by any written or oral agreement, contract, understanding, negotiable instrument, commitment or undertaking of any nature, in effect as of the date hereof or as may hereafter be in effect (a "Contract"), under which it may become obligated to make, any future investment in or capital contribution to any other entity. Neither Company nor any of its subsidiaries directly or indirectly owns any equity or similar interest in or any interest convertible, exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity other than the entities identified in Section 2.01(b) of the Company Schedule.

   (c) Company and each of its subsidiaries is qualified or licensed to do business as a foreign corporation, and is in good standing (with respect to jurisdictions which recognize such concept), under the laws of all jurisdictions where the character of the properties owned, leased or operated by them or the nature of their activities requires such qualification or licensing, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect on Company.

   Section 2.02 Certificate of Incorporation and Bylaws. Company has previously furnished to Parent a complete and correct copy of its Certificate of Incorporation and Bylaws as amended and in effect as of the date of this Agreement (together, the "Company Charter Documents"). Such Company Charter Documents and equivalent organizational documents of each of its subsidiaries are in full force and effect. Company is not in violation of any of the provisions of the Company Charter Documents, and no subsidiary of Company is in violation of its equivalent organizational documents except where the violation of any such equivalent organizational documents of a subsidiary of Company could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Company.

   Section 2.03 Capitalization.

   (a) The authorized capital stock of Company consists of 30,000,000 shares of Company Common Stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.001 par value per share, 30,000 of which are designated Series A Participating Preferred Stock ("Company Preferred Stock"). As of the close of business on September 30, 2000, (i) 18,290,106 shares of Company Common Stock were issued and outstanding, all of which were validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights, right of first refusal, or any similar rights; (ii) no shares of Company Preferred Stock were issued or outstanding; (iii) no shares of Company Common Stock were held in Company's treasury; (iv) no shares of Company Common Stock were held by subsidiaries of Company; (v) 347,750 shares of Company Common Stock were reserved for future issuance pursuant to the ESPP; (vi) 288,330 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock under Company's 1994 Stock Option Plan; (vii) 126,800 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock under Company's 2000 Nonstatutory Stock Option Plan; and
(viii) 39,000 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock under Company's 1996 Director Stock Option Plan.

   (b) Section 2.03(b) of the Company Schedule sets forth the following information with respect to outstanding Company Stock Options (as defined in Section 5.08) as of September 30, 2000 the total number of shares of Company Common Stock subject to such Company Stock Options (which number is not exceeded by the number of shares of Company Common Stock subject to Company Stock Options outstanding on the date of this Agreement).

   (c) Company has made available to Parent accurate and complete copies of all stock option plans pursuant to which Company has granted such Company Stock Options that are outstanding as of September 30, 2000 and the form of all stock option agreements evidencing such Company Stock Options. Section 2.03(c) of the Company Schedule has attached to it Company's option schedule, which schedule shall set forth, with respect to each Company Stock Option, the name of the holder thereof, the number of shares subject thereto, and the grant date, exercise price, expiration date and vesting schedule thereof.

   (d) There are no commitments or agreements of any character to which Company is bound obligating Company to accelerate the vesting of any Company Stock Option as a result of the Merger. All outstanding shares of Company Common Stock, all outstanding Company Stock Options, and all outstanding shares of capital stock of each subsidiary of Company have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements (as defined below) in effect as of the time of grant and issuance and (ii) all requirements set forth in applicable Contracts by which Company is bound and which were in effect as of the time of grant and issuance. "Legal Requirements" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a "Governmental Entity").

   (e) There are no equity securities, partnership interests or similar ownership interests of any class of equity security of any subsidiary of Company, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding, except for securities Company owns free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, options, rights of first refusal, preemptive rights, community property interests or similar restriction (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) ("Encumbrances") directly or indirectly through one or more subsidiaries.

   (f) Except as set forth in Sections 2.03(a) and 2.03(d) hereof and except for the Stock Option Agreement, as of the date hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive, purchase or conversion rights), commitments or agreements of any character to which Company or any of its subsidiaries is a party or by which it is bound obligating Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Company or any of its subsidiaries or obligating Company or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.

   (g) As of the date of this Agreement, except as contemplated by this Agreement, there are no registration rights and there is, except for the Company Voting Agreements and the Company Rights Plan (as defined in Section 2.22), no voting trust, proxy, rights plan, antitakeover plan or other agreement currently in effect to which Company or any of its subsidiaries is a party or by which they are bound with respect to any equity security of any class of Company or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries. Stockholders of Company will not be entitled to dissenters' rights under applicable state law in connection with the Merger.

   Section 2.04 Authority Relative to this Agreement. Company has all necessary corporate power and authority to execute and deliver this Agreement and to execute and deliver the Stock Option Agreement and the other agreements contemplated hereby (the "Company Ancillary Agreements") and to perform its obligations hereunder and thereunder and, subject to adoption of this Agreement by the stockholders of Company in accordance with Delaware Law and the Company Charter Documents, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Company Ancillary Agreements by Company and the consummation by Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Company and no other corporate proceedings on the part of Company are necessary to authorize this Agreement, the Company Ancillary Agreements or to consummate the transactions contemplated hereby and thereby (other than the adoption of this Agreement by the stockholders of Company in accordance with Delaware Law and the Company Charter Documents). This Agreement and the Company Ancillary Agreements have been duly and validly executed and delivered by Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitute the legal and binding obligation of Company, enforceable against Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditors' rights and the exercise by courts of equitable powers.

   Section 2.05 No Conflict; Required Filings and Consents.

   (a) The execution and delivery of this Agreement and the Company Ancillary Agreements by Company do not, and the performance of this Agreement and the Company Ancillary Agreements by Company will not, (i) conflict with or violate the Company Charter Documents or the equivalent organizational documents of any of Company's subsidiaries, (ii) subject to obtaining the vote of Company's stockholders in favor of the adoption of this Agreement and to compliance with the requirements set forth in Section 2.05(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Company or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or alter the rights or obligations of any third party against or to Company under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the properties or assets of Company or any of its subsidiaries pursuant to, any material mortgage, Contract, permit, franchise or other obligation to which Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or its or any of their respective properties are bound or affected (a "Company Obligation"), except to the extent such conflict, violation, breach, default, impairment or other effect could not in the case of clauses (ii) or (iii) individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company.

   (b) The execution and delivery of this Agreement and the Company Ancillary Agreements by Company do not, and the performance of this Agreement and the Company Ancillary Agreements by Company shall not, require Company to obtain or make, at or prior to the Effective Time, any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or third party, except (i) pursuant to applicable requirements, if any, of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities laws ("Blue Sky Laws"), the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and of foreign Governmental Entities and the rules and regulations thereunder, the rules and regulations of the Nasdaq, and the filing and recordation of the Certificate of Merger as required by Delaware Law and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, (A) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company or, after the Effective Time, Parent, or (B) would not prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

   Section 2.06 Legal Compliance; Permits.

   (a) Neither Company nor any of its subsidiaries is in conflict with, or in default or violation of, any Legal Requirement or Company Obligation, except for any conflicts, defaults or violations that (individually or in the aggregate) would not cause Company to lose any material benefit or incur any material liability. No charge, complaint, claim, demand, notice, inquiry, investigation, action, suit, proceeding, hearing or review by any Governmental Entity is pending or, to the knowledge of Company, being threatened against Company or its subsidiaries, nor, to Company's knowledge, has any Governmental Entity indicated to Company in writing an intention to conduct the same, other than, in each such case, those the outcome of which could not, individually or in the aggregate, reasonably be expected to have the effect of prohibiting or materially restricting any business practice of Company or any of its subsidiaries, any acquisition of material property by Company or any of its subsidiaries or the conduct of business by Company or any of its subsidiaries.

   (b) Company and its subsidiaries hold all franchises, grants, authorizations, permits, licenses, variances, exemptions, easements, consents, certifications, orders and approvals from Governmental Entities which are necessary to the operation of the business of Company and its subsidiaries taken as a whole (collectively, the "Company Permits"); and Company and its subsidiaries are in compliance with the terms of the Company Permits, except where the failure to hold or be in compliance with the terms of such Company Permits would not reasonably be expected to have a Material Adverse Effect on Company.

   Section 2.07 SEC Filings; Financial Statements.

   (a) Company has made available to Parent (through reference to documents filed by EDGAR or otherwise) a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Company with the Securities and Exchange Commission ("SEC") since December 31, 1997 (the "Company SEC Reports"), which are all the forms, reports and documents required to be filed by Company with the SEC since such date. As of their respective dates, the Company SEC Reports (A) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (B) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Company does not have any subsidiaries that are required to file any reports or other documents with the SEC.

   (b) Each set of financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports was prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and except that unaudited statements do not contain footnotes in substance or form required by GAAP, as is permitted by Form 10-Q of the Exchange Act) and each fairly presents in all material respects the financial position of Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year-end adjustments.

   (c) Company has previously furnished to Parent a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed after the date hereof, to agreements, documents or other instruments which previously had been filed by Company with the SEC pursuant to the Securities Act or the Exchange Act.

   Section 2.08 No Undisclosed Liabilities. Neither Company nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations, assets or financial condition of Company and its subsidiaries taken as a whole, except (i) liabilities disclosed or provided for in Company's unaudited balance sheet as of June 30, 2000 set forth in the Company SEC Reports or in the related notes, (ii) liabilities incurred since June 30, 2000 and on or prior to the date hereof in the ordinary course of business which have not resulted, in the aggregate, in any material increase in Company's liabilities from those disclosed or provided for in Company's unaudited balance sheet as of June 30, 2000 set forth in the Company SEC Reports or in the related notes, or (iii) liabilities incurred after the date hereof in the ordinary course of business.

   Section 2.09 Absence of Certain Changes or Events. Since June 30, 2000, there has not been: (i) any Material Adverse Effect on Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Company's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by Company of any of Company's capital stock or any other securities of Company or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any split, combination or reclassification of any of Company's or any of its subsidiaries' capital stock,
(iv) any granting by Company or any of its subsidiaries of any material increase in compensation or fringe benefits, except for normal increases in the ordinary course of business consistent with past practice, or any payment by Company or any of its subsidiaries of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Company or any of its subsidiaries of any increase in severance or termination pay or any entry by Company or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which would be contingent or the terms of which would be materially altered upon the consummation of the transactions contemplated hereby, (v) entry by Company or any of its subsidiaries into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property (as defined in Section 2.17) other than licenses disclosed in Section 2.17(g) of the Company Schedule,
(vi) any amendment or consent with respect to any licensing agreement filed or required to be filed by Company with the SEC, (vii) any material change by Company in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, (viii) any material revaluation by Company of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Company other than in the ordinary course of business, or (x) any material Tax elections made or a change of tax accounting method.

   Section 2.10 Absence of Litigation. Except as specifically disclosed in the Company SEC Reports, as of the date hereof, there are no material claims, actions, suits or proceedings pending or, to the knowledge of Company, threatened (or, to the knowledge of Company, any governmental or regulatory investigation pending or threatened) against Company or any of its subsidiaries or any properties or rights of Company or any of its subsidiaries, before any Governmental Entity.


   Section 2.11 Employee Benefit Plans.

   (a) All material employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other similar arrangements (whether or not set forth in a written document and including, without limitation, all "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) covering any active employee, former employee, director or consultant of Company, any subsidiary of Company or any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with Company within the meaning of Section 414 of the Code (an "ERISA Affiliate") or
(ii) with respect to which Company has material liability as of the date hereof, and covering any active, former employee, director or consultant of Company, any subsidiary of Company or any ERISA Affiliate are listed in Section 2.11(a) of the Company Schedule (the "Plans"). Except with respect to International Employee Plans (as defined in Section 2.11(h) below) that provide benefits primarily to comply with applicable local laws, Company has provided or made available to Parent: (i) correct and complete copies of all documents embodying each Plan including (without limitation) all amendments thereto, and all related trust documents; (ii) the three (3) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Plan; (iii) the most recent summary plan description, as applicable, together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Plan; (iv) the most recent IRS determination, opinion, notification and advisory letters; (v) all material correspondence to or from any governmental agency relating to an actual or potential liability under any Plan; (vi) all forms of notice and election documents related to the Consolidated Omnibus Budget Reconciliation Plan of 1985, as amended ("COBRA");
(vii) all discrimination tests performed with respect to each Plan for the most recent three (3) plan years; (viii) the most recent annual actuarial valuations, if any, prepared for each Plan; (xi) if the Plan is funded, the most recent annual and periodic accounting of Plan assets; (x) all material administrative service agreements, group annuity contracts, group insurance contracts and similar written agreements and contracts relating to each Plan;
(xi) all material communications to employees or former employees relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules which would result in a material liability under any Plan or proposed Plan; and (xii) all currently effective registration statements, annual reports (Form 11-K and all attachments thereto) and prospectuses prepared in connection with any Plan that includes securities registered under the Securities Act.

   (b) Each Plan has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Plans. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought or, to the knowledge of Company, is threatened, against or with respect to any such Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of Company, threatened by the Internal Revenue Service (the "IRS") or Department of Labor (the "DOL") with respect to any Plans. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued. Any Plan intended to be qualified under
Section 401(a) of the Code and each related trust intended to qualify under
Section 501(a) of the Code (i) has either obtained a favorable determination, notification, advisory and/or opinion letter, as applicable, as to its qualified status from the IRS or still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such letter and to make any amendments necessary to obtain a favorable determination, and (ii) incorporates or has been amended to incorporate all provisions required to comply with the Tax Reform Act of 1986 and subsequent legislation to the extent such amendment or incorporation is required. Company does not have any plan or commitment to establish any new Plan or to modify any Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement). Each Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Parent, Company or any of its ERISA Affiliates except as otherwise provided in the Plan (other than ordinary administration expenses and expenses for benefits accrued but not yet paid).

   (c) Neither Company nor any its ERISA Affiliates has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code, and at no time has Company or any of its ERISA Affiliates contributed to or been requested to contribute to any "multiemployer plan," as such term is defined in ERISA or to any plan described in Section 413(c) of the Code. Neither Company, any of its ERISA Affiliates, nor, to the knowledge of Company, any officer or director of Company or any of ERISA Affiliates is subject to any liability or penalty under
Section 4975 through 4980B of the Code or Title I of ERISA. No "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Plan which could subject Company or its subsidiaries to material liabilities.

   (d) None of the Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable law, and neither Company nor any of its subsidiaries has represented, promised or contracted to provide such retiree benefits to any employee, former employee, director, consultant or other person, except (i) to the extent required by statute or (ii) for benefits the cost of which are fully paid for by such person.

   (e) Neither Company nor any of its subsidiaries is bound by or subject to (and none of its respective assets or properties is bound by or subject to) any arrangement with any labor union. No employee of Company or any of its subsidiaries is represented by any labor union or covered by any collective bargaining agreement relating to Company or any of its subsidiaries and, to the knowledge of Company, no campaign to establish such representation is in progress. There is no pending or, to the knowledge of Company, threatened labor dispute involving Company or any of its subsidiaries and any group of its employees nor has Company or any of its subsidiaries experienced any significant labor interruptions over the past three (3) years. Company and its subsidiaries are in compliance in all material respects with all applicable material foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours.

   (f) Neither Company nor any of its ERISA Affiliates has, prior to the Effective Time and in any material respect, violated any of the health continuation requirements of COBRA, the requirements of the Family Medical Leave Act of 1993, as amended, the requirements of the Womens' Health and Cancer Rights Act, as amended, the requirements of the Newborns' and Mothers' Health Protection Act of 1996, as amended, the requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, or any similar provisions of state law applicable to employees of Company.

   (g) Except as required by the Code, including the effect of the termination described in Section 5.08(c), neither the execution and delivery of this Agreement by Company nor the consummation by Company of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of Company or any of its subsidiaries under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) except as required by the Code, result in the acceleration of the time of payment or vesting of any such benefits.

   (h) Each Plan that has been adopted or maintained by Company or any of its subsidiaries, whether informally or formally, for the benefit of current or former employees of Company or any of its subsidiaries outside the United States ("International Employee Plan") has been established, maintained and administered in material compliance with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory laws that are applicable to such International Employee Plan. No International Employee Plan has unfunded liabilities that, as of the Effective Time, will not be offset by insurance or fully accrued. Except as required by law or the terms of any such plan, no condition exists that would prevent Company or Parent from terminating or amending any International Employee Plan at any time for any reason.

   Section 2.12 Registration Statement; Proxy Statement. None of the information supplied or to be supplied by Company for inclusion in: (i) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of the Parent Common Stock in or as a result of the Merger (the "S-4") will, at the time the S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) the joint proxy statement/prospectus to be filed with the SEC by Company pursuant to Section 5.01(a) (the "Proxy Statement/Prospectus") will, at the date mailed to the stockholders of Company, at the time of the stockholders' meeting of Company (the "Company Stockholders' Meeting") and at the Effective Time, in connection with the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/Prospectus will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder. Notwithstanding the foregoing, Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub which is contained in any of the foregoing documents.

   Section 2.13 Restrictions on Business Activities. There is no judgment, injunction, order or decree binding upon Company or its subsidiaries or to which Company or any of its subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially and adversely restricting any current business practice of Company or any of its subsidiaries, any acquisition of property by Company or any of its subsidiaries or the conduct of business by Company or any of its subsidiaries as currently conducted.

   Section 2.14 Title to Property. Neither Company nor any of its subsidiaries owns, nor has Company or any of its subsidiaries previously owned, any real property. Company and each of its subsidiaries have good and valid title to, or valid leasehold interests in, all of their material properties and assets, free and clear of all Encumbrances except as reflected in the financial statements contained in the Company SEC Reports and except for liens for taxes or other governmental charges or levies not yet due and payable and such liens or other imperfections of title, if any, that could not reasonably be expected to result in a Material Adverse Effect on Company. All material leases or subleases pursuant to which Company or any of its subsidiaries lease from others real or personal property are set forth in Section 2.14 of the Company's Schedule (the "Company Leases"). Company has delivered to Parent full and complete copies of all Company Leases as amended to date. Each of the Company Leases is in full force and effect in accordance with their respective terms and there is not, under any of such leases, any existing default or event of default of Company or any of its subsidiaries or, to Company's knowledge, any other party.

   Section 2.15 Taxes.

   (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or "Taxes" refers to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for Taxes of a predecessor entity.

   (b) Tax Returns and Audits.

     (i) Company and each of its subsidiaries have timely filed all federal, state, local and foreign returns, estimates, forms, information statements and reports ("Returns") relating to Taxes required to be filed by Company and each of its subsidiaries with any Tax authority, except such Returns which are not, individually or in the aggregate, material to Company. Company and each of its subsidiaries have paid all Taxes required to be paid whether or not shown to be due on such Returns.

     (ii) Company and each of its subsidiaries as of the Effective Time will have withheld with respect to its employees all federal and state income Taxes, Taxes pursuant to the Federal Insurance Contribution Act, Taxes pursuant to the Federal Unemployment Tax Act and other Taxes required to be withheld, except such Taxes which are not, individually or in the aggregate, material to Company.

     (iii) Neither Company nor any of its subsidiaries has been delinquent in the payment of any material Tax. There is no material Tax deficiency outstanding, proposed or assessed against Company or any of its subsidiaries. Neither Company nor any of its subsidiaries has executed any unexpired waiver of any statute of limitations on or extension of any period for the assessment or collection of any Tax.

     (iv) No audit or other examination of any Return of Company or any of its subsidiaries by any Tax authority is presently in progress, nor has Company or any of its subsidiaries been notified of any request for such an audit or other examination.

     (v) No adjustment relating to any Returns filed or required to be filed by Company or any of its subsidiaries has been proposed in writing, formally or informally, by any Tax authority to Company or any of its subsidiaries or any representative thereof.

     (vi) Neither Company nor any of its subsidiaries has any liability for any material unpaid Taxes (whether or not shown to be done on any Return) which has not been accrued for or reserved on Company's balance sheet dated June 30, 2000 in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to Company, other than any liability for unpaid Taxes that may have accrued since April 1, 2000 in connection with the operation of the business of Company and its subsidiaries in the ordinary course. There are no liens with respect to Taxes on any of the assets of Company or any of its subsidiaries, other than liens which are not individually or in the aggregate material, or customary liens for current Taxes not yet due and payable.

     (vii) There is no contract, agreement, plan or arrangement to which Company or any of its subsidiaries is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, that, individually or collectively, should give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which Company or any of its subsidiaries is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

     (viii) Neither Company nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Company or any of its subsidiaries.

     (ix) Neither Company nor any of its subsidiaries is party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement.

     (x) None of Company's or its subsidiaries' assets are tax exempt use property within the meaning of Section 168(h) of the Code.

     (xi) Neither Company nor any of its subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (x) in the two years prior to the date of this Agreement or (y) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

     (xii) Company and each of its subsidiaries are in full compliance with all terms and conditions of any Tax exemptions, Tax holiday or other Tax reduction agreement or order of a territorial or foreign government and the consummation of the Merger will not have any adverse effect on the continued validity and effectiveness of any such Tax exemptions, Tax holiday or other Tax reduction agreement or order.

     (xiii) Company has not been and will not be required to include any adjustment in taxable income for any tax period (or portion thereof) pursuant to Section 481 or 263A of the Code or any comparable provision under State or foreign Tax laws as a result of transactions or events occurring, or accounting methods employed, prior to the closing.

     (xiv) Company has never been a member of an affiliated group of companies within the meaning of Section 1504 of the Code. Company has no liability for Taxes of any Person other than Company (i) under Section 1502-6 of the Treasury regulations (or any comparable provisions under state or foreign law) or (ii) as a transferee or successor.

     Section 2.16 Brokers. Except for fees payable to each of Broadview International LLC, pursuant to an engagement letter dated September 16, 1999, 2000, and fees payable to C.E. Unterberg, Towbin, pursuant to an engagement letter dated August 30, 2000 (as amended September 25, 2000) a copy of each of which has been provided to Parent, Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     Section 2.17 Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:


     "Intellectual Property" shall mean any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof ("Patents"); (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) copyrights, copyright registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) domain names, uniform resource locators ("URLs") and other names and locators associated with the Internet ("Domain Names"); (v) industrial designs and any registrations and applications therefor; (vi) trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor; (vii) all databases and data collections and all rights therein; (viii) all moral and economic rights of authors and inventors, however denominated; and (ix) any similar or equivalent rights to any of the foregoing (as applicable).

     "Company Intellectual Property" shall mean any Intellectual Property that is owned by, or exclusively licensed to, Company and its subsidiaries.

     "Registered Intellectual Property" means all Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any private, state, government or other legal authority and that has not been abandoned or allowed to lapse.

     "Company Registered Intellectual Property" means all of the Registered Intellectual Property owned by, or filed in the name of, Company or any of its subsidiaries.

   (a) Section 2.17(a) of the Company Schedule is a complete and accurate list of all Company Registered Intellectual Property which specifies the jurisdictions in which each such item of Company Registered Intellectual Property has been issued or registered and lists any proceedings or actions before any court or tribunal (including the United States Patent and Trademark Office (the "PTO") or equivalent authority anywhere in the world) related to any of the Company Registered Intellectual Property.

   (b) No Company Intellectual Property or product or service offering of Company or any of its subsidiaries (a "Company Product") is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation (other than those imposed by applicable law) restricting in any manner by its terms the use, transfer, or licensing thereof by Company or any of its subsidiaries, or which may affect the validity, use or enforceability of such Company Intellectual Property or Company Product.

   (c) Each item of Company Registered Intellectual Property is, to the knowledge of Company, valid and subsisting. All necessary registration, maintenance and renewal fees currently due in connection with such Company Registered Intellectual Property have been made. All necessary documents, recordations and certificates in connection with such Company Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered Intellectual Property, except, in such case, as would not materially adversely affect such item of Company Registered Intellectual Property.

   (d) Company or one of its subsidiaries owns and has good title to or has all necessary licenses to each material item of Company Intellectual Property free of any Encumbrance (excluding rights of licensor and non-exclusive licenses and related restrictions granted in the ordinary course). In this paragraph the term "Encumbrance" excludes infringement of Company Intellectual Property by third parties.

   (e) To the extent that any Intellectual Property that has been developed or created independently by a third party or jointly with a third party for Company or any of its subsidiaries is used by Company or any of its subsidiaries or is incorporated into any Company Products, Company has a written agreement with such third party with respect thereto and Company thereby either (i) has obtained ownership of, and is the exclusive owner of, or
(ii) has obtained a perpetual, non-terminable license to all such Intellectual Property.

   (f) Neither Company nor any of its subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any material Company Intellectual Property, to any third party.

   (g) Section 2.17(g) of the Company Schedule lists all material contracts, licenses and agreements to which Company or any of its subsidiaries is a party:
(i) with respect to Company Intellectual Property licensed or transferred to any third party (other than end-user licenses in the ordinary course); (ii) pursuant to which a third party has licensed or transferred any Intellectual Property to Company or any of its subsidiaries; or (iii) by which Company has agreed to, or assumed, any obligation or duty to warrant, indemnify, reimburse, hold harmless, guarantee or otherwise assume or incur any obligation or liability to provide a right of rescission with respect to the infringement or misappropriation by Company or such other person of Intellectual Property Rights of anyone other than Company.

   (h) All contracts, licenses and agreements listed in Section 2.17(g) of the Company Schedule are in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination or suspension ("Termination") of such contracts, licenses and agreements by their terms. Each of Company and its subsidiaries is in compliance with any such contracts, licenses and agreements. To the knowledge of Company, all other parties to such contracts, licenses and agreements are in material compliance with, and have not breached any term of, such contracts, licenses and agreements, which breach has not been cured. Following the Closing Date, the Surviving Corporation will be permitted to exercise all of Company's rights under such contracts, licenses and agreements by their terms to the same extent Company and its subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which Company would otherwise be required to pay. There is no provision in any of Company's contracts or agreements which, as a result of this Agreement and the transactions contemplated by this Agreement, requires Parent or Merger Sub to (i) grant to any third party any right to or with respect to any material Intellectual Property owned by, or licensed to, either of them, (ii) be bound by, or subject to, any non-compete or other material restriction on the operation or scope of their respective businesses, or (iii) be obligated to pay any royalties or other material amounts to any third party in excess of those payable by Parent or Merger Sub, respectively, prior to the Closing.

   (i) Company's and its subsidiaries' design, development, manufacture, distribution, reproduction, marketing or sale of the products of Company and its subsidiaries has not infringed or misappropriated and does not infringe or misappropriate the Intellectual Property of any third party, and does not constitute unfair competition or trade practices under the laws of any jurisdiction.

   (j) Neither Company nor any of its subsidiaries has received written notice from any third party that the operation of the business of Company or any of its subsidiaries or any act, product or service of Company or any of its subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

   (k) To the knowledge of Company, no person has infringed or misappropriated or is infringing or misappropriating any Company Intellectual Property.

   (l) Company and each of its subsidiaries has taken reasonable steps to protect Company's and its subsidiaries' rights in Company's confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Company or any of its subsidiaries. Each of Company and its subsidiaries has a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to Parent. All current and former employees and contractors of Company and any of its subsidiaries have executed such an agreement.

   Section 2.18 Agreements, Contracts and Commitments. As of the date of this Agreement, neither Company nor any of its subsidiaries is a party to or is bound by:

   (a) any written employment or consulting agreement, contract or commitment with any officer or employee of Company or any of its subsidiaries currently earning an annual salary in excess of $100,000 or member of Company's Board of Directors, other than those that are terminable by Company or any of its subsidiaries on no more than thirty (30) days' notice without material liability or financial obligation to Company, except to the extent general principles of law may limit Company's ability to terminate employees at will;

   (b) any material agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale of products or license of technology in the ordinary course of business;

   (c) any agreement, contract or commitment containing any covenant limiting the right of Company or any of its subsidiaries to engage in any line of business or to compete with any person or granting any exclusive distribution rights;

   (d) any agreement, contract or commitment relating to the disposition or acquisition by Company or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Company or any of its subsidiaries has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than Company's subsidiaries;

   (e) any material dealer, distributor, joint marketing or development agreement under which Company or any of its subsidiaries have continuing obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of ninety (90) days or less, or any agreement pursuant to which Company or any of its subsidiaries have continuing obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by Company or any of its subsidiaries and which may not be canceled without penalty upon notice of ninety (90) days or less;

   (f) any material agreement, contract or commitment to license any third party to manufacture or reproduce any Company product, service or technology or any material agreement, contract or commitment to sell or distribute any Company products, service or technology except agreements with distributors or sales representatives in the normal course of business cancelable without penalty upon notice of ninety (90) days or less and substantially in the form previously provided to Parent;

   (g) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money by Company or any of its subsidiaries or extension of credit (other than customer accounts receivable owing to Company or any of its subsidiaries in the ordinary course of business and payable or dischargeable in accordance with customary trade terms);

   (h) any material settlement agreement under which Company or any of its subsidiaries has ongoing obligations;

   (i) any other agreement, contract or commitment that calls for the payment or receipt by Company or any of its subsidiaries of $1,000,000 or more;

   (j) any agreement under which the consequences of a default could reasonably be expected to have a Material Adverse Effect on Company; or

   (k) any other agreement, contract or commitment that is of the nature required to be filed by Company as an exhibit to a Report on Form 10-K under the Exchange Act which has not already been filed.

   Company has delivered or made available to Parent a correct and complete copy of each Company Contract (as defined below) as amended to date. Each Company Contract, with respect to Company and any relevant subsidiary and, to Company's knowledge, all other parties thereto, is legal, valid, binding, enforceable and in full force and effect in all respects. Neither Company nor any of its subsidiaries, nor to Company's knowledge any other party to a Company Contract, is in breach, violation or default under a Company Contract. Neither Company nor any of its subsidiaries has received written notice within the last twelve months that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which Company or any of its subsidiaries is a party or by which it is bound that are required to be disclosed in the Company Schedule pursuant to this
Section 2.18 (any such agreement, contract or commitment, a "Company Contract") in such a manner as would permit any other party to cancel or terminate any such Company Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

   Section 2.19 Opinion of Financial Advisor. Company has been advised by its financial advisor, C.E. Unterberg, Towbin, that in its opinion, as of the date of this Agreement, the Exchange Ratio is fair to stockholders of Company from a financial point of view, and Company shall provide to Parent a copy of the written confirmation of such opinion as soon as available.

   Section 2.20 Board Approval. The Board of Directors of Company has, as of the date of this Agreement, (i) approved, subject to stockholder approval, this Agreement, the Company Ancillary Agreements and the Merger and the other transactions contemplated hereby and thereby, (ii) determined that the Merger is consistent with the long-term business strategy of Company and is in the best interests of the stockholders of Company and is on terms that are fair to such stockholders (iii) adopted a resolution declaring the Merger advisable and
(iv) determined unanimously to recommend that the stockholders of Company adopt this Agreement.

   Section 2.21 Vote Required. The affirmative vote of holders of a majority of the outstanding shares of Company Common Stock which shares are entitled to vote with respect to the Merger is the only vote of the holders of any class or series of Company's capital stock necessary to adopt this Agreement.

   Section 2.22 Company Rights Agreement. Company has delivered to Parent a true and complete copy of the Preferred Shares Rights Agreement, dated as of November 19, 1998, between Company and ChaseMellon Shareholder Services, LLC (the "Company Rights Plan"). Company has taken all action so that the entering into of this Agreement, the Stock Option Agreement, the Company Voting Agreements and the Merger, the acquisition of shares pursuant to the Stock Option Agreement and the other transactions contemplated hereby and thereby will not result in a grant of any rights to any person under the Company Rights Plan.

   Section 2.23 Pooling of Interests. To its knowledge, based on consultation with its independent accountants, neither Company nor any of its directors, officers or affiliates has taken any action which would interfere with Parent's ability to account for the Merger as a "pooling of interests."

   Section 2.24 Labor Matters. No work stoppage or labor strike against Company is pending or, to Company's knowledge, threatened. Company does not know of any activities or proceedings of any labor union to organize any employees. There are no actions, suits, claims, labor disputes or grievances pending, or, to the knowledge of Company, threatened relating to any labor, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in any material liability to Company. Neither Company nor any of its subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act. Company is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by Company.

   Section 2.25 Environmental Matters. Except as could not reasonably be expected to have a Material Adverse Effect on Company, Company (i) has obtained all applicable permits, licenses and other authorizations that are required under Environmental Laws and all such permits are valid and in full force and effect; (ii) is in compliance in all respects with all terms and conditions of such required permits, licenses and authorizations, and also is in compliance in all respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; and (iii) has conducted its business in substantial compliance with all applicable Environmental Laws. "Environmental Laws" means all Federal, state, local and foreign laws and regulations relating to pollution of the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. "Hazardous Materials" means chemicals, pollutants, contaminants, wastes, toxic substances, radioactive and biological materials, asbestos-containing materials, hazardous substances, petroleum and petroleum products or any fraction thereof, excluding, however, Hazardous Materials contained in products typically used for office and janitorial purposes properly and safely maintained in accordance with Environmental Laws.

   Section 2.26 Insurance. Company and each of its subsidiaries has insurance policies and fidelity bonds of the type and in amounts customarily carried by persons conducting business or owning assets, equipment and properties similar to Company and its subsidiaries (collectively, the "Insurance Policies"). There is no claim by Company or any of its subsidiaries pending under any of the Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds, which denial of coverage could reasonably be expected to have a Material Adverse Effect on Company. All premiums due and payable under the Insurance Policies have been paid and Company and its subsidiaries are otherwise in compliance in all material respects with the terms of the Insurance Policies. Company has not received notice of any threatened termination of, or any material premium increase with respect to, any of the Insurance Policies.

   Section 2.27 State Takeover Statutes. The Board of Directors of Company has taken all actions so that the restrictions contained in Section 203 of the Delaware Law applicable to a "business combination" (as defined in such Section
203) will not apply to the execution, delivery or performance of this Agreement, the Company Ancillary Agreements or to the consummation of the Merger or the other transactions contemplated by this Agreement or the Company Ancillary Agreements. To the knowledge of Company, no other state takeover statute is applicable to the Merger or the other transactions contemplated hereby.


                                  ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

   Parent and Merger Sub jointly and severally represent and warrant to Company, subject to such exceptions as are disclosed in writing in the disclosure letter supplied by Parent to Company dated as of the date hereof (the "Parent Schedule"), which disclosure shall provide an exception to or otherwise qualify the representations or warranties of Parent and Merger Sub contained in the section of this Agreement corresponding by number to such disclosure and the other representations and warranties herein to the extent such disclosure shall reasonably appear to be applicable to such other representations or warranties, as follows:

   Section 3.01 Organization and Qualification; Subsidiaries.

     (a) Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted.

     (b) Parent has no material subsidiaries except for the corporations identified in the Parent SEC Reports (as hereinafter defined). Neither Parent nor any of its subsidiaries has agreed nor is obligated to make nor is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other entity. Neither Parent nor any of its subsidiaries directly or indirectly owns any 10% or greater equity or similar interest in, or any interest convertible, exchangeable or exercisable for, any 10% or greater equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity other than the entities identified in the Parent SEC Reports and Parent's limited partnership or limited liability company interests in venture capital funds. Neither Parent nor any of its subsidiaries directly or indirectly owns, beneficially or of record, any shares of Company Common Stock or other equity interest in Company other than pursuant to this Agreement and the Company Voting Agreements.

     (c) Each of Parent and Merger Sub is qualified or licensed to do business as a foreign corporation, and is in good standing (with respect to jurisdictions which recognize such concept), under the laws of all jurisdictions where the character of the properties owned, leased or operated by them or the nature of their activities requires such qualification or licensing, except where the failure to be so qualified or licensed could not reasonably be expected to result in a Material Adverse Effect on Parent.

   Section 3.02 Certificate of Incorporation and Bylaws. Parent has previously furnished to Company complete and correct copies of its Certificate of Incorporation and Bylaws as amended and in effect as of the date of this Agreement (together, the "Parent Charter Documents"). Such Parent Charter Documents are in full force and effect. Parent is not in violation of any of the provisions of the Parent Charter Documents. Parent has previously furnished to Company complete and correct copies of Merger Sub's Certificate of Incorporation and Bylaws as amended and in effect as of the date of this Agreement (together, the "Merger Sub Charter Documents"). Such Merger Sub Charter Documents are in full force and effect. Merger Sub is not in violation of any of the provisions of the Merger Sub Charter Documents.

   Section 3.03 Capitalization. The authorized capital stock of Parent consists of 300,000,000 shares of Parent Common Stock and 5,000,000 shares of preferred stock, $0.001 par value per share, 650,000 of which are designated Series A Participating Preferred Stock ("Parent Preferred Stock"). As of the close of business on September 30, 2000, (i) 119,196,721 shares of Parent Common Stock were issued and outstanding; and (ii) no shares of Parent Preferred Stock were issued or outstanding. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, $0.001 par value per share, all of which, as of the date hereof, are issued and outstanding. All of the outstanding shares of Parent's and Merger Sub's respective capital stock have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive rights, right of first refusal, or any similar rights. The shares of Parent Common Stock to be issued pursuant to the Merger, upon issuance will be, duly authorized, validly issued, fully paid and nonassessable and free and clear of all Encumbrances. All of the outstanding shares of capital stock (other than directors' qualifying shares) of each of Parent's subsidiaries is duly authorized, validly issued, fully paid and nonassessable and all such shares (other than directors' qualifying shares) are owned by Parent or another subsidiary free and clear of all Encumbrances.

   Section 3.04 Authority Relative to this Agreement.

   (a) Each of Parent and/or Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to execute and deliver the Stock Option Agreement, the Company Voting Agreements and the Company Affiliate Agreements (the "Parent Ancillary Agreements") and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Parent Ancillary Agreements by Parent and/or Merger Sub and the consummation by Parent and/or Merger Sub of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Parent and/or Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement and the Parent Ancillary Agreements or to consummate the transactions so contemplated. This Agreement and the Parent Ancillary Agreements have been duly and validly executed and delivered by Parent and/or Merger Sub and, assuming the due authorization, execution and delivery by Company, constitute legal and binding obligations of Parent and/or Merger Sub, enforceable against Parent and/or Merger Sub in accordance with their respective terms.

   Section 3.05 No Conflict; Required Filings and Consents

   (a) The execution, delivery and performance of this Agreement and the Parent Ancillary Agreements do not and will not, (i) conflict with or violate the Parent Charter Documents or Merger Sub Charter Documents, (ii) subject to the requirements set forth in Section 3.05(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which they or any of their respective properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Parent's or Merger Sub's rights or alter the rights or obligations of any third party against or to Parent or Merger Sub under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the properties or assets of Parent or Merger Sub pursuant to, any material mortgage, Contract, permit, franchise or other obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective properties are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect could not in the case of clauses (ii) or (iii) individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

   (b) The execution and delivery of this Agreement and the Parent Ancillary Agreements by Parent and/or Merger Sub do not, and the performance of this Agreement and the Parent Ancillary Agreements by Parent and/or Merger Sub shall not, require Parent or Merger Sub to obtain or make any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or third party except (i) pursuant to applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, the pre-merger notification requirements of the HSR Act and of foreign governmental entities and the rules and regulations thereunder, the rules and regulations of Nasdaq, and the filing and recordation of the Certificate of Merger as required by Delaware Law and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, (A) would not prevent consummation of the Merger or otherwise prevent Parent or Merger Sub from performing their respective obligations under this Agreement or (B) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

   Section 3.06 Legal Compliance. Neither Parent nor Merger Sub is in conflict with, or in default or violation of, any Legal Requirement, except for any conflicts, defaults or violations that (individually or in the aggregate) would not cause Parent or Merger Sub to incur any material liability. No charge, complaint, claim, demand, notice, inquiry, investigation, action, suit, proceeding, hearing or review by any Governmental Entity is pending or, to the knowledge of Parent, being threatened against Parent or Merger Sub, nor, to Parent's knowledge, has any Governmental Entity indicated to Parent in writing an intention to conduct the same, other than, in each such case, those the outcome of which could not, individually or in the aggregate, reasonably be expected to have the effect of prohibiting or materially restricting any business practice of Parent or Merger Sub, any acquisition of material property by the Parent or Merger Sub or the conduct of business by Parent or any of its subsidiaries.

   Section 3.07 SEC Filings; Financial Statements.

   (a) Parent has made available to Company (through reference to documents filed by EDGAR or otherwise) a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Parent with the SEC since December 31, 1997 (the "Parent SEC Reports"), which are all the forms, reports and documents required to be filed by Parent with the SEC since such date. As of their respective dates, the Parent SEC Reports (A) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (B) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Parent's subsidiaries is required to file any reports or other documents with the SEC.

   (b) Each set of consolidated financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and except that unaudited statements do not contain footnotes in substance or form required by GAAP, as is permitted by Form 10-Q of the Exchange Act) and each fairly presents in all material respects the consolidated financial position of Parent and its subsidiaries at the respective dates thereof and the consolidated results of their operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year-end adjustments.

   (c) Parent has previously furnished to Company a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Parent with the SEC pursuant to the Securities Act or the Exchange Act.

   Section 3.08 No Undisclosed Liabilities. Neither Parent nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent and its subsidiaries taken as a whole, except (i) liabilities disclosed or provided for in Parent's unaudited balance sheet as of June 30, 2000 as set forth in the Parent SEC Reports or in the related notes or (ii) liabilities incurred since June 30, 2000 in the ordinary course of business.

   Section 3.09 Absence of Certain Changes or Events. Since June 30, 2000, there has not been: (i) any Material Adverse Effect on Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent's capital stock or any other securities of Parent or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any split, combination or reclassification of any of Parent's or any of its subsidiaries' capital stock,
(iv) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, (v) any amendment or consent with respect to any licensing agreement filed or required to be filed by Parent with the SEC, or (vi) any material revaluation by Parent of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of the Parent other than in the ordinary course of business.

   Section 3.10 Absence of Litigation. As of the date hereof, there are no claims, suits, actions or proceedings that have a reasonable likelihood of success on the merits pending or, to the knowledge of Parent, threatened against, relating to or affecting Parent or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seek to restrain or enjoin the consummation of the transactions contemplated by this Agreement or that could otherwise reasonably be expected to have a Material Adverse Effect on Parent.

   Section 3.11 Registration Statement; Proxy Statement. None of the information supplied or to be supplied by Parent for inclusion in: (i) the S-4 will, at the time the S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (ii) the Proxy Statement/Prospectus will, at the date mailed to the stockholders of Company, at the time of the Company Stockholders' Meeting and at the Effective Time, in connection with the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The S-4 will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations promulgated by the SEC thereunder. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by Company which is contained in any of the foregoing documents.

   Section 3.12 Taxes.

   (a) Parent and each of its subsidiaries have timely filed all federal, state, local and foreign returns, estimates, forms, information statements and reports ("Returns") relating to Taxes required to be filed by Parent and each of its subsidiaries with any Tax authority, except such Returns which are not, individually or in the aggregate, material to Parent. Parent and each of its subsidiaries have paid all Taxes required to be paid whether or not shown to be due on such Returns.

   (b) Neither Parent nor any of its subsidiaries has any liability for any material unpaid Taxes (whether or not shown to be done on any Return) which has not been accrued for or reserved on Parent's balance sheet dated June 30, 2000 in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to Parent, other than any liability for unpaid Taxes that may have accrued since April 1, 2000 in connection with the operation of the business of Parent and its subsidiaries in the ordinary course. There are no liens with respect to Taxes on any of the assets of Parent or any of its subsidiaries, other than liens which are not individually or in the aggregate material, or customary liens for current Taxes not yet due and payable.

   (c) Neither Parent nor any of its subsidiaries has been delinquent in the payment of any material Tax. There is no material Tax deficiency outstanding, proposed or assessed against Parent or any of its subsidiaries. Neither Parent nor any of its subsidiaries has executed any unexpired waiver of any statute of limitations on or extension of any period for the assessment or collection of any Tax.

   (d) Parent and each of its subsidiaries are in full compliance with all terms and conditions of any Tax exemptions, Tax holiday or other Tax reduction agreement or order of a territorial or foreign government and the consummation of the Merger will not have any adverse effect on the continued validity and effectiveness of any such Tax exemptions, Tax holiday or other Tax reduction agreement or order.

   Section 3.13 Brokers. Except for fees payable to Morgan Stanley & Co. Incorporated pursuant to an engagement letter dated September 18, 2000, a copy of which has been provided to Company, Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

   Section 3.14 Intellectual Property. For the purposes of this Agreement, "Parent Intellectual Property" shall mean any Intellectual Property that is owned by, or exclusively licensed to, Parent and its subsidiaries.

   (a) No Parent Intellectual Property is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner by its terms the use, transfer, or licensing thereof by Parent or any of its subsidiaries, or which may affect the validity, use or enforceability of such Parent Intellectual Property, in each case which could reasonably be expected to have Material Adverse Effect.

   (b) Parent's and its subsidiaries' design, development, manufacture, distribution, reproduction, marketing or sale of the products of Parent and its subsidiaries has not infringed or misappropriated and does not infringe or misappropriate the Intellectual Property of any third party, and does not constitute unfair competition or trade practices under the laws of any jurisdiction, except as would not be expected to have a Material Adverse Effect.

   (c) Neither Parent nor any of its subsidiaries has received written notice from any third party that the operation of the business of Parent or any of its subsidiaries or any act, product or service of Parent or any of its subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction, except as would not be expected to have a Material Adverse Effect.

   Section 3.15 Opinion of Financial Advisor. Parent has been advised by its financial advisor, Morgan Stanley & Co. Incorporated, that in its opinion, as of the date of this Agreement, the Exchange Ratio is fair from a financial point of view, and Parent shall provide to Company a copy of the written confirmation of such opinion as soon as available.

   Section 3.16 Board Approval. The Board of Directors of Parent has, as of the date of this Agreement, unanimously (i) approved this Agreement, the Parent Ancillary Agreements and the transactions contemplated hereby and thereby, (ii) determined that the Merger is consistent with the long-term business strategy of Parent and is in the best interests of the stockholders of Parent and is on terms that are fair to such stockholders and (iii) adopted a resolution declaring the Merger advisable.

   Section 3.17 Pooling of Interests. Except as set forth on Section 3.17 of the Parent Disclosure Schedule, to its knowledge, based on consultation with its independent accountants, neither Parent nor any of its directors, officers or affiliates has taken any action which would interfere with Parent's ability to account for the Merger as a "pooling of interests."

   Section 3.18 State Takeover Statutes. The Board of Directors of Parent has taken all actions so that the restrictions contained in Section 203 of the Delaware Law applicable to a "business combination" (as defined in such Section
203) will not apply to the execution, delivery or performance of this Agreement or the Parent Voting Agreement or to the consummation of the Merger or the other transactions contemplated by this Agreement or the Company Voting Agreement. To the knowledge of Parent, no other state takeover statute is applicable to the Merger or the other transactions contemplated hereby.

                                   ARTICLE IV

                      CONDUCT PRIOR TO THE EFFECTIVE TIME

   Section 4.01 Conduct of Business by Company. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company and each of its subsidiaries shall, except to the extent that Parent shall otherwise consent in writing, carry on its business in the ordinary course in substantially the same manner as heretofore conducted and in substantial compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due subject to good faith disputes over such obligations, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees, and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has significant business dealings. In addition, Company will promptly notify Parent of any material event involving its business or operations occurring outside the ordinary course of business.

   In addition, except as expressly permitted by the terms of this Agreement, without the prior written consent of Parent, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company shall not do any of the following and shall not permit its subsidiaries to do any of the following:

     (a) Except as required by law or pursuant to the terms of a Plan in effect as of the date hereof, waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

     (b) Grant any severance or termination pay to any officer or employee except pursuant to written agreements outstanding, or practices or policies existing, on the date hereof (or as required by applicable law) and as previously disclosed in writing or made available to Parent, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

     (c) Other than in the ordinary course of business consistent with past practices, transfer or license to any person or entity or otherwise extend, amend or modify in any material respect any rights to the Company Intellectual Property, or enter into grants to transfer or license to any person future patent rights; provided that in no event shall Company license on an exclusive basis or sell any Company Intellectual Property (other than in connection with the abandonment of immaterial Company Intellectual Property after at least five (5) business days' written notice to Parent);

     (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

     (e) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Company or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof (or any such agreements entered into in the ordinary course consistent with past practice by Company with employees hired after the date hereof);

     (f) Issue, deliver, sell, authorize, pledge or otherwise encumber or propose any of the foregoing with respect to any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities, other than (x) the issuance, delivery and/or sale of (i) shares of Company Common Stock pursuant to the exercise of stock options or warrants outstanding as of the date of this Agreement, and
  (ii) shares of Company Common Stock issuable to participants in the ESPP consistent with the terms thereof, and (y) the granting of stock options to new employees in the ordinary course of business in such amounts and in all other respects and consistent with past practices and in an amount not to exceed 150,000 in the aggregate with similar vesting terms;

     (g) Cause, permit or submit to a vote of Company's stockholders any amendments to the Company Charter Documents (or similar governing instruments of any of its subsidiaries);

     (h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to enter into any joint ventures or strategic partnerships;

     (i) Sell, lease, license, encumber or otherwise dispose of any properties or assets except in the ordinary course of business consistent with past practice, except for the sale, lease, licensing, encumbering or disposition (other than through licensing permitted by clause (c)) of property or assets which are not material, individually or in the aggregate, to the business of Company and its subsidiaries;

     (j) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Company, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing other than in the ordinary course of business consistent with past practice;

     (k) Other than the increase in the number of shares of Company Common Stock available for grant pursuant to the Company's 2000 Nonstatutory Stock Option Plan by 1,000,000, adopt or amend any Plan or any employee stock purchase or employee stock option plan; or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice); pay any special bonus or special remuneration to any director or employee; or, other than annual salary increases for employees and officers (but not directors) in the ordinary course of business consistent with past practices, increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants except, in each case, as may be required by law; or increase the cash compensation of the persons listed on Schedule 4.01(k) hereto by more than 8% of the total base salary paid to such persons in the aggregate in calendar year 2000; provided that any such increase is approved by the Board of Directors of the Company and would not adversely affect the ability of Parent to account for the merger as a "pooling of interests."

     (l) (i) pay, discharge, settle or satisfy any litigation (whether or not commenced prior to the date of this Agreement) or any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities recognized or disclosed in the most recent financial statements (or the notes thereto) of Company included in the Company SEC Reports or incurred since the date of such financial statements or disclosed in Section 2.08 or 2.09 of the Company Schedule, or (ii) waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce the confidentiality or nondisclosure provisions of any agreement to which Company or any of its subsidiaries is a party or of which Company or any of its subsidiaries is a beneficiary;

     (m) Except in the ordinary course of business consistent with past practice, materially modify, amend or terminate any Contract disclosed in
  Section 2.17(g) or 2.18 of the Company Schedule or waive, delay the exercise of, release or assign any material rights or claims thereunder;

     (n) Except as required by GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

     (o) Incur or enter into any agreement, contract or commitment requiring Company or any of its subsidiaries to pay in excess of $750,000;

     (p) Engage in any action that would reasonably be expected to (i) cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code or (ii) interfere with Parent's ability to account for the Merger as a "pooling of interests," whether or not (in each case) otherwise permitted by the provisions of this Article IV;

     (q) Make any Tax election or accounting method change (except as required by GAAP) inconsistent with past practice that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of Company or any of its subsidiaries, settle or compromise any material Tax liability or consent to any extension or waiver of any limitation period with respect to Taxes; or

     (r) Agree in writing or otherwise to take any of the actions described in Section 4.01 (a) through (q) above.

   Section 4.02 Conduct of Business by Parent. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Parent and each of its subsidiaries shall, except to the extent that Company shall otherwise consent in writing, carry on its business in the ordinary course in substantially the same manner as heretofore conducted and in substantial compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due subject to good faith disputes over such obligations, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees, and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has significant business dealings.

   In addition, except as expressly permitted by the terms of this Agreement, without the prior written consent of Company, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Parent shall not do any of the following and shall not permit its subsidiaries to do any of the following:

     (a) Declare, set aside, or pay any dividends or make any other distributions (whether in cash, stock, equity securities or property) in respect to Parent's capital stock, except where (i) an adjustment is made to the Exchange Ratio in accordance with Section 1.06(e) or (ii) the holders of Company Common Stock will otherwise receive an equivalent, proportional dividend or distribution (based on the Exchange Ratio, as adjusted pursuant to Section 1.06(e)) in connection with the Merger as if they had been holders of Parent Common Stock on the record date for such dividend or distribution;

     (b) Purchase, redeem, or otherwise acquire, directly or indirectly, any shares of capital stock of Parent or its subsidiaries in any amounts that would adversely affect Parent's financial condition or liquidity;

     (c) Effect any amendment to Parent's Certificate of Incorporation;

     (d) Engage in any action that would reasonably be expected to (i) cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code or (ii) interfere with its ability to account for the Merger as a "pooling of interests," whether or not (in each case) otherwise permitted by the provisions of this Article IV;

     (e) Take any action that would materially delay the consummation of the transactions contemplated hereby; or

     (f) Agree in writing or otherwise to take any of the actions described in Section 4.02 (a) through (e) above.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

   Section 5.01 Proxy Statement/Prospectus; Registration Statement; Other Filings; Board Recommendations.

   (a) As promptly as practicable after the execution of this Agreement, Parent and Company shall jointly prepare and Parent shall file with the SEC the S-4, which shall include a document or documents that will constitute (i) the prospectus forming part of the registration statement on the S-4 and (ii) the Proxy Statement/Prospectus. Each of the parties hereto shall use its best efforts to cause the S-4 to become effective as promptly as practicable after the date hereof, and, prior to the effective date of the S-4, the parties hereto shall take all action required under any applicable laws in connection with the issuance of shares of Parent Common Stock pursuant to the Merger. Each of Parent and Company shall provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Proxy Statement/Prospectus and the S-4, or in any amendments or supplements thereto, and cause its counsel and auditors to cooperate with the other's counsel and auditors in the preparation of the Proxy Statement/Prospectus and the S-4. As promptly as practicable after the effective date of the S-4, the Proxy Statement/Prospectus shall be mailed to the stockholders of Company. Each of the parties hereto shall cause the Proxy Statement/Prospectus to comply as to form and substance with respect to such party in all material respects with the applicable requirements of (i) the Exchange Act, (ii) the Securities Act, and (iii) the rules and regulations of the Nasdaq. As promptly as practicable after the date of this Agreement, each of Company and Parent will prepare and file any other filings required to be filed by it under the Exchange Act, the Securities Act or any other Federal, foreign or Blue Sky or related laws relating to the Merger and the transactions contemplated by this Agreement (the "Other Filings"). Prior to the Effective Time, Parent shall use its commercially reasonable efforts to obtain all regulatory approvals needed to ensure that the Parent Common Stock to be issued in the Merger will be registered or qualified under the securities law of every jurisdiction in the United States in which any registered holder of Company Common Stock has an address of record on the record date for determining the stockholders entitled to notice of and to vote at the Company Stockholders' Meeting; provided that Parent shall not be required to consent to the service of process in any jurisdiction in which it is not so subject. Each of Company and Parent will notify the other promptly upon the receipt of any comments from the SEC or its staff or any other government officials of the receipt of notice that the S-4 has become effective, of the issuance of any stop order, of the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or of any request by the SEC or its staff or any other government officials for amendments or supplements to the S-4, the Proxy Statement/Prospectus or any Other Filing or for additional information and, except as may be prohibited by any Governmental Entity or by any Legal Requirement, will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC or its staff or any other government officials, on the other hand, with respect to the S-4, the Proxy Statement/Prospectus, the Merger or any Other Filing. Each of Company and Parent will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 5.01(a) to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder.

   (b) The Proxy Statement/Prospectus shall (i) solicit the approval of this Agreement and the Merger and include the recommendation of the Board of Directors of Company to Company's stockholders that they vote in favor of approval of this Agreement and the Merger, subject to the right of the Board of Directors of Company to withdraw its recommendation and recommend a Superior Proposal determined to be in compliance with Section 5.02(c) of this Agreement, and (ii) include the opinion of C.E. Unterberg, Towbin referred to in
Section 2.19; provided, however, that the Board of Directors of Company shall submit this Agreement to Company's stockholders whether or not at any time subsequent to the date hereof such board determines that it can no longer make such recommendation. If Company has not breached Section 5.02(c), then nothing contained in this Agreement shall prevent the Board of Directors of Company from complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act.

   (c) Each of Parent and Company shall promptly inform the other of any event which is required to be set forth in an amendment or supplement to the Proxy Statement/Prospectus, the S-4 or any Other Filing and each of Parent and Company shall amend or supplement the Proxy Statement/Prospectus to the extent required by law to do so. No amendment or supplement to the Proxy Statement/Prospectus or the S-4 shall be made without the approval of Parent and Company, which approval shall not be unreasonably withheld or delayed.

   Section 5.02 Stockholder Meeting.

   (a) Company shall call and hold the Company Stockholders' Meeting as promptly as practicable after the date hereof for the purpose of voting upon the approval of this Agreement and the Merger pursuant to the Proxy Statement/Prospectus, and Company shall use commercially reasonable efforts to hold the Company Stockholders' Meeting as soon as practicable after the date on which the S-4 becomes effective. Nothing herein shall prevent Company from adjourning or postponing the Company Stockholders' Meeting if there are insufficient shares of Company Common Stock, represented in person or by proxy, necessary to conduct business at the Company Stockholders' Meeting. Unless Company's Board of Directors has withdrawn its recommendation of this Agreement and the Merger in compliance with Section 5.02(c), Company shall use commercially reasonable efforts to solicit from its stockholders proxies in favor of the approval of this Agreement and the Merger pursuant to the Proxy Statement/Prospectus and shall take all other commercially reasonable action necessary or advisable to secure the vote or consent of stockholders required by Delaware Law or applicable stock exchange requirements to obtain such approval. The Company shall take all other action reasonably necessary or advisable to promptly and expeditiously secure any vote or consent of stockholders required by applicable Law and its Certificate of Incorporation and Bylaws to effect the Merger. Company's obligation to call, give notice of, convene and hold the Company Stockholders' Meeting in accordance with this
Section 5.02(a) shall not be limited to or otherwise affected by the commencement, disclosure, announcement or submission to Company of any Acquisition Proposal or any change in the Board of Directors recommendation regarding the Merger.

   (b) Subject to Section 5.02(c): (i) the Board of Directors of Company shall recommend that Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger at the Company Stockholders' Meeting; (ii) the Proxy Statement/Prospectus shall include a statement to the effect that the Board of Directors of Company has recommended that Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger at the Company Stockholders' Meeting; and (iii) neither the Board of Directors of Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Parent, the recommendation of the Board of Directors of Company that Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger.

   (c) Nothing in this Agreement shall prevent the Board of Directors of Company from withholding, withdrawing, amending or modifying its recommendation in favor of the Merger if (i) a Superior Offer (as defined below) is made to Company and not withdrawn, (ii) neither Company nor any of its representatives shall have violated any of the restrictions set forth in Section 5.04, and
(iii) the Board of Directors of Company concludes in good faith, after consultation with its outside counsel, that, in light of such Superior Offer, the withholding, withdrawal, amendment or modification of such recommendation is required in order for the Board of Directors of Company to comply with its fiduciary obligations to Company's stockholders under applicable law. Nothing contained in this Section 5.02 shall limit Company's obligation to hold and convene the Company Stockholders' Meeting (regardless of whether the recommendation of the Board of Directors of Company shall have been withdrawn, amended or modified). For purposes of this Agreement, "Superior Offer" shall mean an unsolicited, bona fide written offer made by a third party to consummate any of the following transactions: (i) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Company pursuant to which the stockholders of Company immediately preceding such transaction hold less than 51% of the equity interest in the surviving or resulting entity of such transaction; (ii) a sale or other disposition by Company of assets (excluding inventory and used equipment sold in the ordinary course of business) representing in excess of 51% of the fair market value of Company's business immediately prior to such sale, or (iii) the acquisition by any person or group (including by way of a tender offer or an exchange offer or issuance by Company), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of 51% of the voting power of the then outstanding shares of capital stock of Company, in each case on terms that the Board of Directors of Company determines, in its reasonable judgment (based on advice of a financial advisor of nationally recognized reputation) to be more favorable to Company stockholders from a financial point of view than the terms of the Merger; provided, however, that any such offer shall not be deemed to be a "Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed and is not likely in the judgment of Company's Board of Directors to be obtained by such third party on a timely basis.

   Section 5.03 Confidentiality; Access to Information

   (a) Confidentiality Agreement. The parties acknowledge that Company and Parent have previously executed a Confidentiality Agreement, dated as of September 26, 2000 (the "Confidentiality Agreement"), which Confidentiality Agreement will continue in full force and effect in accordance with its terms.

   (b) Access to Information. Company will afford Parent and its accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Company during the period prior to the Effective Time to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of Company, as Parent may reasonably request. No information or knowledge obtained by Parent in any investigation pursuant to this Section 5.03 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

   Section 5.04 No Solicitation.

   (a) From and after the date of this Agreement until the earlier of the Effective Time or termination of this Agreement pursuant to Article VII, Company and its subsidiaries will not, nor will they authorize or permit any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined below), (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions with any person with respect to any Acquisition Proposal, (iv) subject to Section 5.02(c), approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Transaction (as defined below); provided, however, this Section 5.04(a) shall not prohibit Company from (A) furnishing information regarding Company and its subsidiaries to, entering into a confidentiality agreement with or entering into discussions with, any person or group in response to a Superior Offer submitted by such person or group (and not withdrawn) if
(1) neither Company nor any representative of Company and its subsidiaries shall have violated any of the restrictions set forth in this Section 5.04, (2) the Board of Directors of Company concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the Board of Directors of Company to comply with its fiduciary obligations to Company's stockholders under applicable law, (3) (x) at least two (2) business days prior to furnishing any such nonpublic information to, or entering into discussions or negotiations with, such person or group, Company gives Parent written notice of the identity of such person or group and of Company's intention to furnish nonpublic information to, or enter into discussions or negotiations with, such person or group and (y) Company receives from such person or group an executed confidentiality agreement containing customary limitations on the use and disclosure of all written and oral information furnished to such person or group by or on behalf of Company, and (4) contemporaneously with furnishing any such information to such person or group, Company furnishes such information to Parent (to the extent such information has not been previously furnished by Company to Parent) or (B) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal with respect to which no violation of this Section 5.04 shall have occurred. Company and its subsidiaries will immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding two sentences by any officer or director of Company or any of its subsidiaries or any investment banker, attorney or other advisor or representative of Company or any of its subsidiaries shall be deemed to be a breach of this Section 5.04 by Company. In addition to the foregoing, Company shall (i) provide Parent with at least forty-eight (48) hours prior notice (or such lesser prior notice as provided to the members of Company's Board of Directors) of any meeting of Company's Board of Directors at which Company's Board of Directors is reasonably expected to consider a Superior Offer and (ii) provide Parent with at least three (3) business days prior written notice (or such lesser prior notice as provided to the members of Company's Board of Directors) of a meeting of Company's Board of Directors at which Company's Board of Directors is reasonably expected to recommend a Superior Offer to its stockholders and together with such notice a copy of the definitive documentation relating to such Superior Offer.

   For purposes of this Agreement, "Acquisition Proposal" shall mean any offer or proposal (other than an offer or proposal by Parent) relating to any Acquisition Transaction. For the purposes of this Agreement, "Acquisition Transaction" shall mean any transaction or series of related transactions other than the transactions contemplated by this Agreement involving: (A) any acquisition or purchase from Company by any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a 15% interest in the total outstanding voting securities of Company or any of its subsidiaries or any tender offer or exchange offer that if consummated would result in any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning 15% or more of the total outstanding voting securities of Company or any of its subsidiaries or any merger, consolidation, business combination or similar transaction involving Company pursuant to which the stockholders of Company immediately preceding such transaction hold less than 85% of the equity interests in the surviving or resulting entity of such transaction; (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than 15% of the assets of Company; or (C) any liquidation or dissolution of Company.

   (b) In addition to the obligations of Company set forth in paragraph (a) of this Section 5.04, Company as promptly as practicable shall advise Parent orally and in writing of any request received by Company for information which Company reasonably believes would lead to an Acquisition Proposal or of any Acquisition Proposal, or any inquiry received by Company with respect to, or which Company reasonably believes would lead to any Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the person or group making any such request, Acquisition Proposal or inquiry. Company will keep Parent informed in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry.

   Section 5.05 Public Disclosure. Parent and Company will consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to the Merger, this Agreement or an Acquisition Proposal and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with a national securities exchange or Nasdaq, in which case reasonable efforts to consult with the other party will be made prior to such release or public statement. The parties have agreed to the text of the joint press release announcing the signing of this Agreement.

   Section 5.06 Commercially Reasonable Efforts; Notification.

   (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including to accomplish the following: (i) causing the conditions precedent set forth in Article VI to be satisfied; (ii) obtaining all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities; (iii) making all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any); (iv) avoiding any suit, claim, action, investigation or proceeding by any Governmental Entity challenging the Merger or any other transaction contemplated by this Agreement; (v) obtaining all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement; (vi) defending any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed; and
(vii) executing or delivering any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, subject to the other terms and conditions hereof, Company and its Board of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use commercially reasonable efforts and take all acts necessary to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger, this Agreement and the transactions contemplated hereby. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Parent or Company or any subsidiary or affiliate thereof to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

   (b) Company shall give prompt notice to Parent upon becoming aware that any representation or warranty made by it contained in this Agreement has become untrue or inaccurate, or of any failure of Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, where the conditions set forth in Section 6.03(a) or Section 6.03(b) would not be satisfied as a result thereof; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

   (c) Parent shall give prompt notice to Company upon becoming aware that any representation or warranty made by it or Merger Sub contained in this Agreement has become untrue or inaccurate, or of any failure of Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, where the conditions set forth in Section 6.02(a) or Section 6.02(b) would not be satisfied as a result thereof; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

   Section 5.07 Third Party Consents. As soon as practicable following the date hereof, Parent and Company will each use its commercially reasonable efforts to obtain any consents, waivers and approvals under any of its or its subsidiaries' respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

   Section 5.08 Stock Options; ESPP and Employee Benefits.

   (a) Stock Options. At the Effective Time, Parent shall assume the Company Stock Option Plans and each outstanding option to purchase shares of Company Common Stock (each, a "Company Stock Option") under the Company Option Plans, whether or not vested, shall be assumed by Parent. Each Company Stock Option so assumed by Parent under this Agreement will continue to have, and be subject to, the same terms and conditions of such Company Stock Options immediately prior to the Effective Time (including, without limitation, any repurchase rights or vesting provisions and provisions regarding the acceleration of vesting on certain transactions), except that (i) each Company Stock Option will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were issuable upon exercise of such Company Stock Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock and (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Stock Option will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Company Stock Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, rounded up to the nearest whole cent. Parent shall comply with the terms of all such Company Stock Options and use its best efforts to ensure, to the extent required by and subject to the provisions of, the Company Option Plans, and to the extent permitted under the Code, that any Company Stock Options that qualified for tax treatment as incentive stock options under Section 422 of the Code prior to the Effective Time continue to so qualify after the Effective Time. Parent shall take all corporate actions necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for delivery upon exercise of assumed Company Stock Options on the terms set forth in this Section 5.08(a).

   (b) ESPP. At the Effective Time, Parent shall assume the ESPP in accordance with its terms, and all outstanding rights to purchase shares of Company Common Stock under the ESPP ("Purchase Rights"), shall be converted (in accordance with the Exchange Ratio) into rights to purchase shares of Parent Common Stock (with the number of shares rounded down to the nearest whole share and the purchase price as of the offering date for each offering period in effect as of the Effective Time rounded up to the nearest whole cent). All such converted Purchase Rights shall be assumed by Parent, and each offering period in effect under the ESPP immediately prior to the Effective Time shall be continued in accordance with the terms of the ESPP until the end of such offering period. The ESPP shall terminate with the exercise of the last assumed Purchase Right, and no additional Purchase Rights shall be granted under the ESPP following the Effective Time, provided that references to Company in the ESPP and related documents shall mean Parent (except that the purchase price for a relevant period shall be determined with respect to the fair market value of Company Common Stock on such date, as adjusted hereby). Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for issuance upon exercise of Purchase Rights under the ESPP assumed in accordance with this Section 5.08(b). Parent agrees that, from and after the Effective Time, Company's employees may participate in the employee stock purchase plan sponsored by Parent ("Parent ESPP"), subject to the terms and conditions of the Parent ESPP, and that service with Company shall be treated as service with the Parent for determining eligibility of Company's employees under the Parent ESPP.

   (c) 401(k). Company shall terminate, effective as of the day immediately preceding the Effective Time, any and all 401(k) plans sponsored or maintained by Company unless Parent provides written notice to Company prior to the Effective Time that any such 401(k) plan shall not be terminated. Parent shall receive from Company evidence that Company's plan(s) and / or program(s) have been terminated pursuant to resolutions of Company's Board of Directors (the form and substance of such resolutions shall be subject to review and approval of Parent), effective as of the day immediately preceding the Effective Time. Company employees shall be eligible to participate in a 401(k) plan sponsored by Parent no later than the first day of the next commencing month immediately after the Effective Time.

   (d) Benefits; Prior Service. From and after the Effective Time, Company employees shall be provided with employee benefits that are the same as those provided to employees of Parent who are similarly situated and which are substantially similar in the aggregate to those provided such employees prior to the Effective Time. Parent shall cause employees of Company and its subsidiaries to be credited with service with Company and each of its subsidiaries for purposes of eligibility and vesting under each employee benefit plan maintained by Parent or its subsidiaries after the Effective Time to the extent of their service with Company; provided, however, that such service shall not be recognized to the extent that such recognition would result in duplication of benefits.

   Section 5.09 Form S-8. Parent agrees to file a registration statement on Form S-8 for the shares of Parent Common Stock issuable with respect to assumed Company Stock Options as soon as is reasonably practicable (and in any event within 30 days) after the Effective Time and shall maintain the effectiveness of such registration statement thereafter for so long as any of such options or other rights remain outstanding.

   Section 5.10 Indemnification.

   (a) From and after the Effective Time, Parent will cause the Surviving Corporation to fulfill and honor in all respects the obligations of Company (or any predecessor corporation) pursuant to (i) each indemnification agreement between Company and its directors or officers in effect immediately prior to the Effective Time (the "Indemnified Parties") and (ii) any indemnification provision under the Company Charter Documents as in effect on the date hereof. The Certificate of Incorporation and Bylaws of the Surviving Corporation will contain provisions with respect to exculpation and indemnification that are at least as favorable to the Indemnified Parties as those contained in the Company Charter Documents as in effect on the date hereof, which provisions will not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect the rights thereunder of any Indemnified Party or of individuals who, immediately prior to the Effective Time, were employees or agents of Company, unless such modification is required by law.

   (b) In the event Company or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers a material amount of its properties and assets to any person in a single transaction or a series of transactions, then, and in each such case, Parent will either guarantee or otherwise remain liable for the indemnification obligations referred to in this
Section 5.10 or will make or cause to be made proper provision so that the successors and assigns of Company or the Surviving Corporation, as the case may be, assume the indemnification obligations described herein for the benefit of the Indemnified Parties.

   (c) The provisions of this Section 5.10 shall survive consummation of the Merger and are (i) intended to be for the benefit of, and will be enforceable by, each of the Indemnified Parties and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Indemnified Party may have by contract or otherwise.

   (d) For a period of six (6) years after the Effective Time, Parent will either (i) cause the Surviving Corporation to maintain in effect, if available, directors' and officers' liability insurance covering those persons who are currently covered by Company's directors' and officers' liability insurance policy on terms comparable to those applicable to the current directors and officers of Company; provided, however, that in no event will Parent or the Surviving Corporation be required to expend in excess of 150% of the annual premium currently paid by Company for such coverage (or such coverage as is available for such 150% of such annual premium), or (ii) Parent may purchase directors' and officers' liability tail coverage on terms comparable to those applicable to the current directors and officers of Company covering all periods prior to the Effective Time.

   Section 5.11 Affiliate Agreements; Pooling Actions.

   (a) Set forth in Section 5.11(a) of the Company Schedule is a list of those persons who may be deemed to be, in Company's reasonable judgment, affiliates of Company within the meaning of Rule 145 promulgated under the Securities Act or Opinion 16 of the Accounting Principles Board applicable to SEC rules and regulations (each, a "Company Affiliate"). Company will provide Parent with such information and documents as Parent reasonably requests for purposes of reviewing such list. Company will use its commercially reasonable efforts to deliver or cause to be delivered to Parent, on or as promptly as practicable following the date hereof, from each Company Affiliate that has not delivered a Company Affiliate Agreement on or prior to the date hereof, an executed Company Affiliate Agreement. Each Company Affiliate Agreement will be in full force and effect as of the Effective Time. Parent will be entitled to place appropriate legends on the certificates evidencing any Parent Common Stock to be received by a Company Affiliate pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Parent Common Stock, consistent with the terms of the Company Affiliate Agreement.

   (b) Promptly after execution of this Agreement, Parent will take the actions specified in Section 3.18 of the Parent Disclosure Schedule.

   Section 5.12 Regulatory Filings; Reasonable Efforts. As soon as may be reasonably practicable, Company and Parent each shall file with the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice ("DOJ") Notification and Report Forms relating to the transactions contemplated herein as required by the HSR Act, as well as comparable pre-merger notification forms required by the merger notification or control laws and regulations of any other applicable jurisdiction, as agreed to by the parties. Company and Parent each shall each use all commercially reasonable efforts to obtain early termination of any waiting period under HSR and Company and Parent shall each promptly (a) supply the other with any information which may be required in order to effectuate such filings and (b) supply any additional information which reasonably may be required by the FTC, the DOJ or the competition or merger control authorities of any other jurisdiction and which the parties may reasonably deem appropriate; provided, however, that Parent shall not be required to agree to any divestiture by Parent or Company or any of Parent's subsidiaries or affiliates of shares of capital stock or of any business, assets or property of Parent or its subsidiaries or affiliates or of Company, its affiliates, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

   Section 5.13 Action by Board of Directors. Prior to the Effective Time, the Board of Directors of Parent, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretative guidance of the SEC so that (i) the assumption of Company Stock Options by Company Insiders (as defined below) pursuant to this Agreement, and (ii) the receipt by Company Insiders of Parent Common Stock in exchange for Company Common Stock pursuant to the Merger, shall in each case be an exempt transaction for purposes of Section 16 of the Exchange Act by any officer or director of Company who may become a covered person of Parent for purposes of
Section 16 of the Exchange Act (a "Company Insider").

   Section 5.14 Nasdaq Listing. Parent shall authorize for listing on Nasdaq the shares of Parent Common Stock issuable, and those to be reserved for issuance, in connection with the Merger, effective upon notice of issuance.

                                   ARTICLE VI

                            CONDITIONS TO THE MERGER

   Section 6.01 Conditions to Obligations of Each Party to Effect the
Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions, any of which may be waived if waived in writing by both Parent and Company:

   (a) Stockholder Approval. This Agreement shall have been adopted and the Merger shall have been duly approved by the requisite vote under applicable law by the stockholders of Company.

   (b) Registration Statement Effective; Proxy Statement. The SEC shall have declared the S-4 effective. No stop order suspending the effectiveness of the S-4 or any part thereof shall have been issued and no proceeding for that purpose, and no similar proceeding in respect of the Proxy Statement/Prospectus, shall have been initiated or threatened in writing by the SEC.

   (c) No Order; HSR Act. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger. All waiting periods, if any, under the HSR Act relating to the transactions contemplated hereby will have expired or terminated early and all material foreign antitrust approvals required to be obtained prior to the Merger in connection with the transactions contemplated hereby shall have been obtained.

   (d) Tax Opinions. Each of Company and Parent shall have received a written opinion from its respective tax counsel, in form and substance reasonably satisfactory to Company or Parent, as the case may be, to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and such opinion shall not have been withdrawn; provided, however, that if tax counsel to Company (Jenkens & Gilchrist, Professional Corporation) does not render such opinion or renders but withdraws such opinion, this condition shall nonetheless be deemed to be satisfied if counsel to Parent (Wilson Sonsini Goodrich & Rosati, Professional Corporation) renders, and does not withdraw, such opinion to Company. Officers of Company, Parent and Merger Sub shall provide tax counsel with customary officer's tax certificates in support of such tax opinions.

   Section 6.02 Additional Conditions to Obligations of Company. The obligation of Company to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Company:

   (a) Representations and Warranties. Each representation and warranty of Parent and Merger Sub contained in this Agreement (i) shall have been accurate in all respects as of the date of this Agreement and (ii) shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if made on the Closing Date except, with respect to clauses (i) and
(ii), (A) in each case, or in the aggregate, as does not constitute a Material Adverse Effect on Parent and (B) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct (subject to the qualification as set forth in the preceding clause (A)) as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, (i) all "Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Parent Schedule made or purported to have been made after the date of this Agreement shall be disregarded). Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an authorized officer of Parent.

   (b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied with, in all material respects, all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and Company shall have received a certificate to such effect signed on behalf of Parent by an authorized officer of Parent.

   Section 6.03 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by
Parent:

   (a) Representations and Warranties. Each representation and warranty of Company contained in this Agreement (i) shall have been true and correct in all respects as of the date of this Agreement and (ii) shall be accurate in all respects on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date except, with respect to clauses (i) and
(ii), (A) in each case, or in the aggregate, as does not constitute a Material Adverse Effect on Company; provided, however, such Material Adverse Effect qualifier shall be inapplicable with respect to representations and warranties contained in Sections 2.04, 2.19, 2.20, 2.21, and 2.27 (which representations shall have been true and correct in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date) and (B) for those representations and warranties which address matters only as of a particular date (which representations shall have been accurate (subject to the qualification as set forth in the preceding clause
(A)) as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, (i) all "Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Company Schedule made or purported to have been made after the date of this Agreement shall be disregarded). Parent shall have received a certificate with respect to the foregoing signed on behalf of Company by an authorized officer of Company.

   (b) Agreements and Covenants. Company shall have performed or complied with, in all material respects, all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Parent shall have received a certificate to such effect signed on behalf of Company by an authorized officer of Company.

   (c) Consents. Company shall have procured consents set forth in Section 6.03(c) of the Company Schedule.

   (d) Opinion of Accountants. Parent shall have received (i) from PricewaterhouseCoopers LLP, independent auditors for Company, a copy of a letter addressed to Company dated as of the Closing Date in substance reasonably satisfactory to Parent (which may contain customary qualifications and assumptions) to the effect that PricewaterhouseCoopers LLP concurs with Company management's conclusion that no conditions exist related to Company that would preclude Company from being a party to a business combination for which the "pooling of interests" method of accounting is used and (ii) from KPMG LLP, independent accountants for Parent, a copy of a letter addressed to Parent dated as of the Closing Date in substance reasonably satisfactory to Parent (which may contain customary qualifications and assumptions) to the effect that KPMG LLP concurs with Parent management's conclusion that the Merger can properly be accounted for as a "pooling of interests."

   (e) Company Affiliate Agreements. The Company Affiliate Agreements shall be in full force and effect.

                                  ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVER

   Section 7.01 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the requisite approval of the stockholders of Company:

   (a) by mutual written consent duly authorized by the Boards of Directors of Parent and Company;

   (b) by either Company or Parent if the Merger shall not have been consummated by April 30, 2001 (such date, or such other date that may be agreed by mutual written consent, being the "Outside Date") for any reason; provided, however, that the right to terminate this Agreement under this Section 7.01(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date if such action or failure to act constitutes a breach of this Agreement;

   (c) by either Company or Parent if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action shall have become final and nonappealable;

   (d) by either Company or Parent if: (i) the Company Stockholders' Meeting (including any adjournments thereof) shall have been held and completed and the stockholders of Company shall have taken a final vote on a proposal to adopt this Agreement and (ii) the required approval of the stockholders of Company contemplated by this Agreement shall not have been obtained; provided, however, that the right to terminate this Agreement under this Section 7.01(d) shall not be available to Company or Parent where the failure to obtain Company stockholder approval shall have been caused by the action or failure to act of Company or Parent, respectively, and such action or failure to act constitutes a breach by Company or Parent, respectively, of this Agreement;

   (e) by Company, upon a breach of any covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have been untrue when made or shall have become untrue, in either case such that the conditions set forth in Section 6.02(a) or Section 6.02(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, that if such inaccuracy in Parent's representations and warranties or breach by Parent is curable by Parent through exercise of its commercially reasonable efforts, then Company may not terminate this Agreement pursuant to this Section 7.01(e) for thirty (30) days after delivery of written notice from Company to Parent of such breach; provided that Parent continues to exercise commercially reasonable efforts to cure such breach (it being understood that Company may not terminate this Agreement pursuant to this Section 7.01(e) if such breach by Parent is cured during such thirty-day period);

   (f) by Parent, upon a breach of any covenant or agreement on the part of Company set forth in this Agreement, or if any representation or warranty of Company shall have been untrue when made or shall have become untrue, in either case such that the conditions set forth in Section 6.03(a) or Section 6.03(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, that if such inaccuracy in Company's representations and warranties or breach by Company is curable by Company through exercise of its commercially reasonable efforts, then Parent may not terminate this Agreement pursuant to this Section 7.01(f) for thirty (30) days after delivery of written notice from Parent to Company of such breach; provided that Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this Section 7.01(f) if such breach by Company is cured during such thirty-day period);

   (g) by Parent if a Triggering Event (as defined below) shall have occurred. For the purposes of this Agreement, a "Triggering Event" shall be deemed to have occurred if: (i) the Board of Directors of Company or any committee thereof shall for any reason have withheld, withdrawn or refrained from making or shall have modified, amended or changed in a manner adverse to Parent its recommendation in favor of the adoption of this Agreement or the approval of the Merger; (ii) Company shall have failed to include in the Proxy Statement/Prospectus the recommendation of the Board of Directors of Company in favor of the adoption of this Agreement and the approval of the Merger; (iii) the Board of Directors of Company fails to reaffirm its recommendation in favor of the adoption of this Agreement within ten (10) business days after Parent requests in writing that such recommendation be reaffirmed at any time following the public announcement and during the pendency of an Acquisition Proposal; (iv) the Board of Directors of Company or any committee thereof shall have approved or recommended any Acquisition Proposal; (v) Company shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Acquisition Proposal;

(vi) Company shall have breached any of the provisions of Section 5.04 of this Agreement or (vii) a tender or exchange offer relating to not less than 15% of the then outstanding shares of capital stock of Company shall have been commenced by a person unaffiliated with Parent and Company shall not have sent to its securityholders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten (10) business days after such tender or exchange offer is first published sent or given, a statement disclosing that Company recommends rejection of such tender or exchange offer.

   Section 7.02 Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 7.01 will be effective immediately upon (or if the termination is pursuant to Section 7.01(e) or 7.01(f) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice thereof by the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 7.01, this Agreement shall be of no further force or effect, except (i) as set forth in this Section 7.02, Section 7.03 and Article VIII (General Provisions), each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any intentional or willful breach of this Agreement. No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, all of which obligations shall survive termination of this Agreement in accordance with their terms.

   Section 7.03 Fees and Expenses.

   (a) General. Except as set forth in this Section 7.03, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses whether or not the Merger is consummated; provided, however, that Parent and Company shall share equally all fees and expenses, other than attorneys' and accountants fees and expenses, incurred in connection with the printing and filing (with the SEC) of the Proxy Statement/Prospectus (including any preliminary materials related thereto) and the S-4 (including financial statements and exhibits) and any amendments or supplements thereto and any fees required to be paid under the HSR Act.

   (b) Company Payments.

   (i) Company shall pay to Parent in immediately available funds, within three
(3) business days after demand by Parent, an amount equal to $9,000,000 (the "Termination Fee") if this Agreement is terminated by Parent pursuant to
Section 7.01(g).

   (ii) If (A) this Agreement is terminated by Parent or Company, as applicable, pursuant to Sections 7.01(b) or (d)(i), (B) prior to such termination a third party shall have announced an Acquisition Proposal and
(C) within twelve (12) months following the termination of this Agreement a Company Acquisition (as defined below) is consummated or Company enters into an agreement or letter of intent providing for a Company Acquisition which is subsequently consummated, then Company shall pay Parent in immediately available funds at or prior to consummating such Company Acquisition an amount equal to the Termination Fee.

   (iii) Company acknowledges that the agreements contained in this Section 7.03(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if Company fails to pay in a timely manner the amounts due pursuant to this Section 7.03(b) and, in order to obtain such payment, Parent makes a claim that results in a judgment against Company for the amounts set forth in this Section 7.03(b), Company shall pay to Parent its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on the amounts set forth in this Section 7.03(b) at the prime rate of Wells Fargo Bank, National Association in effect on the date such payment was required to be made. Payment of the fees described in this Section 7.03(b) shall not be in lieu of damages incurred in the event of breach of this Agreement. For the purposes of this Agreement, "Company Acquisition" shall mean any of the following transactions (other than the transactions contemplated by this Agreement): (i) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Company pursuant to which the stockholders of Company immediately preceding such transaction hold less than 50% of the aggregate equity interests in the surviving or resulting entity of such transaction, (ii) a sale or other disposition by Company of assets representing in excess of 50% of the aggregate fair market value of Company's business immediately prior to such sale or (iii) the acquisition by any person or group (including by way of a tender offer or an exchange offer or issuance by Company), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of 50% of the voting power of the then outstanding shares of capital stock of Company.

   Section 7.04 Amendment. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Parent and Company.

   Section 7.05 Extension; Waiver. At any time prior to the Effective Time, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and
(iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

   Section 8.01 Non-Survival of Representations and Warranties. The representations and warranties of Company, Parent and Merger Sub contained in this Agreement or in any certificate or instrument delivered pursuant to
Article VI shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

   Section 8.02 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given on the day of delivery if delivered personally or sent via telecopy (receipt confirmed) or on the second business day after being sent if delivered by commercial delivery service, to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

     (i) if to Parent or Merger Sub, to:

      Microchip Technology Incorporated
      2355 West Chandler Boulevard
      Chandler, Arizona 85224
      Attention: General Counsel
      Telecopy No.: (480) 899-9210

      with a copy to:
      Wilson Sonsini Goodrich & Rosati
      Professional Corporation
      One Market, Spear Tower
      Suite 3300
      San Francisco, CA 94105
      Attention: Michael J. Kennedy, Esq.

     (ii) if to Company, to:

       Telcom Semiconductor, Inc.
       1300 Terra Bella Avenue
       Mountain View, California 94043
       Attention: Chief Executive Officer

       Telecopy No.: (650) 940-9633

       with a copy to:
       Jenkens & Gilchrist, Professional Corporation
       1445 Ross Avenue
       Suite 3200
       Dallas, TX 75202
       Attention: John R. Holzgraefe, Esq.
                Gregory J. Schmitt, Esq.
       Telecopy No.: (214) 885-4300

   Section 8.03 Interpretation.

   (i) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

   (ii) For purposes of this Agreement, the term "person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

   (iii) For purposes of this Agreement, the term "Material Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), capitalization, financial condition or results of operations of such entity and its subsidiaries taken as a whole; provided, however that (i) no change, event, violation, inaccuracy, circumstance or effect directly attributable to (A) changes in general economic conditions or changes affecting the semiconductor industry generally, (B) the loss of current or prospective customers or suppliers that arose from such entity entering into this Agreement, or (C) any shareholder litigation or litigation by a Governmental Entity, in each case brought or threatened against such entity or any member of its board of directors in respect of this Agreement or the transactions contemplated hereby, shall constitute a Material Adverse Effect; and (ii) in no event shall (x) any change in the market price or trading volume of the Company Common Stock or Parent Common Stock, nor (y) the failure by Company or Parent to meet revenue or earnings predictions of equity analysts reflected in the First Call consensus estimate, or any other revenue or earnings predictions or expectations, for any period ending on or after the date of this Agreement, in and of itself constitute a Material Adverse Effect (it being understood that this subsection (ii), as it relates to (y), shall not exclude any underlying change, circumstance, effect or development which resulted in such failure to meet such estimates, predictions or expectations).

   (iv) For purposes of this Agreement, an "agreement," "arrangement," "contract," "commitment" or "plan" shall mean a legally binding, written agreement, arrangement, contract, commitment or plan, as the case may be.

   Section 8.04 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

   Section 8.05 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Schedule and the Parent Schedule (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood, however, that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement; and (b) except with respect to the Indemnified Parties under Section 5.10, are not intended to confer upon any other person any rights or remedies hereunder.

   Section 8.06 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

   Section 8.07 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

   Section 8.08 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

   Section 8.09 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

   Section 8.10 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

   Section 8.11 Waiver of Jury Trial. EACH OF PARENT, COMPANY AND MERGER SUB HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, COMPANY OR MERGER SUB IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

         [The remainder of this page has been intentionally left blank]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

                                          MICROCHIP TECHNOLOGY INCORPORATED

                                          By:  /s/ Steve Sanghi
                                            ___________________________________

                                          Name:  Steve Sanghi
                                              _________________________________

                                          Title: CEO and President
                                             _________________________________

                                          MATCHBOX ACQUISITION CORP.

                                          By:  /s/ Steve Sanghi
                                            ___________________________________

                                          Name:  Steve Sanghi
                                              _________________________________

                                          Title: CEO and President
                                             _________________________________

                                          TELCOM SEMICONDUCTOR, INC.

                                          By:  /s/ Robert G. Gargus
                                            ___________________________________

                                          Name:  Robert G. Gargus
                                              _________________________________

                                          Title:  CEO and President
                                             _________________________________

                      [Signature Page to Merger Agreement]

                                                                        EXHBIT B

                             STOCK OPTION AGREEMENT

   THIS STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of October 26, 2000, among MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation ("Parent"), and TELCOM SEMICONDUCTOR, INC., a Delaware corporation (the "Company"). Capitalized terms used but not otherwise defined herein will have the meanings ascribed to them in the Reorganization Agreement (as defined below).

                                    RECITALS

   A. The Company, Merger Sub (as defined below) and Parent have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") which provides for the merger (the "Merger") of a wholly-owned subsidiary of Parent ("Merger Sub") with and into the Company. Pursuant to the Merger, all outstanding capital stock of the Company will be converted into the right to receive Parent Common Stock.

   B. As a condition to Parent's willingness to enter into the Reorganization Agreement, Parent has requested that Company agree, and Company has so agreed, to grant to Parent an option to acquire shares of Company's Common Stock, $0.001 par value per share (the "Company Shares"), upon the terms and subject to the conditions set forth herein.

   NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Reorganization Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

   1. Grant of Option. Subject to the terms and conditions set forth herein, the Company hereby grants to Parent an irrevocable option (the "Option") to acquire up to a number of Company Shares equal to 19.9% of the issued and outstanding shares as of the date of this Agreement (the "Option Shares"), in the manner set forth below by paying cash at a price per share of $15.00 (the "Exercise Price"). The Exercise Price and the number of Option Shares granted hereunder shall be subject to adjustment as set forth herein.

   2. Exercise of Option.

   (a) The Option may be exercised by Parent, in whole or in part, at any time or from time to time (i) after termination of the Reorganization Agreement pursuant to Section 7.01(g) thereof or (ii) upon the occurrence of any event causing the Termination Fee to become payable pursuant to Section 7.03(b)(ii) of the Reorganization Agreement (any of the events described in clause (i) and (ii) of this sentence being referred to herein as an "Exercise Event"). In the event Parent wishes to exercise the Option, Parent will deliver to the Company a written notice (each an "Exercise Notice") specifying the total number of Option Shares it wishes to acquire. Each closing of a purchase of Option Shares (a "Closing") will occur on a date and at a time prior to the termination of the Option designated by Parent in an Exercise Notice delivered at least two
(2) business days prior to the date of such Closing, which Closing will be held at the principal offices of the Company.

   (b) The Option will terminate upon the earliest of (i) the Effective Time,
(ii) twelve (12) months following the date on which the Reorganization Agreement is terminated pursuant to Section 7.01(b) or 7.01(d)(i) thereof, if no event causing the Termination Fee to become payable pursuant to Section 7.03(b)(ii) of the Reorganization Agreement has occurred, (iii) twelve (12) months following the date on which the Reorganization Agreement is terminated pursuant to Section 7.1(g) thereof, (iv) in the event the Reorganization Agreement has been terminated pursuant to Section 7.01(b) or 7.01(d)(i) thereof and the Termination Fee became payable pursuant to Section 7.03(b)(ii) thereof, twelve (12) months after payment of the Termination Fee; and (v) the date on which the Reorganization Agreement is terminated other than pursuant to Sections 7.01(b), 7.01(d)(i) or 7.01(g); provided, however, that if the Option cannot be exercised by reason of any applicable government order or because the waiting period related to the issuance of the Option Shares under the HSR Act will not have expired or been terminated, then the Option will not terminate until the tenth business day after such impediment to exercise will have been removed or will have become final and not subject to appeal.

   3. Conditions to Closing. The obligation of Company to issue Option Shares to Parent hereunder is subject to the conditions that (A) any waiting period under the HSR Act applicable to the issuance of the Option Shares hereunder will have expired or been terminated; (B) all material consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Option Shares hereunder will have been obtained or made, as the case may be; and (C) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance will be in effect. It is understood and agreed that at any time during which the Option is exercisable, the parties will use their respective best efforts to satisfy all conditions to Closing, so that a Closing may take place as promptly as practicable.

   4. Closing. At any Closing, (A) the Company will deliver to Parent a single certificate in definitive form representing the number of Company Shares designated by Parent in its Exercise Notice, such certificate to be registered in the name of Parent and to bear the legend set forth in Section 10 hereof, against delivery of (B) payment by Parent to the Company of the aggregate purchase price for the Company Shares so designated and being purchased by delivery of a certified check or bank check.

   5. Representations and Warranties of the Company. Company represents and warrants to Parent that (A) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (B) the execution and delivery of this Agreement by the Company and consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or any of the transactions contemplated hereby; (C) this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company and, assuming this Agreement constitutes a legal, valid and binding obligation of Parent, is enforceable against the Company in accordance with its terms; (D) except for any filings required under the HSR Act, the Company has taken all necessary corporate and other action to authorize and reserve for issuance and to permit it to issue upon exercise of the Option, and at all times from the date hereof until the termination of the Option will have reserved for issuance, a sufficient number of unissued Company Shares for Parent to exercise the Option in full and will take all necessary corporate or other action to authorize and reserve for issuance all additional Company Shares or other securities which may be issuable pursuant to Section 8(a) upon exercise of the Option, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable; (E) upon delivery of the Company Shares and any other securities to Parent upon exercise of the Option, Parent will acquire such Company Shares or other securities free and clear of all material claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, excluding those imposed by Parent; (F) the execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws or equivalent organizational documents of the Company or any of its subsidiaries, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which its or any of their respective properties is bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company's or any of its subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its or any of their respective properties are bound or affected; and (G) the execution and delivery of this Agreement by the

Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity except pursuant to the HSR Act.

   6. Put Right.

   (a) Parent Put. At the request of and upon notice by Parent (the "Put Notice"), at any time during the period during which the Option is exercisable pursuant to Section 2 (the "Purchase Period"), the Company (or any successor entity thereof) will purchase from Parent all or any portion of the Option, to the extent not previously exercised, at the price set forth below at:

   The difference between the "Market/Tender Offer Price" for the Company Shares as of the date Parent gives notice of its intent to exercise its rights under this Section 6(a) (defined as the higher of (A) the highest price per share offered as of such date pursuant to any Acquisition Proposal which was made prior to such date and (B) the average closing sale price of Company Shares then on the Nasdaq National Market during the five (5) trading days ending on the trading day immediately preceding such date) and the Exercise Price, multiplied by the number of Company Shares purchasable pursuant to the Option, but only if the Market/Tender Offer Price is greater than the Exercise Price. For purposes of determining the highest price offered pursuant to any Acquisition Proposal which involves consideration other than cash, the value of such consideration will be equal to the higher of (x) if securities of the same class of the proponent as such consideration are traded on any national securities exchange or by any registered securities association, a value based on the closing sale price or asked price for such securities on their principal trading market on such date and (y) the value ascribed to such consideration by the proponent of such Acquisition Proposal, or if no such value is ascribed, a value determined in good faith by the Board of Directors of the Company.

   (b) Payment and Redelivery of Option or Shares. In the event Parent exercises its rights under Section 6(a) by delivery of a Put Notice, the Company will, within twenty (20) business days after Parent delivers such notice, pay the required amount to Parent in immediately available funds and Parent will surrender to the Company all or such portion of the Option with respect to which the Put Notice relates and the certificates evidencing the Company Shares purchased by Parent pursuant to such Put Notice.

   7. Registration Rights.

   (a) Following the termination of the Reorganization Agreement, Parent (sometimes referred to herein as the "Holder") may by written notice (a "Registration Notice") to the Company (the "Registrant") request the Registrant to register under the Securities Act all or any part of the shares acquired by the Holder pursuant to this Agreement (such shares requested to be registered, the "Registrable Securities") in order to permit the sale or other disposition of any or all shares of the Registrable Securities that have been acquired by or are issuable to Holder upon exercise of the Option in accordance with the intended method of sale or other disposition stated by Holder, including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision. Holder agrees to cause, and to cause any underwriters of any sale or other disposition to cause, any sale or other disposition pursuant to such registration statement to be effected on a widely distributed basis so that upon consummation thereof no purchaser or transferee will own beneficially more than 5.0% of the then-outstanding voting power of Registrant. Upon a request for registration, the Registrant will have the option exercisable by written notice delivered to the Holder within ten (10) business days after the receipt of the Registration Notice, irrevocably to agree to purchase all or any part of the Registrable Securities for cash at a price (the "Option Price") equal to the product of (i) the number of Registrable Securities so purchased and (ii) the per share average of the closing sale prices of the Registrant's Common Stock on the Nasdaq National Market for the ten (10) trading days immediately preceding the date of the Registration Notice. Any such purchase of Registrable Securities by the Registrant hereunder will take place at a closing to be held at the principle executive offices of the Registrant or its counsel at any reasonable date and time designated by the Registrant in such notice within ten business days after delivery of such notice. The payment for the shares to be purchased will be made by delivery at the time of such closing of the Option Price in immediately available funds.

   (b) If the Registrant does not elect to exercise its option to purchase pursuant to Section 7(a) with respect to all Registrable Securities, the Registrant will use all reasonable efforts to effect, as promptly as practicable, the registration under the Securities Act of the unpurchased Registrable Securities requested to be registered in the Registration Notice and to keep such registration statement effective for such period not in excess of 90 calendar days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition; provided, however, that the Holder will not be entitled to more than an aggregate of two (2) effective registration statements hereunder. The obligations of Registrant hereunder to file a registration statement and to maintain its effectiveness may be suspended for up to 120 calendar days in the aggregate if the Board of Directors of Registrant shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require premature disclosure of material nonpublic information that would materially and adversely affect Registrant or otherwise interfere with or adversely affect any pending or proposed offering of securities of Registrant or any other material transaction involving Registrant. If consummation of the sale of any Registrable Securities pursuant to a registration hereunder does not occur within 90 days after the filing with the SEC of the initial registration statement therefor, the provisions of this
Section 7 will again be applicable to any proposed registration. The Registrant will use all reasonable efforts to cause any Registrable Securities registered pursuant to this Section 7 to be qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder may reasonably request and will continue such registration or qualification in effect in such jurisdictions; provided, however, that the Registrant will not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision. If Registrant effects a registration under the Securities Act of Company Common Stock for its own account or for any other stockholders of Registrant (other than on Form S-4 or Form S-8, or any successor form), it will allow Holder the right to participate in such registration by selling its Registrable Securities, and such participation will not affect the obligation of Registrant to effect demand registration statements for Holder under this Section 7; provided that, if the managing underwriters of such offering advise Registrant in writing that in their opinion the number of shares of Company Common Stock requested to be included in such registration exceeds the reasonable number which can be sold in such offering, Registrant will include the shares requested to be included therein by Holder pro rata with the shares intended to be included therein by Registrant.

   (c) The registration rights set forth in this Section 7 are subject to the condition that the Holder will provide the Registrant with such information with respect to the Holder's Registrable Securities, the plan for distribution thereof, and such other information with respect to the Holder as, in the reasonable judgment of counsel for the Registrant, is necessary to enable the Registrant to include in a registration statement all facts required to be disclosed with respect to a registration thereunder.

   (d) A registration effected under this Section 7 will be effected at the Registrant's expense, except for underwriting discounts and commissions and the fees and expenses of counsel to the Holder, and the Registrant will provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings and as such underwriters may reasonably require. In connection with any registration, the Holder and the Registrant agree to enter into an underwriting agreement reasonably acceptable to each such party, in form and substance customary for transactions of this type with the underwriters participating in such offering.

   (e) Indemnification.

   (i) The Registrant will indemnify the Holder, each of its directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, and each underwriter of the Registrant's securities, with respect to any registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Registrant of any rule or regulation promulgated under the Securities Act applicable to the Registrant in connection with any such registration, qualification or compliance, and the Registrant will reimburse the Holder and, each of its directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, and each underwriter for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, that the Registrant will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Registrant by such Holder or director or officer or controlling person or underwriter seeking indemnification.

   (ii) The Holder will indemnify the Registrant, each of its directors and officers and each underwriter of the Registrant's securities covered by such registration statement and each person who controls the Registrant within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of any rule or regulation promulgated under the Securities Act applicable to the Holder in connection with any such registration, qualification or compliance, and will reimburse the Registrant, such directors, officers or control persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Registrant by the Holder for use therein; provided, that in no event will any indemnity under this Section 7(e) exceed the net proceeds of the offering received by the Holder.

   (iii) Each party entitled to indemnification under this Section 7(e) (the "Indemnified Party") will give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided, that counsel for the Indemnifying Party, who will conduct the defense of such claim or litigation, will be approved by the Indemnified Party (whose approval will not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party will pay such expense if representation of the Indemnified Party by counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, and provided further, however, that the failure of any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its obligations under this Section 7(e) unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party will be required to indemnify any Indemnified Party with respect to any settlement entered into without such Indemnifying Party's prior consent (which will not be unreasonably withheld).

   8. Adjustment Upon Changes in Capitalization.

   (a) In the event of any change in the Company Shares by reason of stock dividends, stock splits, reverse stock splits, mergers (other than the Merger), recapitalizations, combinations, exchanges of shares and the like, the type and number of shares or securities subject to the Option, and the Exercise Price will be adjusted appropriately, and proper provision will be made in the agreements governing such transaction so that Parent will receive, upon exercise of the Option, the number and class of shares or other securities or property that Parent would have received in respect of the Company Shares if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

   (b) Without limiting the parties' relative rights and obligations under the Reorganization Agreement, if the number of outstanding shares of Company Common Stock increases after the date of this Agreement (other than pursuant to an event described in Section 8(a)), the number of shares of Company Common Stock subject to the Option (including those Option Shares which may have already been exercised) will be adjusted so that it equals 19.9% of the number of shares of Company Common Stock then issued and outstanding, without giving effect to any Option Shares.

   9. Profit Limitation.

   (a) Notwithstanding any other provision in this Agreement or the Reorganization Agreement, in no event shall Parent's Total Profit (as defined below) exceed $12,000,000 (the "Maximum Profit") and, if Parent's Total Profit otherwise would exceed the Maximum Profit, Parent, at its sole discretion shall either (i) reduce the number of Option Shares subject to the Option, (ii) pay cash to the Company, or (iii-) any combination of the foregoing, so that Parent's actual realized Total Profit shall not exceed the Maximum Profit after taking into account the foregoing actions; provided, however, that to the extent the payment by the Company of cash to Parent in satisfaction of the Termination Fee pursuant to Section 7.03 of the Reorganization Agreement would cause Parent's Total Profit to exceed the Maximum Profit (after Parent has had an opportunity to reduce Parent's Total Profit pursuant to this Section 9(a)), then the Company need not pay such cash portion of the Termination Fee.

   (b) For purposes of this Agreement, "Total Profit" shall mean: (i) the aggregate amount (before taxes) of (i) (A) any amounts received by Parent on the repurchase of the Option by the Company pursuant to Section 6, plus (B) any Termination Fee paid by the Company and received by Parent pursuant to the Reorganization Agreement, minus (ii) the amounts of any cash previously paid by Parent to the Company pursuant to Section 2.

   (c) For purposes of Section 9(a) and clause (i) of Section 9(b), the value of any Option Shares delivered by Parent to the Company shall be the Market/Tender Offer Price of such Options Shares.

   10. Restrictive Legends. Each certificate representing Option Shares issued to Parent hereunder will include a legend in substantially the following form:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT DATED AS OF OCTOBER 26, 2000, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

   It is understood and agreed that (i) the reference to restrictions arising under the Securities Act in the above legend will be removed by delivery of substitute certificate(s) without such reference if such Option Shares have been registered pursuant to the Securities Act, such Option Shares have been sold in reliance on and in accordance with Rule 144 under the Securities Act or Holder has delivered to Registrant a copy of a letter from the staff of the SEC, or an opinion of counsel in form and substance reasonably satisfactory to Registrant and its counsel, to the effect that such legend is not required for purposes of the Securities Act and (ii) the reference to restrictions pursuant to this Agreement in the above legend will be removed by delivery of substitute certificate(s) without such reference if the Option Shares evidenced by certificate(s) containing such reference have been sold or transferred in compliance with the provisions of this Agreement under circumstances that do not require the retention of such reference.

   11. Listing and HSR Filing. The Company, upon the request of Parent, will promptly file an application to list the Company Shares to be acquired upon exercise of the Option for quotation on the Nasdaq National Market (or any other national securities exchange or quotation system or which the Company Common Stock is then listed) and will use its best efforts to obtain approval of such listing as soon as practicable. Promptly after the date hereof, each of the parties hereto will promptly file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice all required premerger notification and report forms and other documents and exhibits required to be filed under the HSR Act to permit the acquisition of the Company Shares subject to the Option at the earliest possible date.

   12. Binding Effect. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Any shares sold by a party in compliance with the provisions of Section 7 will, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Agreement and any transferee of such shares will not be entitled to the rights of such party. Certificates representing shares sold in a registered public offering pursuant to Section 7 will not be required to bear the legend set forth in Section 10.

   13. Specific Performance. The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party hereto agrees that in addition to other remedies the other party hereto will be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement or the right to enforce any of the covenants or agreements set forth herein by specific performance. In the event that any action will be brought in equity to enforce the provisions of the Agreement, neither party hereto will allege, and each party hereto hereby waives the defense, that there is an adequate remedy at law.

   14. Entire Agreement. This Agreement and the Reorganization Agreement (including the appendices thereto) constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

   15. Further Assurances. Each party hereto will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

   16. Validity. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of the other provisions of this Agreement, which will remain in full force and effect. In the event any Governmental Entity of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto will negotiate in good faith and will execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision.

   17. Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

   (a) if to Parent, to:

     Microchip Technology Incorporated
     Microchip Technology Incorporated
     2355 West Chandler Boulevard
     Chandler, Arizona 85224
     Attention: General Counsel
     Telecopy No.: (480) 899-9210

   with a copy to:

     Wilson, Sonsini, Goodrich & Rosati, Professional Corporation
     One Market, Spear Tower
     Suite 3300
     San Francisco, CA 94105
     Attention: Michael J. Kennedy, Esq.
     Telecopy No.: (415) 947-2099

   (b) if to the Company, to:

     Telcom Semiconductor, Inc.
     1300 Terra Bella Avenue
     Mountain View, California 94043
     Attention: Chief Executive Officer
     Telecopy No.: (650) 940-9633

   with a copy to:

     Jenkens & Gilchrist, a Professional Corporation
     1445 Ross Avenue
     Suite 3200
     Dallas, TX 75202
     Attention: John R. Holzgraefe, Esq.
             Gregory J. Schmitt, Esq.
     Telecopy No.: (214) 885-4300

   18. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

   19. Expenses. Except as otherwise expressly provided herein or in the Reorganization Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement will be paid by the party incurring such expenses.

   20. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

   21. Assignment. Neither of the parties hereto may sell, transfer, assign or otherwise dispose of any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that the rights and obligations hereunder will inure to the benefit of and be binding upon any successor of a party hereto.

   22. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed to be an original, but both of which, taken together, will constitute one and the same instrument.

         [The remainder of this page has been intentionally left blank]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                          MICROCHIP TECHNOLOGY INCORPORATED

                                          By:  /s/ Steve Sanghi
                                            ___________________________________
                                          Name:  Steve Sanghi
                                              _________________________________
                                          Title:  CEO and President
                                             _________________________________

                                          TELCOM SEMICONDUCTOR, INC.

                                          By:  /s/ Robert G. Gargus
                                            ___________________________________
                                          Name:  Robert G. Gargus
                                              _________________________________
                                          Title:  CEO and President
                                             _________________________________

                   [Signature Page to Stock Option Agreement]

                                                                       EXHIBIT C

                            FORM OF VOTING AGREEMENT

   THIS COMPANY VOTING AGREEMENT (this "Agreement") is made and entered into as of October 26, 2000, among MICROCHIP TECHNOLOGY INCORPORATED., a Delaware corporation ("Parent"), and the undersigned stockholder (the "Stockholder") of TELCOM SEMICONDUCTOR, INC., a Delaware corporation ("Company").

                                    RECITALS

   A. The Company, Merger Sub (as defined below) and Parent have entered into an Agreement and Plan of Reorganization of even date herewith (the "Reorganization Agreement"), which provides for the merger (the "Merger") of Matchbox Acquisition Corp., a wholly-owned subsidiary of Parent ("Merger Sub"), with and into the Company. Pursuant to the Merger, all outstanding common stock of the Company, par value $0.001 per share ("Company Common Stock"), shall be converted into common stock of Parent, as set forth in the Reorganization Agreement;

   B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of the Company and shares subject to outstanding options as is indicated on the signature page of this Agreement; and

   C. In consideration of the execution of the Reorganization Agreement by Parent, Stockholder (in his or her capacity as such) agrees to vote the Shares (as defined below) and other such shares of capital stock of the Company over which Stockholder has voting power so as to facilitate consummation of the Merger.

   NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

   1. Certain Definitions. Capitalized terms not defined herein shall have the meanings ascribed to them in the Reorganization Agreement. For purposes of this
Agreement:

     (a) "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Reorganization Agreement shall have been terminated pursuant to Article VII thereof, or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement.

     (b) "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

     (c) "Shares" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date.

     (d) Transfer. A Person shall be deemed to have effected a "Transfer" of a security if such person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

   2. Transfer of Shares.

   (a) Transferee of Shares to be Bound by this Agreement. Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Shares to be effected unless each Person to which any of such Shares, or any interest in any of such

Shares, is or may be transferred shall have: (a) executed a counterpart of this Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Parent may reasonably request); and (b) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

   (b) Transfer of Voting Rights. Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date, Stockholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares.

   3. Agreement to Vote Shares. At every meeting of the stockholders of the Company called, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company, Stockholder (in his or her capacity as such) shall cause the Shares to be voted in favor of adoption of the Reorganization Agreement. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict Stockholder from acting in Stockholder's capacity as a director or officer of Company (it being understood that this Agreement shall apply to Stockholder solely in Stockholder's capacity as a stockholder of Company) or voting in Stockholder's sole discretion on any matter other than those matters referred to in the preceding sentence.

   4. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permissible by law, with respect to the Shares.

   5. Representations and Warranties of the Stockholder. Stockholder (i) is the beneficial owner of the shares of Company Common Stock and the options to purchase shares of Company Common Stock indicated on the signature page of this Agreement, which are free and clear of any liens, adverse claims, charges or other encumbrances (except any such encumbrances arising under securities laws); (ii) does not beneficially own any securities of the Company other than the shares of Company Common Stock and options to purchase shares of Company Common Stock indicated on the signature page of this Agreement; and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

   6. Additional Documents. Stockholder (in his or her capacity as such) and Parent hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the intent of this Agreement.

   7. Legending of Shares. If so requested by Parent, Stockholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy.

   8. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

   9. Miscellaneous.

   (a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

   (b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

   (c) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

   (d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

   (e) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

   If to Parent:

     Microchip Technology Incorporated
     2355 West Chandler Boulevard
     Chandler, Arizona 85224
     Attention: General Counsel
     Telecopy No.: (480) 899-9210

   with a copy to:

     Wilson Sonsini Goodrich & Rosati, Professional Corporation
     One Market, Spear Tower
     San Francisco, CA 94105
     Attention: Michael J. Kennedy, Esq.
     Telecopy No.: (415) 947-2099

   If to Stockholder:

     To the address for notice set forth on the signature page hereof.

   (f) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without reference to rules of conflicts of law.

   (g) Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

   (h) Effect of Headings. The section headings are for convenience only and shall not affect the construction or interpretation of this Agreement.

   (i) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

   (j) No Obligation to Exercise Options. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall obligate Stockholder to exercise any option, warrant or other right to acquire shares of Company Common Stock.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                                          STOCKHOLDER
MICROCHIP TECHNOLOGY INCORPORATED


                                          By: _________________________________
By: _______________________________         Signature
  Signature of Authorized Signatory


                                          Name: _______________________________
Name: _____________________________

Title: ____________________________       Title: ______________________________

                                          _____________________________________

                                          _____________________________________
                                         Print Address

                                          _____________________________________
                                         Telephone
                                          _____________________________________
                                         Facsimile No.

                                         Share beneficially owned:

                                             shares of Company Common Stock

                                              shares of Company Common Stock
                                          issuable upon exercise of
                                          outstanding options


                  [Signature Page to Company Voting Agreement]

                               IRREVOCABLE PROXY

   The undersigned stockholder (the "Stockholder") of Telcom Semiconductor, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints the directors on the Board of Directors of Microchip Technology Incorporated, a Delaware corporation ("Parent"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy until the Expiration Date (as defined below). Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

   This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Company Voting Agreement of even date herewith by and among Parent and the undersigned stockholder, and is granted in consideration of Parent entering into that certain Agreement and Plan of Reorganization of even date herewith (the "Reorganization Agreement"), among Parent, Matchbox Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company. The Reorganization Agreement provides for the merger of Merger Sub with and into the Company in accordance with its terms (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Reorganization Agreement shall have been validly terminated pursuant to Article VII thereof or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement.

   The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such meeting in favor of adoption of the Reorganization Agreement.

   The attorneys and proxies named above may not exercise this Proxy on any other matter. The undersigned stockholder may vote the Shares on all other matters.

   Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

   This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: October   , 2000

                                      Signature of Stockholder: _______________

                                      Print Name of Stockholder: ______________

                     [Signature Page to Irrevocable Proxy]

                                                                       EXHIBIT D

                                                                October 26, 2000
Board of Directors
TelCom Semiconductor, Inc.
1300 Terra Bella Avenue
Mountain View, California 94039

Gentlemen:

   We understand that TelCom Semiconductor, Inc. (the "Company"), Microchip Technology Incorporated ("Microchip") and its wholly-owned subsidiary, Matchbox Acquisition Corp. ("Merger Sub"), propose to enter into an Agreement and Plan of Reorganization which will provide, among other things, for the merger ("Merger") of Merger Sub with and into the Company. Under the terms set forth in that certain Agreement and Plan of Reorganization, dated October 26, 2000 (the "Agreement"), the Company shall become a wholly-owned subsidiary of Microchip, and each issued and outstanding share of Common Stock, $.001 par value, of the Company ("Company Common Stock") (other than any shares of Company Common Stock held by the Company or any direct or indirect wholly owned subsidiary of the Company) shall be converted into the right to receive that number of shares of Microchip's Common Stock, $.001 par value per share ("Microchip Common Stock"), as specified in the Agreement (the "Exchange Ratio"). The terms and conditions of the Merger are set forth more fully in the Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

   You have asked for our opinion as to whether the Exchange Ratio is fair, from a financial point of view, to the stockholders of the Company.

   For purposes of this opinion, we have reviewed the Agreement; analyzed certain publicly available financial statements and other information of the Company and Microchip; analyzed certain internal financial statements and other financial and operating data and financial forecasts for the Company (the "Company Forecasts"), in each case, prepared by the Company's management; and analyzed certain internal financial statements and other financial and operating data and financial forecasts for Microchip ("Microchip Forecasts"), in each case prepared by Microchip's management. We have held discussions with members of the senior management of the Company and Microchip regarding the financial information referred to above as well as the strategic rationale for, and the potential benefits of, the Merger and the past and current business operations, financial condition and future prospects of the Company. We have reviewed the pro forma impact of the Merger on Microchip's earnings per share, and we have analyzed the relative contributions of the Company and Microchip to the combined companies. In addition, we have reviewed the reported price and trading activity for both the Company Common Stock and Microchip Common Stock, reviewed certain historic operating information provided by the Company and Microchip, compared certain financial information including market prices and valuation multiples for the Company and Microchip with similar information for certain other comparable publicly traded companies, reviewed the financial terms, to the extent publicly available, of certain recent business combinations in the semiconductor industry and performed such other studies and analyses as we considered appropriate.

   For purposes of rendering this opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information reviewed by and discussed with us. In rendering this opinion, we have assumed, with your consent, that the Company Forecasts and the Microchip Forecasts (and, in each case, the assumptions and bases therefor) have been reasonably prepared in good faith and on a basis reflecting the best currently available estimates, assumptions and judgements of the management of the Company and Microchip as to the future financial condition and performance of the Company and Microchip, respectively.

   In providing this letter, we have assumed, with your consent and without independent verification that the representations and warranties of the parties in the Agreement are true and correct as of the date hereof and that the Merger will have the tax, accounting and legal effects contemplated in the Agreement, including, among other things, that the Merger will be accounted for as a "pooling-of-interests" business combination in accordance with U.S. generally accepted accounting principles ("GAAP") and that the Merger will be treated as a tax-free reorganization pursuant to the Internal Revenue Code of 1986, as amended. We have also assumed that the historical financial statements of each of the Company and Microchip reviewed by us have been prepared and fairly presented in accordance with generally accepted accounting principles consistently applied. In addition, we have assumed that all conditions to the consummation of the Merger will be fulfilled and that the Merger will be consummated in a timely manner.

   In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or Microchip or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Merger, and our opinion is limited to the fairness, from a financial point of view to the stockholders of the Company, of the Exchange Ratio. Our opinion does not address the relative merits of the Merger as compared to any alternative business strategy that might be available to the Company nor does our opinion address the Company's underlying business decision to effect the Merger or constitute a recommendaton of the Merger to the Company or its stockholders. This letter is not intended as a substitute for the exercise of the business judgment of the Board of Directors of the Company in reviewing the Merger. Finally, our opinion does not constitute an opinion or imply a conclusion as to the current price per share of the Company Common Stock or the price at which Company Common Stock will trade at any future time.

   Our opinion is based upon market, economic and other conditions as they exist and can be evaluated on the date hereof, and we assume no responsibility to update or revise our opinion based upon circumstances or events occurring after that date. It should be understood that subsequent developments may affect the conclusions expressed in this opinion.

   Based upon and subject to the foregoing and based upon such other matters as we considered relevant, it is our opinion that as of the date hereof, the Exchange Ratio is fair, from a financial point of view, to the stockholders of the Company.

   We are acting as the Company's financial advisor in connection with the Merger and will receive a fee for our services, including the rendering of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of our engagement. In addition, in the ordinary course of our business, we may actively trade in the Company Common Stock or Microchip Common Stock for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in such securities.

   The foregoing opinion letter is provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transactions contemplated herein and is not intended to be and does not constitute a recommendation to any stockholder of the Company or Microchip as to how such stockholder should vote, or take any other action, with respect to the Merger. This opinion is not intended to confer any rights or remedies upon any employee, creditor, stockholder or other equity holder of the Company or any other party. Our opinion is not to be disclosed to or relied upon by any other person (including any stockholder of the Company) or used, circulated, quoted or otherwise referred to for any other purpose, nor is it to be filed with, included in or referred to in whole or in part in any publicly available statement or document, except in accordance with our prior written consent.

                                          Very truly yours,

                                          /s/ C.E. UNTERBERG, TOWBIN
                                          C.E. Unterberg, Towbin

                                                                       EXHIBIT E

                      FORM OF COMPANY AFFILIATE AGREEMENT

   THIS COMPANY AFFILIATE AGREEMENT (this "Agreement") is made and entered into as of October 26, 2000, between MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation ("Parent"), and the undersigned stockholder of TELCOM SEMICONDUCTOR, INC., a Delaware corporation ("Company"), who may be deemed an affiliate ("Affiliate") of Company. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Reorganization Agreement (as defined below).

                                    RECITALS

   A. The Company, Merger Sub (as defined below) and Parent have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") which provides for the merger (the "Merger") of Matchbox Acquisition Corp., a wholly-owned subsidiary of Parent ("Merger Sub"), with and into the Company. Pursuant to the Merger, all issued and outstanding capital stock of the Company (the "Company Capital Stock") as of the Effective Time (as defined in the Reorganization Agreement) will be converted into common stock of Parent, par value $0.001 per share ("Parent Common Stock") as set forth in the Reorganization Agreement;

   B. The execution and delivery of this Agreement by Affiliate is a material inducement to Parent to enter into the Reorganization Agreement; and

   C. Affiliate has been advised that Affiliate may be deemed to be an "affiliate" of Parent after the Merger as the term "affiliate" is used (i) for purposes of Rule 144 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and (ii) in Accounting Series Releases 130 and 135, as amended, although nothing contained herein shall be construed as an admission by Affiliate that Affiliate is in fact an "affiliate" of Parent.

   NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

   1. Acknowledgments by Affiliate. Affiliate acknowledges and understands that the representations, warranties and covenants by Affiliate set forth herein will be relied upon by Parent, the Company and their respective affiliates, counsel and accounting firms for purposes of determining Parent's eligibility to account for the Merger as a "pooling of interests." Affiliate has carefully read this Agreement and the Reorganization Agreement and has had the opportunity to discuss the requirements of this Agreement with Affiliate's professional advisors, who Affiliate believes are qualified to advise Affiliate with regard to such matters.

   2. Beneficial Ownership of Company Capital Stock. The Affiliate is the sole beneficial owner of the number of shares of Company Capital Stock set forth next to its name on the signature page hereto (the "Shares"). There are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which the Affiliate is party or by which it is bound obligating the Affiliate to issue, deliver, sell or redeem prior to the end of the Restricted Period (as defined in Section 3 below), or cause to be issued, delivered, sold or redeemed prior to the end of the Restricted Period, any Shares or obligating the Affiliate to grant or enter into any such option, warrant, call, right, commitment or agreement prior to the end of the Restricted Period. The Affiliate has the sole right to transfer such Shares. The Shares constitute all shares of Company Capital Stock owned, beneficially or of record, by the Affiliate. The Affiliate has not engaged in any sale or other transfer of the Shares in contemplation of the Merger. All shares of Company Capital Stock and Parent Common Stock acquired by Affiliate subsequent to the date hereof (including shares of Parent Common Stock acquired in the Merger) shall be subject to the provisions of this Agreement, to the extent such provisions are then still applicable, as if held by Affiliate as of the date hereof.

   3. Covenants Related to Pooling of Interests. In accordance with Staff Accounting Bulletin No. 65, during the period from the date 30 days prior to the Effective Time until the day Parent publicly announces financial results covering at least 30 days of combined operations of Parent and the Company (the "Restricted Period"), Affiliate shall not sell, exchange, transfer, pledge, distribute, make any gift or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise) intended or having the effect, directly or indirectly, to reduce Affiliate's risk relative to any shares of Parent Common Stock or Company Capital Stock (including the Shares). Parent may, at its discretion, place a stock transfer notice consistent with the foregoing, with respect to Affiliate's shares of Parent Common Stock provided that such notice shall be countermanded as soon as practicable upon expiration of the necessity therefor.

   4. Compliance with Rule 145 and the Securities Act.

   (a) Affiliate has been advised that (i) the issuance of shares of Parent Common Stock in connection with the Merger is expected to be effected pursuant to a registration statement on Form S-4 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the resale of such shares shall be subject to restrictions set forth in Rule 145 under the Securities Act, and
(ii) Affiliate may be deemed to be an affiliate of the Company. Affiliate accordingly agrees not to sell, transfer or otherwise dispose of any Parent Common Stock issued to Affiliate in the Merger unless (i) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Securities Act, (ii) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or an appropriate exemption from registration, (iii) Affiliate delivers to Parent a written opinion of counsel, reasonably acceptable to Parent in form and substance, that such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act or (iv) an authorized representative of the Commission shall have rendered written advice to Affiliate to the effect that the Commission would take no action, or that the staff of the Commission would not recommend that the Commission take any action, with respect to the proposed disposition if consummated (the "No Action Correspondence").

   (b) Parent shall give stop transfer instructions to its transfer agent with respect to any Parent Common Stock received by Affiliate in the Merger and there shall be placed on the certificates representing such Common Stock, or any substitutions therefor issued prior to the end of the Restricted Period, a legend stating in substance:

  "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 APPLIES AND MAY ONLY BE TRANSFERRED (A) IN CONFORMITY WITH RULE 145(d), OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (C) IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

The legend set forth above shall be removed (by delivery of a substitute certificate without such legend) and Parent shall instruct its transfer agent to remove such legend, if Affiliate delivers to Parent (i) satisfactory written evidence that the shares have been sold in compliance with Rule 145 (in which case, the substitute certificate shall be issued in the name of the transferee), (ii) the No Action Correspondence, (iii) an opinion of counsel, in form and substance reasonably satisfactory to Parent, to the effect that public sale of the shares by the holder thereof is no longer subject to Rule 145, or
(iv) a written request for removal of such legend after the first anniversary of the Effective Time.

   5. Termination.

   (a) This Agreement shall be terminated and shall be of no further force and effect in the event of the termination of the Reorganization Agreement pursuant to Article VII of the Reorganization Agreement.

   6. Miscellaneous.

   (a) Waiver; Severability. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto. In the event that any provision of this Agreement, or the application of any such provision to any person, entity or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

   (b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other party hereto.

   (c) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

   (d) Injunctive Relief. Each of the parties acknowledge that (i) the covenants and the restrictions contained in this Agreement are necessary, fundamental, and required for the protection of Parent and the Company and to preserve for Parent the benefits of the Merger; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each of such covenants a special, unique, and extraordinary value; and (iii) a breach of any such covenants or any other provision of this Agreement shall result in irreparable harm and damages to Parent and the Company which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, Parent and the Company shall be entitled to the immediate remedy of a temporary restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any such covenant or provision or to specifically enforce the provisions hereof.

   (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without reference to rules of conflicts of law.

   (f) Entire Agreement. This Agreement sets forth the entire understanding of Affiliate and Parent relating to the subject matter hereof and supersedes all prior agreements and understandings between Affiliate and Parent relating to the subject matter hereof.

   (g) Attorneys' Fees. In the event of any legal actions or proceeding to enforce or interpret the provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, whether or not the proceeding results in a final judgment.

   (h) Further Assurances. Affiliate shall execute and/or cause to be delivered to Parent such instruments and other documents and shall take such other actions as Parent may reasonably request to effectuate the intent and purposes of this Agreement.

   (i) Third Party Reliance. Counsel to and independent auditors for Parent and the Company shall be entitled to rely upon this Affiliate Agreement.

   (j) Survival. The representations, warranties, covenants and other provisions contained in this Agreement shall survive the Merger.

   (k) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

   If to Parent:

     Microchip Technology Incorporated
     2355 West Chandler Boulevard
     Chandler, Arizona 85224
     Attention: General Counsel
     Telecopy No.: (480) 899-9210

   with a copy to:

     Wilson Sonsini Goodrich & Rosati, Professional Corporation
     One Market, Spear Tower
     Suite 3300
     San Francisco, CA 94105
     Attention: Michael J. Kennedy, Esq.
     Telecopy No.: (415) 947-2099

   If to Affiliate:

   To the address for notice set forth on the signature page hereof.

   (l) Counterparts. This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         [The remainder of this page has been intentionally left blank]

   IN WITNESS WHEREOF, the parties have caused this Affiliate Agreement to be duly executed on the day and year first above written.

MICROCHIP TECHNOLOGY  AFFILIATE
INCORPORATED
By: ____________      By: _______________________________________
Name: __________      Affiliate's Address for Notice:
Title: _________      ___________________________________________
                      ___________________________________________
                      ___________________________________________

                                          Shares beneficially owned:

                                          ______ shares of Company Common Stock

                                          ______ shares of Company Common Stock
                                          issuable upon exercise of
                                          outstanding options

                                                  shares of Parent Common
                                           Stock

                [Signature Page to Company Affiliate Agreement]

                                                                       EXHIBIT F

                        FORM OF NONCOMPETITION AGREEMENT

   THIS NONCOMPETITION AGREEMENT (the "Agreement") is made and entered into on October 26, 2000 by and between Microchip Technology Incorporated, a Delaware corporation ("Parent"), Matchbox Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), TelCom Semiconductor, Inc., a
Delaware corporation ("TSI" or the "Company") and                ("TSI
Employee"), to be effective upon the Closing Date (as defined in the Reorganization Agreement described below).

   WHEREAS, concurrently with the execution of this Agreement, TSI, Parent and Merger Sub have entered into an Agreement and Plan of Reorganization dated October 26, 2000 (the "Reorganization Agreement"), pursuant to which, among other things, Merger Sub shall merge with and into TSI and Parent shall thereby acquire all of the issued and outstanding capital stock of TSI by means of such merger (the "Merger");

   WHEREAS, TSI Employee currently owns shares of common stock of the Company ("TSI Common Stock");

   WHEREAS, the term "Parent," as used for all purposes in this Agreement, shall include any current or future, direct or indirect subsidiaries of Parent, including TSI, and "Company" shall also refer to the surviving corporation of the Merger of TSI and Merger Sub, including the Company.

   WHEREAS, in connection with the various transactions contemplated by the Reorganization Agreement, TSI Employee shall have all of his or her issued and outstanding TSI common stock converted into shares of Parent common stock and/or shall receive options to purchase shares of Parent common stock in connection with the various transactions contemplated by the Reorganization Agreement;

   WHEREAS, Parent, Merger Sub, the Company and TSI Employee desire to enter into this Agreement to provide that Parent receive the benefit of the consideration it is paying in connection with the Merger.

   NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

   1. Confidentiality. TSI Employee hereby agrees to complete and execute Parent's standard Proprietary Information and Inventions Agreement.

   2. Conflicting Obligations. TSI Employee certifies that TSI Employee has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would preclude TSI Employee from complying with the provisions hereof, and further certifies that TSI Employee will not enter into any such conflicting agreement while in the employ of Parent.

   3. Covenant Not to Compete.

   (a) Definitions. As used in this Agreement, the terms:

     (i) "Restricted Business" shall mean any business that is engaged in or (to the TSI Employee's knowledge, after due inquiry) preparing to be engaged in that involves in any manner the development, manufacturing, sale or support of a silicon product that competes with or could potentially replace any product that is offered for sale by the Parent (including TSI products) now or following the Merger.

     (ii) "Restricted Territory" shall mean the larger of: (A) all of the countries of the world or (B) if (A) is found unenforceable, the countries in which Parent sells either directly or through resellers or others, Parent products (including TSI products) during the term of the non-compete obligations specified in this Section 3.

     (iii) Restricted Period means the one-(1) year period following TSI Employee's cessation of employment with Parent, if such cessation of employment occurs within 12 months following the Effective Date (as defined in the Reorganization Agreement). If the TSI Employee continues to be employed by Parent for more than 12 months following the Effective Date, then there shall be no Restricted Period.

   (b) Non-Compete. In consideration of: (i) the receipt by TSI Employee of consideration from Parent in connection with the Merger and transactions contemplated by the Reorganization Agreement (including shares of Parent common stock in exchange for shares of TSI Common Stock owned by TSI Employee and/or options to acquire shares of Parent common stock) and (ii) Parent entering into the Reorganization Agreement and Parent's willingness to perform its obligations thereunder, TSI Employee agrees that (A) during the Restricted Period or (B) in the event that the period set forth in clause (A) is determined to be unenforceable by a court of competent jurisdiction, the maximum period allowable, TSI Employee will not, directly or indirectly, engage in (whether as an officer, employee, director, proprietor, partner, consultant or otherwise), or have any ownership interest in, or participate in the financing, operation, management or control of, any person, firm, corporation or business that engages in a business that, at the time such TSI Employee's employment with the Parent ceases, is a Restricted Business in a Restricted Territory. It is agreed that ownership of less than one percent (1%) of the outstanding voting stock of a publicly-traded company or privately held company shall not, in and of itself, constitute a violation of this section. It is further agreed that the foregoing consideration is not intended to constitute liquidated damages for a violation of this section.

   (c) Non-Solicit. During the period ending on the expiration of the Restricted Period, TSI Employee agrees that TSI Employee shall not:

     (i) take any action to, or do anything reasonably intended to, divert business from Parent or any of its respective subsidiaries, or influence or attempt to influence any retailer, dealer, vendor, supplier, customer or potential customer of Parent to cease doing business with Parent; or

     (ii) directly or indirectly recruit, solicit, or assist others in recruiting, or soliciting, any person who is an employee of Parent or induce or attempt to induce any such employee to terminate his or her employment with Parent.

   (d) REMEDIES. TSI EMPLOYEE HEREBY RECOGNIZES AND ACKNOWLEDGES THAT A MATERIAL VIOLATION OF THE TERMS AND PROVISIONS OF THIS SECTION 3 WOULD CAUSE IRREPARABLE INJURY TO PARENT OR ANY OF ITS RESPECTIVE AFFILIATES, AS THE CASE MAY BE, FOR WHICH PARENT OR ANY OF ITS RESPECTIVE AFFILIATES, WOULD HAVE NO ADEQUATE REMEDY AT LAW. ACCORDINGLY, IN THE EVENT THAT TSI EMPLOYEE SHALL FAIL TO MATERIALLY COMPLY WITH THE TERMS AND PROVISIONS OF THIS SECTION 3 IN ANY RESPECT, AND TSI EMPLOYEE HAS BEEN GIVEN NOTICE OF SUCH VIOLATION AND AN OPPORTUNITY TO CURE SUCH VIOLATION, PARENT OR ANY OF ITS RESPECTIVE SUBSIDIARIES, SHALL BE ENTITLED TO PRELIMINARY AND OTHER INJUNCTIVE RELIEF AND TO SPECIFIC PERFORMANCE OF THE TERMS AND PROVISIONS HEREOF. IN FURTHERANCE AND NOT IN LIMITATION OF THE FOREGOING, TSI EMPLOYEE HEREBY WAIVES ANY CLAIM OR DEFENSE RELATING TO ANY VIOLATION OR BREACH BY TSI EMPLOYEE OF THE TERMS AND PROVISIONS OF THIS SECTION 3 THAT PARENT OR ANY OF ITS RESPECTIVE AFFILIATES, HAVE AN ADEQUATE REMEDY AT LAW OR THAT MONEY DAMAGES WOULD PROVIDE AN ADEQUATE REMEDY FOR SUCH VIOLATION OR BREACH.

   (e) Severability. The parties intend that the covenants contained in the preceding paragraphs shall be construed as a series of separate covenants, one for each county, city, state and other political subdivision of each country in the Restricted Territory. Except for geographic coverage, each separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraphs. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants (or any part thereof) deemed included in said paragraphs, then such unenforceable covenant (or such part) shall be deemed eliminated from this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced by such court. It is the intent of the parties that the covenants set forth herein be enforced to the maximum degree permitted by applicable law.

   4. Representations of TSI Employee. TSI Employee represents that:

     (a) TSI Employee: (i) is familiar with the covenants not to compete and not to solicit set forth in this Agreement, (ii) is fully aware of his or her obligations hereunder, and (iii) is receiving specified, bargained-for consideration in connection with the Merger and various transactions contemplated in the Reorganization Agreement for his or her covenants not to compete and not to solicit.

     (b) Execution of this Agreement and performance of TSI Employee's obligations hereunder, will not conflict with, or result in a violation of or breach of and any other agreement to which TSI Employee is a party or any judgment, order or decree to which TSI Employee is subject.

   5. General Provisions.

   (a) Entire Agreement. This Agreement represents the entire agreement and understanding between the parties as to the subject matter hereof, and supersedes all prior or contemporaneous agreements, whether written or oral.

   (b) Waiver. No waiver, alteration, or modification of any of the provisions of this Agreement shall be binding unless in writing and signed by (i) a duly authorized representative of Parent and (ii) TSI Employee (the consent of any other party hereto need not be obtained). No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege hereunder.

   (c) Severability. If one or more of the provisions in this Agreement is deemed void by law, then the remaining provisions will continue in full force and effect.

   (d) Assignment. This Agreement shall inure to the benefit of and is assignable by Parent without consent to any successor-in-interest to Parent (whether by means of Merger, asset sale or otherwise).

   (e) Counterparts. This Agreement may be executed by either of the parties hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

   (f) Governing Law; Consent to Personal Jurisdiction. This Agreement shall be governed in all respects by the internal laws of the State of Arizona without regard to conflict of law provisions. Each of TSI Employee and Parent hereby consents to the personal jurisdiction of the federal courts located in the county of Maricopa County, Arizona for any action or proceeding arising from or relating to this Agreement.

   (g) Notice. Any notice or communication required or permitted under this Agreement shall be made in writing and delivered personally to the other party or sent by certified or registered mail, return receipt requested and postage prepaid.

   (h) Effectiveness. This Agreement shall automatically be effective upon the Effective Time of the Merger contemplated by the Reorganization Agreement without any further action of any parties hereto.

   IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

MICROCHIP TECHNOLOGY INCORPORATED                (TELCOM EMPLOYEE)

By: ____________________________________________ _____________________________________

Name: __________________________________________

Title: _________________________________________  TelCom Employee's Address for Notice

                                                 _____________________________________

MATCHBOX ACQUISITION CORP.                       _____________________________________

                                                 _____________________________________

By: ____________________________________________

Name: __________________________________________ TELCOM SEMICONDUCTOR, INC.

Title: _________________________________________

                                                 By: _________________________________

                                                 Name: _______________________________

                                                 Title: ______________________________

                          TELCOM SEMICONDUCTOR, INC.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                               January 16, 2001


     The undersigned hereby appoints Robert G. Gargus and Phillip M. Drayer, and each of them, as attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote all of the shares of stock of TelCom Semiconductor, Inc. ("TelCom") which the undersigned may be entitled to vote at a Special Meeting of Stockholders of TelCom to be held at TelCom Semiconductor, Inc., 1300 Terra Bella Avenue, Mountain View, California 94039, on January 16, 2001, at 10:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof (the "TelCom Special Meeting"), with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the Special Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE NOTICE AND IN THE PROXY STATEMENT/PROSPECTUS TRANSMITTED IN CONNECTION WITH THE TELCOM SPECIAL MEETING. ANY HOLDER WHO WISHES TO WITHHOLD THE DISCRETIONARY AUTHORITY REFERRED TO IN PROPOSAL 2 BELOW SHOULD MARK A LINE THROUGH THE ENTIRE PROPOSAL.

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

PROPOSAL 1     To approve and adopt the Agreement and Plan of Reorganization dated as of October 26, 2000, among Microchip Technology
               Incorporated ("Microchip"), Matchbox Acquisition Corp., a newly formed wholly owned subsidiary of Microchip ("Merger Sub"), and TelCom, pursuant to which Merger Sub will merge with and into TelCom, and Merger Sub will cease to exist and TelCom will become a wholly owned subsidiary of Microchip (the "Merger") and to approve the Merger.

         [  ]  FOR      [  ]  AGAINST    [  ]  ABSTAIN

PROPOSAL 2     In the Board's discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the TelCom Special Meeting.

Receipt of the Proxy Statement/Prospectus dated December 6, 2000, is hereby acknowledged.


Dated __________________, 200__          --------------------------------------

                                         --------------------------------------
                                         SIGNATURE(S)

                                         Please sign exactly as your name
                                         appears hereon.  If the stock is
                                         registered in the names of two or more
                                         persons, each should sign.  Executors,
                                         administrators, trustees, guardians and
                                         attorneys-in-fact should add their
                                         titles.  If signer is a corporation,
                                         please give full corporate name and
                                         have a duly authorized officer sign,
                                         stating title.  If signer is a
                                         partnership, please sign in partnership
                                         name by an authorized person.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.